As filed with the Securities and Exchange Commission on April 30, 2009

Registration No. 333-120125

811-21663

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FLEXIBLE PREMIUM VARIABLE ANNUITY – H

FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 9

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 10

Separate Account VA WNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

4 Manhattanville Road

Purchase, NY 10577

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Transamerica Financial Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

FLEXIBLE PREMIUM VARIABLE ANNUITY - H

Issued Through

SEPARATE ACCOUNT VA WNY

By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Prospectus

May 1, 2009

This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Financial Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Flexible Premium Variable Annuity - H, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2009. Please call us at (800) 525-6205 or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

TRANSAMERICA SERIES TRUST

Subadvised by American Century Investment Management, Inc.

Transamerica American Century Large Company Value VP – Service Class

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Growth VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica International Moderate Growth VP – Service Class

Subadvised by BlackRock Investment Management, LLC

Transamerica BlackRock Large Cap Value VP – Service Class

Subadvised by BlackRock Financial Management, Inc.

Transamerica BlackRock Tactical Allocation VP – Service Class

Advised by Transamerica Asset Management, Inc.

Transamerica BlackRock Global Allocation VP – Service Class

Subadvised by Capital Guardian Trust Company

Transamerica Capital Guardian Value VP – Service Class

Subadvised by ING Clarion Real Estate Securities, L.P.

Transamerica Clarion Global Real Estate Securities VP – Service Class

Subadvised by J.P. Morgan Investment Management Inc.

Transamerica JPMorgan Enhanced Index VP – Service Class

Subadvised by Jennison Associates LLC

Transamerica Jennison Growth VP– Service Class

Subadvised by ClearBridge Advisors, LLC

Transamerica Legg Mason Partners All Cap VP – Service Class

Subadvised by MFS® Investment Management

Transamerica MFS High Yield VP – Service Class

Transamerica MFS International Equity VP – Service Class

Subadvised by Columbia Management Advisors, LLC

Transamerica Marsico Growth VP – Service Class

Subadvised by Pacific Investment Management Company LLC

Transamerica PIMCO Total Return VP – Service Class

Subadvised by T. Rowe Price Associates, Inc.

Transamerica T. Rowe Price Equity Income VP – Service Class

Transamerica T. Rowe Price Growth Stock VP – Service Class

Transamerica T. Rowe Price Small Cap VP – Service Class

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC

Transamerica Templeton Global VP – Service Class

Subadvised by AEGON USA Investment Management, LLC.

Transamerica Efficient Markets VP – Service Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced VP – Service Class

Transamerica Convertible Securities VP – Service Class

Transamerica Equity VP – Service Class

Transamerica Growth Opportunities VP – Service Class

Transamerica Money Market VP – Service Class

Transamerica Science & Technology VP – Service Class

Transamerica Small/Mid Cap Value VP – Service Class

Transamerica U.S. Government Securities VP – Service Class

Transamerica Value Balanced VP – Service Class

Managed by AEGON USA Investment Management, LLC.

Transamerica Index 50 VP – Service Class

Transamerica Index 75 VP – Service Class

Subadvised by Morgan Stanley Investment Management Inc.

Transamerica Van Kampen Active International Allocation VP – Service Class

Transamerica Van Kampen Large Cap Core VP – Service Class

Subadvised by Van Kampen Asset Management

Transamerica Van Kampen Mid-Cap Growth VP – Service Class

AIM VARIABLE INSURANCE FUNDS

Managed by Invesco Aim Advisors, Inc.

AIM V.I. Basic Value Fund – Series II Shares

AIM V.I. Capital Appreciation Fund – Series II Shares

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Managed by AllianceBernstein L.P.

AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

AllianceBernstein Growth and Income Portfolio – Class B

AllianceBernstein Large Cap Growth Portfolio – Class B

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Managed by Fidelity Management & Research Company

Fidelity – VIP Balanced Portfolio – Service Class 2

Fidelity – VIP Contrafund® Portfolio – Service Class 2

Fidelity – VIP Equity-Income Portfolio – Service Class 2

Fidelity – VIP Growth Portfolio – Service Class 2

Fidelity – VIP Mid Cap Portfolio – Service Class 2

Fidelity – VIP Value Strategies Portfolio – Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Managed by Franklin Advisers, Inc.

Franklin Income Securities Fund – Class 2

Managed by Franklin Mutual Advisers, LLC

Mutual Shares Securities Fund – Class 2

Managed by Templeton Investment Counsel LLC

Templeton Foreign Securities Fund – Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Fund Administrator: Franklin Templeton Services, LLC

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

JANUS ASPEN SERIES

Managed by Janus Capital Management LLC

Janus Aspen – Enterprise Portfolio – Service Shares

Janus Aspen – Worldwide Portfolio – Service Shares

MFS® VARIABLE INSURANCE TRUSTSM

Managed by MFS® Investment Management

MFS New Discovery Series – Service Class

MFS Total Return Series – Service Class

TABLE OF CONTENTS continued

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative and Service Office — Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any surrender charge.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the the Living Benefits Rider, the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, or the Retirement Income Choice 1.2 Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Separate Account — Separate Account VA WNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

You (Your) — the owner of the policy.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1. THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Financial Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed under “Investment Choices” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that the Company guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2. PURCHASE

The initial premium payment for nonqualified policies must be at least $5,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. You can generally add as little as $50 at any time during the accumulation phase.

3. INVESTMENT CHOICES

You can allocate your premium payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4. PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose.

5. EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued after the date of this prospectus.

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 8% of premium payments surrendered within four years after the premium is paid. We will calculate surrender charges by taking the earnings, if any, out before premium payments.

We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount’s value) that depend on the death benefit option that you select, as follows:

•	1.65% if you choose the Return of Premium Death Benefit

•	1.85% if you choose the Annual Step-Up Death Benefit

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable.

We deduct a daily fund facilitation fee from the assets in certain investment choices at an annual rate (as a percentage of the subaccount’s value) as follows:

•	0.20% if you choose the AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

•	0.15% if you choose the Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

•	0.10 % if you choose the Transamerica BlackRock Global Allocation VP - Service Class

If you elect the Living Benefits Rider, then there is an annual rider fee during the accumulation phase of 0.90% of the “principal back” total withdrawal base on each anniversary (“rider anniversary”) of the date the rider was elected.

If you elect the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, then there is an annual rider fee during the accumulation phase of 0.90% of the withdrawal base on each rider anniversary. For each additional option you elect with the rider, you will be charged an annual fee during the accumulation phase that is also a percentage of the total withdrawal base; this fee is in addition to the rider fee for the base benefit.

If you elect the Retirement Income Choice 1.2 Rider, there is an annual rider fee during the accumulation phase of 1.10% of the withdrawal base charged quarterly if you elect the Open Allocation option, and 0.40% to 1.25% if you elect the Designated Allocation option depending on what designated investment options you choose. For each additional option you elect with the rider, you will be charged a quarterly fee during the accumulation phase that is also a percentage of the withdrawal base; this fee is in addition to the rider fee for the base benefit.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6. ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).

You may generally take out up to the free amount free of surrender charges. Amounts surrendered in excess of this free amount may be subject to a surrender charge. You may have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down.

8. DEATH BENEFIT

If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

When you purchase a policy you may generally choose an optional guaranteed minimum death benefit:

•	Annual Step-Up Death Benefit

Charges are lower if you do not choose an optional guaranteed minimum death benefit.

After the policy is issued, a guaranteed minimum death benefit cannot be added, and the death benefit cannot be changed.

9. TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10. ADDITIONAL FEATURES

This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

These features include, but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”).

Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

Under certain medically related circumstances, you may surrender all or part of the policy value without any surrender charge. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You may elect to purchase an optional rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed lifetime withdrawal benefit. This feature is called the “Living Benefits Rider.” If you elect this rider, we will monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts back and forth between investment choices that we designate and the variable investment choices that you have selected. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider.” If you elect the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, you must allocate 100% of your policy value to one or more “designated investment choices.” (See “Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider - Designated Investment Choices.”) You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Choice 1.2 Rider.” If you elect the Retirement Income Choice I.2 Rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option and meet other conditions. (See “Retirement Income Choice 1.2 - Allocation Options and Restrictions”.) You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

11. OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2008, if any) are in Appendix – Condensed Financial Information to this prospectus.

12. INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Financial Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaservice.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES

The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.

The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Policy Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)
Base Policy	8%
Transfer Fee	$0 - $10
Special Service Fee	$0 - $25

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Annual Service Charge	$0 - $30 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.65%

Optional Separate Account Expenses:
Annual Step-Up Death Benefit	0.20%
Fund Facilitation Fee	0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	2.05%

Optional Rider Fees:
Living Benefits Rider (annual charge - a % of Total Withdrawal Base)	0.90%
Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider - Single Life Option (annual charge - a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.25%
Maximum Total Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	1.90%

Current Total Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	1.15%

Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.20%
Maximum Total Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	1.85%

Current Total Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	1.10%

Retirement Income Choice 1.2 Rider (annual charge a % of withdrawal base):
Base Benefit Open Allocation Option (Maximum)	1.85%
Base Benefit Open Allocation Option (Current)	1.10%
Base Benefit Designated Allocation Group A (Maximum)	2.00%
Base Benefit Designated Allocation Group A (Current)	1.25%
Base Benefit Designated Allocation Group B (Maximum)	1.65%
Base Benefit Designated Allocation Group B (Current)	0.90%
Base Benefit Designated Allocation Group C (Maximum)	1.15%
Base Benefit Designated Allocation Group C (Current)	0.40%
Additional Benefits available with the Retirement Income Choice 1.2 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Maximum Total Retirement Income Choice 1.2 Rider Fees (Single Life) with Highest Combination of Benefits	2.25%

Current Total Retirement Income Choice 1.2 Rider Fee (Single Life) with Highest Combination of Benefits	1.50%

The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2008 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):
Lowest Gross	0.67%
Highest Gross	1.64%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2008, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the Highest Fund Facilitation Fee, Annual Step-Up Death Benefit and Retirement Income Choice 1.2 Rider—Single Life Option with additional Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period:
1 Year	$1252
3 Years	$2246
5 Years	$2728
10 Years	$5635
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:
1 Year	$532
3 Years	$1616
5 Years	$2728
10 Years	$5635

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Annuity Policy Fee Table and Expense Examples: The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See section “5. Expenses”.

Policy Owner Transaction Expenses:

Maximum Surrender Charge: The surrender charge, if any is imposed, applies to each premium, regardless of how policy value is allocated among the investment choices. The surrender charge decreases based on the number of years since the premium payment was made.

Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer.

Special Service Fees: We may deduct a charge for special services, such as overnight delivery.

Annual Service Charge:

Annual Service Charge: The annual service charge is assessed on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.

Separate Account Annual Expenses:

Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit.

Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.

Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in the AllianceBernstein Balanced Wealth Strategy Portfolio (0.20%) and the Franklin Templeton VIP Founding Funds Allocation Fund (0.15%). See section “5. Expenses”.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Stup-Up Death Benefit fee, plus the Fund Facilitation fee, but does not include any annual optional rider fees.

Optional Rider Fees:

Optional Rider Fees: In some cases, riders to the policy are available that provide optional benefits. There are additional fees (each year) for those riders.

Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value (less any premium enhancements if the rider is added in the first policy year). After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider and Retirement Income Choice 1.2 -base benefit: The annual fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income Choice Rider with Double Initial Withdrawal Base Benefit Rider, and Retirement Income Choice 1.2 Rider - Additional Benefits (Single Life and Joint Life Options): You may elect the Retirement Income Choice with Double Initial Withdrawal Base Benefit and the Retirement Income Choice 1.2 rider with the Death Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.

Maximum Total Retirement Income Choice Rider Fees with Double Initial Withdrawal Base Benefit Rider Fees, and Retirement Income Choice 1.2 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.

Total Portfolio Annual Operating Expenses:

Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisors or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

Expense Examples:

Expense Examples: The Example does not reflect transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

1. THE ANNUITY POLICY

This prospectus describes the Flexible Premium Variable Annuity - H policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges.

An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2. PURCHASE

Policy Issue Requirements

The Company will not issue a policy unless:

•	the Company receives in good order (at our Administrative and Service Office) all information needed to issue the policy;

•	the Company receives in good order (at our Administrative and Service Office) a minimum initial premium payment; and

•	the annuitant, owner, and any joint owner are age 90 or younger (the limit may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Financial Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for us to pay any associated payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by our company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information at our administrative and service office. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information at our administrative and service office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

We reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant for issue ages 0-80. For issue ages over 80, we reserve the right to reject cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our administrative and service office,. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

You could lose the amount you allocate to the variable subaccounts.

The Company reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. Eastern time. Holidays are generally not business days.

3. INVESTMENT CHOICES

The Separate Account

The following variable subaccounts are available under the policy for new investors, but may not be available for all policies. The subaccounts invest in shares of the various underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below. The following variable investment choices are currently offered through this policy. Please be certain to review the notes following the list of variable investment choices.

TRANSAMERICA SERIES TRUST

Subadvised by American Century Investment Management, Inc.

Transamerica American Century Large Company Value VP – Service Class

Portfolio Construction Manager: Morningstar Associates, LLC

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Growth VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica International Moderate Growth VP – Service Class

Subadvised by BlackRock Investment Management, LLC

Transamerica BlackRock Large Cap Value VP – Service Class

Subadvised by BlackRock Financial Management, Inc.

Transamerica BlackRock Tactical Allocation VP – Service Class

Advised by Transamerica Asset Management, Inc.

Transamerica BlackRock Global Allocation VP – Service Class

Subadvised by Capital Guardian Trust Company

Transamerica Capital Guardian Value VP – Service Class

Subadvised by ING Clarion Real Estate Securities, L.P.

Transamerica Clarion Global Real Estate Securities VP – Service Class

Subadvised by J.P. Morgan Investment Management Inc.

Transamerica JPMorgan Enhanced Index VP – Service Class

Subadvised by Jennison Associates LLC

Transamerica Jennison Growth VP– Service Class

Subadvised by ClearBridge Advisors, LLC

Transamerica Legg Mason Partners All Cap VP – Service Class

Subadvised by MFS® Investment Management

Transamerica MFS High Yield VP – Service Class

Transamerica MFS International Equity VP – Service Class

Subadvised by Columbia Management Advisors, LLC

Transamerica Marsico Growth VP – Service Class

Subadvised by Pacific Investment Management Company LLC

Transamerica PIMCO Total Return VP – Service Class

Subadvised by T. Rowe Price Associates, Inc.

Transamerica T. Rowe Price Equity Income VP –Service Class

Transamerica T. Rowe Price Growth Stock VP –Service Class

Transamerica T. Rowe Price Small Cap VP – Service Class

Subadvised by Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC

Transamerica Templeton Global VP – Service Class

Subadvised by AEGON USA Investment Management, LLC.

Transamerica Efficient Markets VP – Service Class

Subadvised by Transamerica Investment Management, LLC

Transamerica Balanced VP – Service Class

Transamerica Convertible Securities VP – Service Class

Transamerica Equity VP – Service Class

Transamerica Growth Opportunities VP – Service Class

Transamerica Money Market VP – Service Class

Transamerica Science & Technology VP – Service Class

Transamerica Small/Mid Cap Value VP – Service Class

Transamerica U.S. Government Securities VP –Service Class

Transamerica Value Balanced VP – Service Class

Managed by AEGON USA Investment Management, LLC.

Transamerica Index 50 VP – Service Class

Transamerica Index 75 VP – Service Class

Subadvised by Morgan Stanley Investment Management Inc.

Transamerica Van Kampen Active International Allocation VP – Service Class

Transamerica Van Kampen Large Cap Core VP –Service Class

Subadvised by Van Kampen Asset Management

Transamerica Van Kampen Mid-Cap Growth VP –Service Class

AIM VARIABLE INSURANCE FUNDS

Managed by Invesco Aim Advisors, Inc.

AIM V.I. Basic Value Fund – Series II Shares

AIM V.I. Capital Appreciation Fund – Series II Shares

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Managed by AllianceBernstein L.P.

AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

AllianceBernstein Growth and Income Portfolio - Class B

AllianceBernstein Large Cap Growth Portfolio - Class B

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Managed by Fidelity Management & Research Company

Fidelity – VIP Balanced Portfolio – Service Class 2

Fidelity – VIP Contrafund® Portfolio – Service Class 2

Fidelity – VIP Equity-Income Portfolio – Service Class 2

Fidelity – VIP Growth Portfolio – Service Class 2

Fidelity – VIP Mid Cap Portfolio – Service Class 2

Fidelity – VIP Value Strategies Portfolio – Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Managed by Franklin Advisers, Inc.

Franklin Income Securities Fund – Class 2

Managed by Franklin Mutual Advisers, LLC

Mutual Shares Securities Fund – Class 2

Managed by Templeton Investment Counsel LLC

Templeton Foreign Securities Fund – Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Fund Administrator: Franklin Templeton Services, LLC

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

JANUS ASPEN SERIES

Managed by Janus Capital Management LLC

Janus Aspen – Enterprise Portfolio – Service Shares

Janus Aspen – Worldwide Portfolio – Service Shares

MFS® VARIABLE INSURANCE TRUSTSM

Managed by MFS® Investment Management

MFS New Discovery Series – Service Class

MFS Total Return Series – Service Class

NOTES TO VARIABLE INVESTMENT CHOICES

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

There can be no assurance that the Transamerica Money Market VP – Service Class portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Transamerica Money Market VP – Service Class subaccount may become extremely low and possibly negative.

Transamerica Capital Guardian Global VP merged into Transamerica Templeton Global VP.

Transamerica Capital Guardian U.S. Equity VP merged into Transamerica Van Kampen Large Cap Core VP.

Janus Aspen – Enterprise Portfolio, formerly known as Janus Aspen – Mid Cap Growth Portfolio.

Janus Aspen – Worldwide Portfolio, formerly known as Janus Aspen – Worldwide Growth Portfolio.

The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment advisor or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by the Company, and the Company may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios [or portfolio classes], close existing portfolios [or portfolio classes], or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. See the SAI for more information concerning the possible addition, deletion, or substitution of investments.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

The Company cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. The Company retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. The Company reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the Company’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, the Company may, at its discretion, close a subaccount to new investment (either transfers or premium payments). Any amounts that would otherwise be invested in a closed subaccount (for premium allocations, portfolio rebalancing, dollar cost averaging, automatic checking account or payroll deductions for period premiums, etc.) will, if you do not provide instructions for a new allocation be invested in the subaccount that invests in a portfolio of money market instruments. If a portfolio of money market instruments is unavailable, the Company will reinvest the amounts in another subaccount, or in the fixed account, if appropriate.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of the Company’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with the Company’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any investment choice within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received at our administrative and service office while the New York Stock Exchange is open to get same-day pricing of the transaction.

The number of transfers permitted may be limited and a $10 charge or each transfer in excess of 12 in any policy year will apply. We reserve the right to prohibit transfers to the fixed account.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. (Frequent transfers are considered to be disruptive.) Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgement and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur even with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for the portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and Expense Examples only apply to policies issued after the date of this prospectus.

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

You can surrender up to the greater of (i) 10% of your premium payments (ii) or any gains in the policy once each year free of surrender charges. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the four years following payment of each premium payment:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
more than 4	0%

For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you surrender $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $1600 on the remaining $20,000 [8% of ($30,000 -$10,000)].

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $7,200 [8% of ($100,000 - ($100,000 x 10%))].

You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.

Surrender charges are waived if you surrender money under the Nursing Care and Terminal Condition Withdrawal Option.

Keep in mind that surrenders may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from taxable earnings first.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge.

During the accumulation phase:

•	For the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.50%.

•	For the Annual Step-Up Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.70%.

During the income phase, the mortality and expense risk fee is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer.

Administrative Charges

We deduct a daily administrative charge to cover the costs of administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

In addition, during the accumulation phase, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.

Fund Facilitation Fee

We charge a fund facilitation fee in order to make certain funds available as investment choices under the policies. This fee is assessed daily based on the net asset value of subaccounts that we specify. The fund facilitation fee, expressed as an annual rate is:

•	0.20% if you choose the AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

•	0.15% if you choose the Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

•	0.10 % if you choose the Transamerica BlackRock Global Allocation VP - Service Class

Living Benefits Rider

If you elect the Living Benefits Rider, there is an annual rider fee of 0.90% of the “principal back” total withdrawal base on each rider anniversary before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Retirement Income Choice with Double Initial Withdrawal Base Benefit rider and Additional Options Fees

If you elect the Retirement Income Choice with Double Initial Withdrawal Base Benefit rider, then for the base benefit (for single life or joint life), there is currently an annual rider fee of 0.90% of the withdrawal base charged on each rider anniversary prior to annuitization. If you elect options with the Retirement Income Choice with Double Initial Withdrawal Base Benefit rider, then for each option you elect, you will be charged a fee that is a percentage of the withdrawal base on each rider anniversary prior to annuitization and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Option	Single Life Option	Joint Life Option
Death Benefit	0.25%	0.20%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Retirement Income Choice 1.2 Rider and Additional Options Fees

If you elect the Retirement Income Choice 1.2 rider, then the fee, which is charged quarterly before annuitization, depends on the allocation option that you choose. If you choose the Open Allocation option, the the fee for the base benefit (for either single or joint life) is 1.10% ( on an annual basis) of the withdrawal base. If you choose the Designated Investment option, then the fee for the base benefit (for single or joint life) is 1.25%, 0.90%, and 0.40% (on an annual basis) of the withdrawal base for allocating 100% of your policy value in Designated Allocation Allocation Group A, Designated Allocation Group B, or Designated Allocation Group C,

respectively. If you elect a combination of designated investment options among various classes, then your fee will be based on a weighted average of your choices. If you elect options with the Retirement Income Choice 1.2 rider, then for each option you elect, you will be charged a fee that is a percentage of the benefit base on each rider quarter before annuitization, and is in addition to the rider fee for the base benefit. The additional fees, on an annual basis, are as follows:

Option	Single Life Option	Joint Life Option
Death Benefit	0.25%	0.20%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the Annuity Policy Fee Table section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate TCI is the principal underwriter for the policies and receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to the Company and TCI

Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%
AIM VARIABLE INSURANCE FUNDS	0.50%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND	0.35%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.35%
JANUS ASPEN SERIES	0.25%
MFS® VARIABLE INSURANCE TRUSTSM	0.45%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we and TCI provide.

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2008 we received $407,650.38 from TAM pursuant to these benefits. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

•

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):

•

may directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.

•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2008, TCI received revenue sharing payments ranging from $4,000 to $35,295 (for a total of $418,058) from the following Fund managers and/or sub-advisers to participate in TCI’s events: AIM Advisors, Inc., Alliance Capital Management L.P., American Century Investment Management, Inc., BlackRock Investment Management, LLC., Columbia Management Advisors, Inc., Dreyfus, Evergreen Investments, Federated Investment Management Company, Fidelity Management and Research Company, Franklin Templeton Services, LLC, ING Clarion Real Estate Securities, Janus Capital Management, LLC, Jennison Associates LLC, JPMorgan Investment Management, Inc., Lehman Brothers, MFS Investment Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Putnam , Schroders, T. Rowe Price Associates, Inc., Transamerica Investment Management, LLC, Morgan Stanley Investment Management, Inc., Van Kampen Asset Management, Vanguard, ClearBridge Advisors, LLC. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distributor of the Policies” in this prospectus.

6. ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts (See “Section 10, Systematic Payout Option” for more details).

Surrenders

If you take a full surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

You may elect to take up to the free amount once each policy year without incurring a surrender charge. Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See “Section 8, Death Benefit”, for more details. A surrender may also reduce other benefits.

Surrenders from qualified policies may be restricted or prohibited.

Surrenders may be subject to a surrender charge. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.

If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our administrative and service office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Any payment or transfer request which is not in good order will cause a delay.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Signature Guarantee

As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e. partial withdrawals and surrenders) $50,000 and over;

•	Any non-electronic disbursement requests made on or within 15 days of a change to the address of record for a contract owner’s account; and

•

Any disbursement request when Transamerica Financial Life Insurance Company has been directed to send proceeds to a different address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement request made in connection with exchanges of one annuity policy for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or a Qualified Direct Rollover to another insurance company.

An investor can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	National and state banks;

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest maximum annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value to provide these annuity payments. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

The annuity payment options are explained below. Some options are fixed only and some can be fixed or variable.

Income for a Specified Period (fixed only). We will make level payments only for a fixed period. No funds will remain at the end of the period.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Life Income. You may choose between:

•	No Period Certain (fixed or variable)-Payments will be made only during the annuitant’s lifetime.

•	10 Years Certain (fixed or variable)-Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)-Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuitized amount.

Joint and Survivor Annuity. You may choose between:

•	No Period Certain (fixed or variable)-Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to a new payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping the Company informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will be Life with 10 Years Certain option. Please note, all optional benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

8. DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our administrative and service office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). Please Note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death.

Distribution requirements apply to the policy value upon the death of any owner. These distribution requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

Succession of Ownership

If an owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greater of:

•	the policy value on the date we receive the required information in good order at our Administrative and Service Office

•	the guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less adjusted partial surrenders, from the date of death to the date the death benefit is paid.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies to policies issued after the date of this prospectus.

On the policy application, you may generally choose a guaranteed minimum death benefit (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

Annual Step-Up Death Benefit

Under this option, on each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday; plus

•	any premium payments since the date of any policy anniversary with the largest policy value; minus

•	any adjusted partial surrenders since the date of the policy anniversary with the largest policy value.

The Annual Step-Up Death Benefit is not available if the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually.

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

This benefit is not available if the annuitant is 91 or older on the policy date. The Return of Premium Death Benefit will be in effect if you do not choose another death benefit option when you purchase your policy.

Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Guaranteed Minimum Death Benefit. The application and operation of the Guaranteed Minimum Death Benefit are governed by the terms and conditions of the policy form and riders.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the “Appendix—Death Benefit.” This is referred to as “adjusted partial surrender” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial surrender.

9. TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) policy comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders-Qualified Policies Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed lifetime withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed lifetime withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the guaranteed lifetime withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders-403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed lifetime withdrawal benefit.

Surrenders-Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

If your nonqualified policy contains a guaranteed lifetime withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed lifetime withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Guaranteed Lifetime Withdrawal Benefits

We may make available, as options under the policy, certain guaranteed lifetime withdrawal and other optional benefits. If your policy contains a guaranteed lifetime withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider for a qualified policy.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular withdrawals from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of withdrawals made per year, where: (1) up to 10% of your premium payments (reduced by prior withdrawals in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval.

This amount may be taken free of surrender charges.

Systematic withdrawals can be made monthly, quarterly, semi-annually, or annually and will not begin until one withdrawal period from the date we receive your written instructions in good order at our administrative and service office. Each withdrawal must be at least $50. Monthly and quarterly withdrawals must generally be made by electronic funds transfer directly to your checking or savings account.

If you request an additional withdrawal while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate.

Keep in mind that partial withdrawals under the Systematic Payout Option may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax.

Please note, if you elect certain features (e.g. living benefit riders) your Systematic Payout Option may be different for the first year.

There is no charge for this benefit.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges, will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started.

•

Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from one of the fixed or variable sources listed on the Dollar Cost Averaging election form (only fixed sources are available for special Dollar Cost Averaging programs).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies, may not be available for all policies, and may not be available in all states. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

There is no charge for this benefit.

Guaranteed Lifetime Withdrawal Benefits

You may elect one of the following optional riders under the policy that offers guaranteed lifetime withdrawal benefits - the Living Benefits Rider, the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, or the Retirement Income Choice 1.2 Rider. Important aspects of each of these riders are summarized in the Appendix - Guaranteed Lifetime Withdrawal benefit Comparison Table and are described in more detail below. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

The following benefits are no longer available for new sales, but if you have previously elected one of these riders you can still upgrade:

•	5 for Life Rider

•	5 for Life with Growth Rider

•	Income Select for Life Rider

•	Retirement Income Choice Rider

Living Benefits Rider

You may elect to purchase the optional Living Benefits Rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The Living Benefits Rider is only available during the accumulation phase. The Living Benefits Rider is only available for annuitant issue ages through age 80. The maximum issue age may be lower if required by state law.

You should view the Living Benefits Rider as a way to permit you to invest in variable investment choices while still having your policy value and liquidity protected to the extent provided by the Living Benefits Rider.

Please note:

•	Certain protections under the rider are available only if you hold the rider for ten years.

•

If you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment choices under the policy (including guaranteed period options in the fixed account) and the variable investment choices you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider. See “Portfolio Allocation Method” below.

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed minimum withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take the maximum advantage of the tax deferral aspect of the policy.

•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

Guaranteed Minimum Accumulation Benefit

If you elect the Living Benefits Rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment choices you select.

Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten years after you elect the rider), your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value (less any premium enhancements if the rider is added in the first policy year). After the rider date and before the guaranteed future value date, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date, the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charge that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the “Appendix—Living Benefits Rider Adjusted Partial Withdrawals” to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 – $90,000) to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.

Guaranteed Minimum Withdrawal Benefit

If you elect the Living Benefits Rider, (first as withdrawals from your policy value or, if necessary, as payments from us) we will provide a maximum annual withdrawal amount regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment choices you select.

Withdrawal Guarantees. We account for the withdrawals you take under the rider by applying two different withdrawal guarantees:

•	“principal back,” for withdrawals of up to 7% of your total withdrawal base.

•	“for life,” for withdrawals of up to 5% of your total withdrawal base.

When you make a withdrawal, you do not need to specify it as being under either withdrawal guarantee. Any withdrawals that you take while the rider is in effect could have different impacts under each of the withdrawal guarantees—on your maximum annual withdrawal amount, on your total withdrawal base, and on your minimum remaining withdrawal amount. For example, withdrawals that are compliant with the “principal back” maximum withdrawal amount could result in excess withdrawals under the “for life” withdrawal guarantee and, consequently, would reduce the maximum annual withdrawal amount, the total withdrawal base, and the minimum remaining withdrawal amount under the “for life” withdrawal guarantee. (See “Adjusted Partial Withdrawals” below.)

Your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix—Living Benefits Rider Adjusted Partial Withdrawals,” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any amount withdrawn in a rider year (including any surrender charge) in excess of the maximum withdrawal amount is an excess withdrawal.

•

The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See “Maximum Annual Withdrawal Benefit,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below.)

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce your death benefit and other benefits;

•	may be subject to any surrender charge; and

•	may be subject to income taxes and federal tax penalties (See “Section 9. Taxes”).

Maximum Annual Withdrawal Amount. Under this benefit:

•	you can withdraw up to 7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero;

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•

or, you can withdraw up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death, unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see “Adjusted Partial Withdrawals,” below). A penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount and frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot begin until after the rider anniversary following the annuitant’s 59th birthday.

•	Any withdrawal before the rider anniversary following the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% excise tax. You should consult a tax advisor before purchasing this rider with a qualified policy.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancements if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Please note: We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancements if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees.

Adjusted Partial Withdrawals. Each rider year, for each withdrawal guarantee (i.e., “principal back” and “for life”), gross partial withdrawals (the amount that you request be withdrawn, plus any surrender charge that may be applicable) up to the maximum annual withdrawal amount for that withdrawal guarantee, will reduce the minimum remaining withdrawal amount for that withdrawal guarantee on a dollar-for-dollar basis, but will not reduce the total withdrawal base for that withdrawal guarantee. For each withdrawal guarantee, gross partial withdrawals in excess of the maximum annual withdrawal amount for that withdrawal guarantee will reduce the total withdrawal base and minimum remaining withdrawal amount for that withdrawal guarantee by a pro rata amount (possibly to zero). See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.

Please note: Gross partial withdrawals that are compliant with the “principal back” withdrawal guarantee (i.e., withdrawals of the “principal back” maximum annual withdrawal amount) and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis.

Rider Fee. A rider fee, 0.90% of the “principal back” total withdrawal base on each rider anniversary, is charged annually before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Please note: Because the rider fee is a percentage of your “principal back” total withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that total withdrawal base is higher than your policy value.

Portfolio Allocation Method

If you elect the Living Benefits Rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the Living Benefits Rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM Transamerica U.S. Government Securities—Service Class subaccount (which invests in the Transamerica U.S. Government Securities— Service Class portfolio of the Transamerica Series Fund, Inc.) or certain guaranteed period options of the fixed account (each a “PAM investment choice” and collectively, the “PAM investment choices”) and the variable investment choices you choose. You should read the underlying fund prospectus for the variable PAM investment choice(s) carefully before you elect the Living Benefits Rider. We will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, at our sole discretion, necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment choices proportionally from all your variable investment choices. Currently, PAM transfers are being made to the PAM Transamerica U.S. Government Securities—Service Class subaccount.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem, in our sole discretion, necessary to help manage portfolio risk and support the guarantees under the Living Benefits Rider. You should not view the Living Benefits Rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment choices to the PAM investment choices, less of your policy value may be available to participate in any future positive investment performance of your variable investment choices. This may potentially provide a lower policy value than if you did not select the Living Benefits Rider.

We will use a mathematical model to compare your policy value and the guarantees to be provided in the future. Based upon this comparison, we may transfer some or all of your policy value to or from the PAM investment choices.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment choices. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment choice are at our discretion. Any transfer to your variable investment choices will be allocated into your variable investment choices in proportion to the amount of policy value in each variable investment choice.

Generally, transfers to the PAM investment choices first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment choices when the policy value drops by less than 3%. If the policy value continues to fall, more transfers to the PAM investment choices will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment choice(s) we deem appropriate. The policy value allocated to the PAM investment choices will remain there unless the performance of your chosen investment choices recovers sufficiently to enable us to transfer amounts back to your investment choices while maintaining the guarantees under the Living Benefits Rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.

Upgrades

Prior to the annuitant’s 86th birthday and after the third rider anniversary, you can upgrade the total withdrawal base and guaranteed future value to the policy value by sending us written notice. The minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Annuitization

If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your 5% “for life” maximum annual withdrawal amount.

Termination

The Living Benefits Rider will terminate upon the earliest of the following:

•	the date we receive written notice from you in good order requesting termination of the Living Benefits Rider (you may not terminate the rider before the third rider anniversary);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your 5% “for life” maximum annual withdrawal amount); or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Living Benefits Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Living Benefits Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income Choice With Double Initial Withdrawal Base Benefit Rider

You may elect to purchase the optional Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity to increase the withdrawal base if no withdrawals have been made before the 10th rider anniversary or before the anniversary following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) attaining age 73, whichever is later. This rider is available during the accumulation phase, and requires that you invest only in certain investment choices. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider for a qualified policy.

Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider – Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the rider withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint life option is elected) and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of “excess withdrawals”; see Withdrawal Base Adjustments, and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is 59 (before the younger spouse is 71 if the joint life option is elected) are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 61, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 61 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.

See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders -Retirement Income Choice and Retirement Income Choice with Double Initial Withdrawal Base Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices”). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the rider withdrawal amount, withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant, the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider terminates.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below.

The rider withdrawal amount is zero if the annuitant is not 59 years old (71 years old for the younger spouse if the joint option is elected) on the rider date and remains zero until the first day of the rider year after their 59th (or 71st) birthday. If the annuitant is at least 59 years old (71 years old for the younger spouse if the joint option is elected) on the date that the rider is elected (“rider date”), then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

Once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency of payments cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint option is elected), the rider withdrawal amount will be zero until the beginning of the rider year after that birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Investment Choices” below).

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint option is elected) The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	NA
59-69	5.0%	NA
70-79	6.0%	5.5% (age 71-79)
≥ 80	7.0%	6.5%

Please note, once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit, you should consider your need or possible need to take withdrawals within 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year if no excess withdrawal occurred or (2) the policy value on the rider anniversary, if the withdrawal base after any annual growth credit is applied, is less than that amount.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up will result in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after a rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in a form satisfactory to us, at our administrative and service office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Double Initial Withdrawal Base Benefit. If no withdrawals have been made 1) before the 10th rider anniversary, or 2) before the rider anniversary following the annuitant (or annuitant’s spouse if younger and the Joint Life is elected) attaining age 73, whichever is later, then the withdrawal base on that rider anniversary will be the greater of 1) the withdrawal base as calculated above or 2) the result of the withdrawal base on the rider date plus any premiums received within 90 days of the rider date, multiplied by 2. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income Choice and Retirement Income Choice with Double Initial Withdrawal Base Benefit Riders - Example 5 (no excess withdrawals) and Example 6 (excess withdrawals).”

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income Choice and Retirement Income Choice with Double Initial Withdrawal Base Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals, please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess-withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Choices. If you elect this rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica International Moderate Growth VP – Service Class

Transamerica Efficient Markets VP – Service Class

Transamerica Balanced VP – Service Class

Transamerica Money Market VP – Service Class

Transamerica U.S. Government Securities VP – Service Class

Transamerica Index 50 VP – Service Class

Transamerica Index 75 VP – Service Class

Transamerica Value Balanced VP – Service Class

Fidelity - VIP Balanced Portfolio – Service Class 2

Transamerica PIMCO Total Return VP – Service Class

AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Fixed Account

If you elect this rider, you may transfer amounts among the designated investment choices (subject to the terms and conditions stated in the prospectus); however, you cannot transfer any amount (or allocate premium payments) to any other subaccount. After the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer to a non-designated investment choice. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•	The earliest you can transfer to a non-designated investment choice is the first business day after the fifth rider anniversary. You will be required to terminate the rider first.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage, and growth rate (which may be higher or lower than your current rider fee percentage and growth rate); and any options you elect to change or add to the rider base benefit. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant is 86 or older.

Retirement Income Choice with Double Initial Withdrawal Base Benefit – Additional Options

You may elect the following options with the Retirement Income Choice rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life.

There is an additional fee if you elect the Death Benefit and/or the Income Enhancement Benefit option(s) under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit option, then the fee for each of the additional option will be different than under the Single Life option. See “Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider and Additional Option Fees”.

1. Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income Choice and Retirement Income Choice with Double Initial Withdrawal Base Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•	If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

2. Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy),

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider and Additional Option Fees. A rider fee, 0.90% of the withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit.

If you elect the death benefit option with this rider, then you will be charged a fee for that option that is in addition to the rider fee for the base benefit. The fee is charged annually prior to annuitization and is a percentage of the withdrawal base on each rider anniversary. The additional fees are as follows:

Option	Single Life	Joint Life
Death Benefit	0.25%	0.20%

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider. The rider fees are deducted from each investment choice in proportion to the amount of policy value in that investment choice.

Please Note: Because the rider fee is a percentage of your withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that withdrawal base is higher than your policy value.

Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider Issue Requirements

The Company will not issue the Retirement Income Choice with Double Initial Withdrawal Base Benefit rider unless:

•	the annuitant is at least 55 but not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant and annuitant’s spouse is at least 71 but not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income Choice with Double initial Withdrawal Base Benefit rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income Choice with Double Initial Withdrawal Base Benefit rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income Choice with Double Initial Withdrawal Base Benefit rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income Choice 1.2 Rider

You may elect to purchase the optional Retirement Income Choice 1.2 Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value according to either the Designated Allocation option or Open Allocation option. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income Choice 1.2 rider for a qualified policy.

Retirement Income Choice 1.2 – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustment, and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $5,105 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $4,811.

See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income Choice 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated according to the Designated Allocation option or the Open Allocation option. You should consult with your registered representative to assist you in determining whether the investment restrictions attributable to each option are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income Choice 1.2 rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments” below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

If your policy value reaches zero, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated according to either the Designated Allocation option or the Open Allocation option. (See “Allocation Options and Restrictions.”)

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-69	4.0%	3.5%
70-79	5.0%	4.5%
≥80	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after a rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income Choice 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base. See the “Appendix - Excess Interest Adjustment Example” for examples showing the effect hypothetical excess withdrawals in more detail.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Allocation Options and Restrictions. If you elect this rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option. Transfers will be permitted between the Designated Allocation option and the Open Allocation option at any time.

Designated Allocation Option. Under the Designated Allocation option, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

Fidelity - VIP Balanced Portfolio – Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Transamerica Asset Allocation - Moderate Growth VP – Service Class

Transamerica International Moderate Growth VP – Service Class

Transamerica Balanced VP – Service Class

Transamerica Efficient Markets VP– Service Class

Transamerica Index 75 VP – Service Class

Transamerica Value Balanced VP – Service Class

Designated Allocation Group B

Transamerica Asset Allocation - Moderate VP – Service Class

Transamerica BlackRock Global Allocation VP – Service Class

Transamerica BlackRock Tactical Allocation VP – Service Class

Transamerica Index 50 VP – Service Class

Designated Allocation Group C

Transamerica Asset Allocation - Conservative VP – Service Class

Transamerica PIMCO Total Return VP – Service Class

Transamerica Money Market VP – Service Class

Transamerica U.S. Government Securities VP –Service Class

Fixed Account

Transfers between the designated investment options in the Designated Allocation option are allowed as permitted under the policy; however, transfers as provided for in the policy from a designated investment option to a non-designated investment option are not permitted unless you change your allocation option to the Open Allocation option.

Open Allocation Option. Under the Open Allocation option, you may allocate to any investment options available under the policy.

If you elect the Open Allocation option, the OA Method will automatically be in effect. The OA Method uses a mathematical model which is designed to help the Company manage portfolio risk and support the guarantees under the rider. Under the OA Method, the mathematical model monitors your policy value and guarantees under the rider and transfers amounts back and forth between the OA Transamerica ProFund UltraBear VP subaccount (the “OA subaccount”) and the variable investment options you choose to the extent necessary to support the benefit guarantees. You will still have complete discretion over the selection of, and allocation to, the variable investment options for any portion of your policy value that the OA Method does not allocate to the OA subaccount. You should read the underlying fund prospectus for the variable OA subaccount carefully before you elect the Open Allocation option.

Transfers to the OA subaccount according to the mathematical model will be proportionally from all your variable investment options. This mathematical model will not change once you purchase the rider, but we may use a different model for riders issued in the future.

The OA Method is designed to help manage the Company’s portfolio risk associated with negative performance and support the guarantees under the rider. You should not view the rider nor the OA Method as a “market timing” or other type of investment program designed to enhance your policy value. If you choose the Open Allocation option, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the OA subaccount, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the Open Allocation option.

Under the OA Method, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the OA subaccount.

Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the OA subaccount
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the OA subaccount

The amount of the transfer will vary depending on the magnitude and direction of the change in these factors.

Transactions you make may also affect the number of OA transfers including:

•	additional premium payments; and

•	excess withdrawals.

These transactions will change the policy value relative to the guarantees under the rider and may result in additional OA transfers.

You may not allocate premium payments to, nor transfer policy value into or out of, the OA subaccount. OA Method transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Any transfer to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option.

Generally, transfers to the OA subaccount first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although, the mathematical model may make transfers to the OA subaccount when the policy value drops by less than 3%. The mathematical model will not transfer more than 20% of the policy value to the OA subaccount. If the policy value continues to fall, no more transfers to the OA subaccount will occur. However, up to 30% of the policy value could be in the OA subaccount due to negative performance of the investment options. If negative investment performance causes the percentage of the policy value in the OA subaccount to exceed 30%, then the mathematical model will transfer the excess policy value back into your investment options. The policy value allocated to the OA subaccount will remain there unless your policy value recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the rider. This generally occurs when the policy value increases by 2.5% to 10% in relation to the guarantees under the rider, although the mathematical model may require a larger increase before transferring amounts back to your investment options.

The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the OA subaccount, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the OA subaccount. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.

Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.

The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next.

See the SAI for more detail regarding the workings of the mathematical model, including the formula used to compute the allocation on a daily basis.

Please Note: The OA Transamerica ProFunds UltraBear VP subaccount invests in the Transamerica ProFunds UltraBear portfolio which is designed to seek daily investment results, before fees and expenses that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index. Please read the prospectus for the Transamerica ProFunds UltraBear portfolio to understand how its investment objective may affect your policy value if OA Method transfers occur to the OA Transamerica ProFunds UltraBear VP subaccount.

You cannot allocate premium payments or transfers to the OA subaccount.

Please note:

•	If you no longer want to be subject to an allocation option, you will be required to terminate the rider. If you terminate the rider you will lose all of its benefits.

•

We can change or eliminate a designated allocation group at any time. If this occurs, then a policy owner will be required to reallocate values in the effected designated investment options to other designated investment options that meet the allocation requirements.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage (which may be higher or lower than your current rider fee percentage) and its own terms and benefits (which may not be as advantageous as the current rider); and any options you elect to change or add. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income Choice 1.2 – Additional Options

You may elect the following options with this rider (the options are not mutually exclusive):

•	Death Benefit and;

•	Joint Life

There is an additional fee if you elect the Death Benefit option under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit option, then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income Choice 1.2 Rider and Additional Option Fees”.

1. Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Appendix Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income Choice 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

Retirement Income Choice 1.2 Fees

Retirement Income Choice 1.2 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, transfers between designated investment groups, or changes to other allocation options during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the base rider fee is the applicable “rider fee percentage” (see the Fee Table) times the benefit base.

The Open Allocation option base quarterly fee is calculated by multiplying (A) by (B) by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

The Designated Allocation option base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:

(A)	is the withdrawal base;

(B)	is the sum of each designated investment group’s rider fee percentage multiplied by the applicable designated investment group’s value;

(C)	is the total policy value; and

(D)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the benefit base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the base rider fee:

•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•

Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.

Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups or different allocation options on other than the first business day of a rider quarter, a “rider fee adjustment” will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee. The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.

Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will also be calculated for subsequent premium payments and excess withdrawals because these events will change the benefit base. The rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. As with the rider fee adjustments calculated for transfers, the rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Additional Option Fees. If you elect options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit (see the Fee Table). Each additional fee is charged quarterly before annuitization and is a percentage of the benefit base on each rider anniversary.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income Choice 1.2 Rider Issue Requirements

The Company will not issue the Retirement Income Choice 1.2 rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income Choice 1.2 rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income Choice 1.2 rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income Choice 1.2 rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing at our administrative and service office. An ownership change may be a taxable event.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative and Service Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative and Service Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until we have received them in good order at our Administrative and Service Office. “good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically, along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extend applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including the Company, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

IMSA

We are a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance, and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: 240-744-3030.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc., to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the policy.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Policy Value, but also on our ability to meet the guarantees under your policy.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department as well as the financial statements of the separate account - are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI’s available on the SEC’s website at http://www.sec.gov. Our financial strength can be found on our website.

The Separate Account

The Company established a separate account, called Separate Account VA WNY, under the laws of the State of New York on August 31, 2004. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI markets the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

The selling firms that have selling agreements with us and TCI are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.50% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The sales representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guaranties.

Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2008, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $12,500 to $500,000, and payments of between 0.10% and 0.25% on new sales. TCI also paid selling firms special fees based on new sales and/or assets under management.

During 2008, we and/or TCI had such “preferred product” arrangements with the following selling firms:

Bank of America

Bank West

Citizens Bank

CUNA

CUSO

Compass Bank

Eagle One

Financial Network

Fintegra

FNIC

Girard

Guaranty

Hantz Financial

H Beck

Huntington Bank

Investment Centers of America

LPL Financial, includes UVEST, Associates Securities, Waterstone Financial and Mutual Service Corp.

M & T Bank

Merrill Lynch

Money Concepts

Morgan Keegan

National Planning Network

Planner Network

PNC Investments

Raymond James Financial Services

Raymond James and Associates

Sigma

Citigroup/Smith Barney

Suntrust Bank

/TCF Bank

UBS Financial

US Bancorp

Union Bank

Wachovia, including both Wire and Bank Side as well as AG Edwards

Wells Fargo

During 2008, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2008
Merrill Lynch	$2,074,412
Wachovia Wire/Wachovia Bank	$1,362,846
Citigroup/Smith Barney	$1,101,888
LPL Financial	$890,763
UBS Financial	$555,980
Raymond James Financial Services	$418,385
M & T Bank	$162,936
Suntrust Bank	$151,592
Raymond James and Associates	$146,405
US Bancorp	$141,390

No specific charge is assessed directly to policy owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy - General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Historical Performance Data

Published Ratings

State Regulation of Transamerica Financial Life Insurance Company

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Condensed Financial Information

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2008. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:

calling:	(800) 525-6205
writing:	Transamerica Financial Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

	Year	1.85%
Subaccount		Beginning AUV		Ending AUV		# Units
Transamerica American Century Large Company Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.687465	0.000
Transamerica Asset Allocation - Conservative VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.202992 1.154410 1.077220 1.000000	$ $ $ $	0.928285 1.202992 1.154410 1.077220	1,693,799.711 1,098,141.414 1,050,707.773 1,041,867.392
Transamerica Asset Allocation - Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.666176	27,503.401
Transamerica Asset Allocation - Moderate VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.287953 1.217724 1.115143 1.000000	$ $ $ $	0.933246 1.287953 1.217724 1.115143	958,046.663 817,471.476 701,620.351 247,800.027
Transamerica Asset Allocation - Moderate Growth VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.364177 1.291911 1.158857 1.000000	$ $ $ $	0.898363 1.364177 1.291911 1.158857	7,864,970.455 4,657,778.127 1,877,328.306 1,264,911.297
Transamerica International Moderate Growth VP – Service Class Subaccount inception date May 1, 2006	2008 2007 2006	$ $ $	1.095389 1.028417 1.000000	$ $ $	0.684863 1.095389 1.028417	946,934.262 337,924.638 48,324.972
Transamerica BlackRock Large Cap Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.729294	7,060.591
Transamerica Capital Guardian Global VP – Service Class(1) Subaccount inception date January 22, 2008	2008		$1.000000		$0.650216	0.000
Transamerica Capital Guardian U.S. Equity VP – Service Class(2) Subaccount inception date January 22, 2008	2008		$1.000000		$0.646116	0.000
Transamerica Capital Guardian Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.654677	0.000
Transamerica Clarion Global Real Estate Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.631030	0.000
Transamerica JPMorgan Enhanced Index VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.689051	0.000
Transamerica Jennison Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.698605	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	1.85%
Subaccount		Beginning AUV		Ending AUV		# Units
Transamerica Legg Mason Partners All Cap VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.687880	0.000
Transamerica MFS High Yield VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.753059	0.000
Transamerica MFS International Equity VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.712018	4,519.018
Transamerica Marsico Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.660892	7,080.896
Transamerica PIMCO Total Return VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.918798	37,139.444
Transamerica T. Rowe Price Equity Income VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.690176	0.000
Transamerica T. Rowe Price Growth Stock VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.644360	0.000
Transamerica T. Rowe Price Small Cap VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.713745	0.000
Transamerica Templeton Global VP – Service Class(1) Subaccount inception date January 22, 2008	2008		$1.000000		$0.625758	0.000
Transamerica Efficient Markets VP – Service Class Subaccount inception date November 10, 2008	2008		$1.000000		$1.036345	0.000
Transamerica Balanced VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.733703	0.000
Transamerica Convertible Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.684218	0.000
Transamerica Equity VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.607655	0.000
Transamerica Growth Opportunities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.662824	0.000
Transamerica Money Market VP – Service Class Subaccount inception date November 1, 2004	2008 2007 2006 2005	$ $ $ $	1.062426 1.032942 1.006977 1.000000	$ $ $ $	1.065635 1.062426 1.032942 1.006977	366,210.346 0.000 0.000 43,538.972
Transamerica Science & Technology VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.625175	0.000
Transamerica Small/Mid Cap Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.659317	0.000
Transamerica U.S. Government Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$1.031288	12,572.024
Transamerica Value Balanced VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.713780	0.000
Transamerica Index 50 VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.815922	26,990.850
Transamerica Index 75 VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.720097	9,121.350
Transamerica Van Kampen Active International Allocation VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.677428	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	1.85%
Subaccount		Beginning AUV	Ending AUV	# Units
Transamerica Van Kampen Large Cap Core VP – Service Class(2) Subaccount inception date January 22, 2008	2008	$1.000000	$0.638635	4,671.535
Transamerica Van Kampen Mid-Cap Growth VP – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$0.610219	0.000
PAM Transamerica U.S. Government Securities VP – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$1.031288	7,030.574
AIM V.I. Basic Value Fund – Series II Shares Subaccount inception date January 22, 2008	2008	$1.000000	$0.529332	0.000
AIM V.I. Capital Appreciation Fund – Series II Shares Subaccount inception date January 22, 2008	2008	$1.000000	$0.652734	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B Subaccount inception date November 10, 2008	2008	$1.000000	$1.012506	0.000
AllianceBernstein Growth and Income Portfolio – Class B Subaccount inception date January 22, 2008	2008	$1.000000	$0.648864	0.000
AllianceBernstein Large Cap Growth Portfolio – Class B Subaccount inception date January 22, 2008	2008	$1.000000	$0.679461	14,471.332
Fidelity - VIP Balanced Portfolio – Service Class 2 Subaccount inception date May 1, 2008	2008	$1.000000	$0.664068	0.000
Fidelity - VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.640460	0.000
Fidelity - VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.635692	0.000
Fidelity - VIP Growth Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.593199	0.000
Fidelity - VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.670542	0.000
Fidelity - VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.558417	0.000
Franklin Income Securities Fund – Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.728407	0.000
Mutual Shares Securities Fund– Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.681225	0.000
Templeton Foreign Securities Fund – Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.658517	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Subaccount inception date November 10, 2008	2008	$1.000000	$0.989834	0.000
Janus Aspen - Enterprise Portfolio – Service Shares(3) Subaccount inception date January 22, 2008	2008	$1.000000	$0.634742	0.000
Janus Aspen - Worldwide Portfolio – Service Shares(4) Subaccount inception date January 22, 2008	2008	$1.000000	$0.613959	0.000
MFS New Discovery Series – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$0.683716	0.000
MFS Total Return Series – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$0.806742	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	1.65%
Subaccount		Beginning AUV		Ending AUV		# Units
Transamerica American Century Large Company Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.688746	0.000
Transamerica Asset Allocation - Conservative VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.210491 1.159307 1.079672 1.000000	$ $ $ $	0.935922 1.210491 1.159307 1.079672	1,506,205.215 1,270,650.482 1,041,227.375 685,105.260
Transamerica Asset Allocation - Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.667413	128,677.712
Transamerica Asset Allocation - Moderate VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.295976 1.222894 1.117689 1.000000	$ $ $ $	0.940920 1.295976 1.222894 1.117689	2,624,887.972 1,376,850.427 742,568.629 72,103.371
Transamerica Asset Allocation - Moderate Growth VP – Service Class Subaccount inception date February 9, 2005	2008 2007 2006 2005	$ $ $ $	1.372685 1.297401 1.161501 1.000000	$ $ $ $	0.905761 1.372685 1.297401 1.161501	13,017,757.814 8,182,629.162 5,385,150.762 819,818.860
Transamerica International Moderate Growth VP – Service Class Subaccount inception date May 1, 2006	2008 2007 2006	$ $ $	1.098976 1.029756 1.000000	$ $ $	0.688460 1.098976 1.029756	4,016,643.203 2,428,709.365 359,042.616
Transamerica BlackRock Large Cap Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.730649	23,090.800
Transamerica Capital Guardian Global VP – Service Class(1) Subaccount inception date January 22, 2008	2008		$1.000000		$0.651418	0.000
Transamerica Capital Guardian U.S. Equity VP – Service Class(2) Subaccount inception date January 22, 2008	2008		$1.000000		$0.647320	0.000
Transamerica Capital Guardian Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.655903	0.000
Transamerica Clarion Global Real Estate Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.632208	0.000
Transamerica JPMorgan Enhanced Index VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.690332	0.000
Transamerica Jennison Growth VP– Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.699909	0.000
Transamerica Legg Mason Partners All Cap VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.689156	0.000
Transamerica MFS High Yield VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.754457	0.000
Transamerica MFS International Equity VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.713341	7,388.124
Transamerica Marsico Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.662124	15,677.628
Transamerica PIMCO Total Return VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.920505	17,438.513
Transamerica T. Rowe Price Equity Income VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.691466	0.000
Transamerica T. Rowe Price Growth Stock VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.645553	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	1.65%
Subaccount		Beginning AUV		Ending AUV		# Units
Transamerica T. Rowe Price Small Cap VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.715068	7,174.733
Transamerica Templeton Global VP – Service Class(1) Subaccount inception date January 22, 2008	2008		$1.000000		$0.626917	0.000
Transamerica Efficient Markets VP – Service Class Subaccount inception date November 10, 2008	2008		$1.000000		$1.036627	0.000
Transamerica Balanced VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.735067	0.000
Transamerica Convertible Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.685489	0.000
Transamerica Equity VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.608782	0.000
Transamerica Growth Opportunities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.664066	0.000
Transamerica Money Market VP – Service Class Subaccount inception date November 1, 2004	2008 2007 2006 2005	$ $ $ $	1.069043 1.037336 1.009283 1.000000	$ $ $ $	1.074385 1.069043 1.037336 1.009283	413,939.616 50,497.423 0.000 0.000
Transamerica Science & Technology VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.626337	0.000
Transamerica Small/Mid Cap Value VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.660541	6,839.756
Transamerica U.S. Government Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$1.033204	26,115.517
Transamerica Value Balanced VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.714712	0.000
Transamerica Index 50 VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.817007	4,686.691
Transamerica Index 75 VP – Service Class Subaccount inception date May 1, 2008	2008		$1.000000		$0.721052	196,545.583
Transamerica Van Kampen Active International Allocation VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.678678	0.000
Transamerica Van Kampen Large Cap Core VP – Service Class(2) Subaccount inception date January 22, 2008	2008		$1.000000		$0.639823	0.000
Transamerica Van Kampen Mid-Cap Growth VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$0.611350	7,298.434
PAM Transamerica U.S. Government Securities VP – Service Class Subaccount inception date January 22, 2008	2008		$1.000000		$1.033204	1,687.091
AIM V.I. Basic Value Fund – Series II Shares Subaccount inception date January 22, 2008	2008		$1.000000		$0.530309	0.000
AIM V.I. Capital Appreciation Fund – Series II Shares Subaccount inception date January 22, 2008	2008		$1.000000		$0.653945	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B Subaccount inception date November 10, 2008	2008		$1.000000		$1.012783	0.000
AllianceBernstein Growth and Income Portfolio – Class B Subaccount inception date January 22, 2008	2008		$1.000000		$0.650077	16,502.570

CONDENSED FINANCIAL INFORMATION — (Continued)

		1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AllianceBernstein Large Cap Growth Portfolio – Class B Subaccount inception date January 22, 2008	2008	$1.000000	$0.680726	0.000
Fidelity - VIP Balanced Portfolio – Service Class 2 Subaccount inception date May 1, 2008	2008	$1.000000	$0.664950	44,793.734
Fidelity - VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.641644	0.000
Fidelity - VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.636875	0.000
Fidelity - VIP Growth Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.594306	0.000
Fidelity - VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.671795	0.000
Fidelity - VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.559463	0.000
Franklin Income Securities Fund – Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.729760	31,222.447
Mutual Shares Securities Fund – Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.682487	32,015.601
Templeton Foreign Securities Fund - Class 2 Subaccount inception date January 22, 2008	2008	$1.000000	$0.659735	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Subaccount inception date November 10, 2008	2008	$1.000000	$0.990107	0.000
Janus Aspen - Enterprise Portfolio – Service Shares(3) Subaccount inception date January 22, 2008	2008	$1.000000	$0.635920	0.000
Janus Aspen - Worldwide Portfolio – Service Shares(4) Subaccount inception date January 22, 2008	2008	$1.000000	$0.615104	7,957.073
MFS New Discovery Series – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$0.684986	0.000
MFS Total Return Series – Service Class Subaccount inception date January 22, 2008	2008	$1.000000	$0.808242	0.000

(1)	Transamerica Capital Guardian Global VP merged into Transamerica Templeton Global VP.
(2)	Transamerica Capital Guardian U.S. Equity VP merged into Transamerica Van Kampen Large Cap Core VP.
(3)	formerly known as Janus Aspen - Mid Cap Growth Portfolio.
(4)	formerly known as Janus Aspen - Worldwide Growth Portfolio.

The Transamerica BlackRock Tactical Allocation VP and the Transamerica BlackRock Global Allocation VP had not commenced operations as of December 31, 2008 therefore, comparable data is not available.

APPENDIX

DEATH BENEFIT

Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) multiplied by (2), where:

(1)	is the gross partial surrender;

(2)	is the adjustment factor = current death proceeds prior to the gross partial surrender divided by the policy value prior to the gross partial surrender, where death proceeds are equal to the maximum of the policy value, cash value, and the death benefit.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

Example 1

Current guaranteed minimum death benefit before surrender	$75,000
Current policy value before surrender	$50,000
Current death benefit proceeds	$75,000
Total gross partial surrender	$15,600
Adjusted partial surrender = $15,600 * (75,000/50,000)	$23,400
New guaranteed minimum death benefit (after surrender) = 75,000 - 23,400	$51,600
New policy value (after surrender) = 50,000 - 15,600	$34,400

Summary:
Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

Death Benefit — (Continued)

Example 2

Current guaranteed minimum death benefit before surrender	$50,000
Current policy value before surrender	$75,000
Current death benefit proceeds	$75,000
Total gross partial surrender	$15,450
Adjusted partial surrender = $15,450 * (75,000/75,000)	$15,450
New guaranteed minimum death benefit (after surrender) = 50,000 - 15,450	$34,550
New policy value (after surrender) = 75,000 - 15,450	$59,550

Summary:
Reduction in the guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt in good order (at our Administrative and Service Office) of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the adjusted policy value. If the new owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as any period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

Death Benefit — (Continued)

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Return of Premium	Annual Step-Up
Issue	N/A	$100,000	$100,000
1	-4%	$100,000	$100,000
2	20%	$100,000	$112,622
3	17%	$100,000	$130,417
4	-7%	$100,000	$130,417
5	18%	$100,000	$139,836
6	10%	$100,000	$152,142
7	16%	$100,000	$174,658
8	10%	$100,000	$190,028
9	19%	$100,000	$223,853
10	10%	$100,000	$243,553

*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of the hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns would produce different results.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT COMPARISON TABLE

You may elect one of the following optional riders (depending on your state of residence, and when you decide to purchase a rider) under the policy - the Living Benefits Rider, the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, or the Retirement Income Choice 1.2 Rider. Important aspects of each of these riders are summarized in the following chart.

Note: The the Living Benefits Rider, the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider, or the Retirement Income Choice 1.2 Rider and any additional options available under that rider, may vary for certain policies and may not be available for all policies; the Guaranteed Lifetime Withdrawal Benefit Riders may not be available in all states. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

Living Benefits Rider	Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider	Retirement Income Choice 1.2 Rider
Benefit:	Benefit:	Benefit:

• Provides:	• Provides:	• Provides

(1) Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.

(2) Guaranteed Minimum Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base, or “for life,” for withdrawals up to 5% of your total withdrawal base.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select - if you invest in certain designated investment choices.

(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (0.05% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e, a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment option or the open allocation option that you select.

(2)Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider	Retirement Income Choice 1.2 Rider

(4) Double Initial Withdrawal Base
Benefit—If you have not taken any
withdrawals by the later of (A) during the
first 10 rider years or (B) before the rider
anniversary following the annuitant’s (or,
the annuitant’s spouse, if younger and the
joint life option is elected) attaining age 73,
the withdrawal base on that rider
anniversary will be the greater of (i) the
withdrawal base as calculated under the
rider or (ii) twice the sum of the withdrawal
base on the rider date and any premiums
received within 90 days of the rider date.

• Upgrades:	• Upgrades:	• Upgrades:

(1) Before the annuitant’s 86th birthday, you can upgrade the total withdrawal base (for GMWB) and the guaranteed future value (for GMAB) by sending us written notice.

(2) If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).

You may request by sending us written notice. If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee). If you have elected the joint life option under the rider, you cannot elect a manual upgrade if the annuitant or an annuitant’s spouse is 86 or older (unless state law requires a lower maximum age).

You may request by sending us written notice. IF you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee). If you have elected the joint life option under the rider, you cannot elect a manual upgrade if the annuitant or annuitant“s spouse is 86 or older (unless state law requires a lower maximum age).

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider	Retirement Income Choice 1.2 Rider

•     Additional Options:

(1) Death Benefit Option—You may add an amount to the death benefit payable under the base policy.

(2) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

•     Additional Options:

(1) Death Benefit Option—You may add an amount to the death benefit payable under the base policy.

(2) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

Availability:	Availability:	Availability:

• 0 - 80 (unless state law requires a lower maximum issue age).	• 55-85 (unless state law requires a lower maximum issue age.	• Younger than age 86 (unless state law requires a lower maximum issue age).

Charge: 0.90% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.

Charges:

(1) for Base Benefit only—0.90% (single life and joint life) of withdrawal base on each rider anniversary;

(2) with Death Benefit Option— 0.25% (single life) or 0.20% (joint life) of withdrawal base on each rider anniversary, in addition to the base benefit fee.

Charges:

(1) for Base Benefit only: Designated Investment option - 0.40% to 1.25% (single life and joint life) of withdrawal base on each rider anniversary:

Open Investment Option - 1.10% (single life and joint life) of withdrawal base on each rider anniversary:

(2) with Death Benefit Option— 0.25% (single life) or 0.20% (joint life) of withdrawal base on each rider anniversary, in addition to the base benefit fee.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider	Retirement Income Choice 1.2 Rider
Investment Restrictions:	Investment Restrictions:	Investment Restrictions:

•     Portfolio Allocation Method (“PAM”)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

• You must allocate 100% of your policy value to one or more investment options that we designate.

•     Designated Investment options—You must allocate 100% of your policy value to one or more investment options we designate.

•     Open Allocation option (”OA“)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

APPENDIX

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS

The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

EXAMPLE 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $90,000) * $100,000 = $11,111.11

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 2:

Assumptions:

PV = $120,000

GFV= $100,000

WD= $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2.	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

EXAMPLE 1 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result. In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

EXAMPLE 2 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result. Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

EXAMPLE 3 (5% “FOR LIFE”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000 Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).

2.	$100,000 - $5,000 = $95,000.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 4 (5% “FOR LIFE”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICE WITH

DOUBLE WITHDRAWAL BASE BENEFIT RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$100,000 - $2,353 = $97,647

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC) = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC) = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2.	$100,000 - $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (For Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider only—Base demonstrating doubling of WB with Additional Death Payment Option):

Assumptions:

You = owner and annuitant, age 58 on rider issue; age 69 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889, or $100,000 * 2 = $200,000 (premiums applied within 90 days of rider date).

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $10,000 (5% of the then-current $200,000 withdrawal base)

GPWD = $10,000

Guaranteed Lifetime Withdrawal Benefit — (Continued)

EWD = $0

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

No, there is no excess withdrawal under the guarantee since no more than $10,000 is withdrawn.

Result. In this example, because no portion of the withdrawal base was in excess of $10,000, the withdrawal base does not change.

Example 6 (Retirement Income Choice with Double Initial Withdrawal Base Benefit rider only - Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 56 on rider issue; age 69 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889, or $100,000 (premiums applied within 90 days of rider date) * 2 = $200,000.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $10,000 (5% of the then-current $200,000 withdrawal base)

GPWD = $15,000

EWD = $5,000 ($15,000 - $9,000)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 - $10,000 = $5,000 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($5,000 / ($90,000 - $10,000)) * ($100,000 - $10,000) = $5,625

Step Three. Which is larger, the actual $5,000 excess withdrawal amount or the $5,625 pro rata amount?

$5,625 pro rata amount

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $10,000 (RWA) + $5,625 (pro rata excess) = $15,625

2.	$100,000 - $15,625 = $84,375

Result. The rider benefit is $84,375.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

NOTE. Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $10,000, the withdrawal base would remain at $200,000 and the rider withdrawal amount would be $10,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($5,000 / ($90,000 - $10,000)) * $200,000 = $12,500

Step Three. Which is larger, the actual $5,000 excess withdrawal amount or the $12,500 pro rata amount?

$12,500 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$200,000 - $12,500 = $187,500

Result. The new withdrawal base is $187,500.

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% withdrawal percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$187,500 (the adjusted withdrawal base) * 5% = $9,375

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base is $9,375.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICE 1.2 RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,353 = $97,647

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount? $97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC) = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC) = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2.	$100,000 - $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 61 on rider issue; age 74 at time withdrawals begin, which means withdrawal percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

GPWD = $15,000

EWD = $6,856 ($15,000 - $8,144)

Guaranteed Lifetime Withdrawal Benefit — (Continued)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 - $8,144 = $6,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($6,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $7,694

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $7,694 pro rata amount?

$7,694 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $7,694 (pro rata excess) = $15,838

2.	$100,000 - $15,838 = $84,162.

Result. The rider benefit is $84,162.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced.

New benefit base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD/(PV - 5% withdrawal)) * WB before any adjustments

2.	($6,856 / ($90,000 - $8,144)) * $162,889 = $13,643

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $13,643 pro rata amount?

$13,643 pro rata amount.

Step Four. What is the new withdrawalt base upon which the rider withdrawal amount is based?

$162,889 - $13,643 = $149,246

Result. The new benefit base is $149,246

Guaranteed Lifetime Withdrawal Benefit — (Continued)

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% benefit percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$149,246 (the adjusted withdrawal base) * 5% = $7,462

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the benefit base is $7,462.

FLEXIBLE PREMIUM VARIABLE ANNUITY—H

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated May 1, 2009

to the

Prospectus dated May 1, 2009

Some selling firms discourage their clients from purchasing certain optional benefits based solely on the client’s age. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity—H dated May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION

FLEXIBLE PREMIUM VARIABLE ANNUITY—H

Issued through

SEPARATE ACCOUNT VA WNY

Offered by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Flexible Premium Variable Annuity—H offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2009, by calling (800) 525-6205, or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2009

GLOSSARY OF TERMS	3
THE POLICY — GENERAL PROVISIONS	6
Owner	6
Entire Policy	6
Misstatement of Age or Sex	7
Reallocation of Annuity Units After the Annuity Commencement Date	7
Annuity Payment Options	7
Death Benefit	8
Death of Owner	9
Assignment	9
Evidence of Survival	9
Non-Participating	9
Amendments	9
Employee and Agent Purchases	10
Present Value of Future Variable Payments	10
CERTAIN FEDERAL INCOME TAX CONSEQUENCES	10
Tax Status of the Policy	10
Taxation of Annuities	11
Taxation of the Company	14
INVESTMENT EXPERIENCE	14
Accumulation Units	14
Annuity Unit Value and Annuity Payment Rates	16
HISTORICAL PERFORMANCE DATA	18
Money Market Yields	18
Total Returns	19
Other Performance Data	20
Adjusted Historical Performance Data	20
PUBLISHED RATINGS	20
STATE REGULATION OF TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY	21
ADMINISTRATION	21
RECORDS AND REPORTS	21
DISTRIBUTION OF THE POLICIES	21
VOTING RIGHTS	22
OTHER PRODUCTS	23
CUSTODY OF ASSETS	23
LEGAL MATTERS	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
OTHER INFORMATION	24
FINANCIAL STATEMENTS	24

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GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative and Service Office — Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for regular trading.

Cash Value — The policy value less any applicable surrender charge and service charge and rider fees, if any (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Partial Surrender — The portion of a partial surrender (surrender) that exceeds the free amount.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any surrender charge.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider or the Retirement Income Choice with Double Initial Withdrawal Base Benefit Rider

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Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Premium Payment — An amount paid to the Company by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA WNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but will not exceed 2% of the policy value.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolios.

Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

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Surrender Charge — A percentage of each premium payment that depends upon the length of time from the date of each premium payment. The surrender charge is assessed on full or partial surrenders from the policy. A surrender charge may also be referred to as a “contingent deferred sales charge.”

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received at the administrative and service office. For some transactions, the Company may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements the Company establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless the Company has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment the Company has made or action the Company has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, then (a) the cash value generally must be distributed to the new owner within five years of the owner’s death, or (b) annuity payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between the Company and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

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Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, the Company will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by the Company shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by the Company due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to the Company.

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, the Company reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to the Company’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by the Company in good order at its Administrative and Service Office at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under (1) life income with level (fixed) payments for 10 years certain, using the existing policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount the Company has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells the Company in writing and the Company agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point

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(100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt in good order (at our Administrative and Service Office) of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the adjusted policy value. If the new owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as any period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written

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notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on the Company until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. The Company assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with the Company, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

The Company reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until the Company receives such evidence.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by the Company and approved by one of the Company’s officers. No registered representative has authority to change or waive any provision of the policy.

The Company reserves the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

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Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of the Company or its affiliated companies or their immediate family. In such a case, the Company in its discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs the Company experiences on those purchases. The Company may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which the Company is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order at our Administrative and Service Office), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. Section 1.817 -5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets.

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We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible

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rollover distribution is any distribution to an employee (or an employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

We may make available, as options under the policy, certain guaranteed lifetime withdrawal benefits and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. Consult a qualified tax advisor before electing any of these benefits for a qualified policy.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code ($5,000 for 2009, $6,000 if age 50 or older), except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such

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provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

The Internal Revenue Service has not reviewed the policy for qualification as an IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available with the policies comport with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $120,000 for single filers, $176,000 for married filing jointly, and $10,000 for married filing separately. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code ($5,000 for 2009, $6,000 if age 50 or older). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/ 2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2.

For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the

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policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit sharing plan. Therefore, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a nongovernmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily

14

established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor = (A + B - C) - E
D
Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
	Assume	A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
	Assume	D = $11.40

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E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.85% on an annual basis; On a daily basis, this equals 0.000050223.

Then, the net investment factor = (11.57 + 0 – 0) – 0.000050223 = Z = 1.014862058 (11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B =	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which the Company determines to have resulted from the investment operations of the subaccount.

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(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the policy value held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

A =	annuity unit value for the immediately preceding valuation period.
Assume = $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume = Z

Then, the annuity unit value is: $X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment = A * B $1,000

Where:

A =	The adjusted policy value as of the annuity commencement date.
Assume = $X

17

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume = $Y

Then, the first monthly variable annuity payment = $X * $Y = $Z 1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A B

Where:

A =	The dollar amount of the first monthly variable annuity payment.
Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume = $Y

Then, the number of annuity units = $X = Z $Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

The Company may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

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Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. The yield calculations also do not reflect surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made. Surrender charges are based on the number of years since the date the premium payment was made, not the policy issue date.
The Company may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Total Returns

The Company may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

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Total returns will be calculated using subaccount unit values which the Company calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula except that the surrender charge percentage will be assumed to be 0%:

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is

20

to reflect the financial strength of the Company. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

The Company performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by the Company. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, the Company will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments the Company sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Effective May 1, 2007 TCI replaced our affiliate AFSG Securities Corporation (“AFSG”) as principal underwriter for the policies. TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an

21

indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCI and “override” payment based on the pricing of the product which becomes part of TCI’s assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2008 and 2007, the amounts paid to TCI in connection with all policies sold through the separate account were $1,182,505 and $376,831, respectively.

During fiscal years 2007 and 2006 the amounts paid to AFSG in connection with all policies sold through the separate account were $131,836 and $270,800, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, the Company will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes

22

will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. The Company will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by the Company in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

The Company makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The Company holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from the Company’s general account assets. The Company maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to the Company regarding to certain matters under the federal securities laws that relate to the policies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA WNY, at December 31, 2008 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

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OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA WNY, which are available for investment by Flexible Premium Variable Annuity—H policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

24

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2008, 2007 and 2006

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2008, 2007 and 2006

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2008 and 2007, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 2, 2009

1

Report of Independent Auditors on Other Financial Information

The Board of Directors

Transamerica Financial Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory-basis financial data and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and are not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Ernst & Young LLP

April 2, 2009

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Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2008	2007
Admitted assets
Cash and invested assets:
Bonds
Affiliated entities	$—	$5,000
Unaffiliated	6,460,209	5,743,314
Preferred stocks	179,333	155,785
Common stocks
Affiliated entities (cost: 2008 - $3,288 ; 2007 - $1,762)	3,472	2,107
Unaffiliated (cost: 2008 - $2,579; 2007 - $3,777)	1,218	16,183
Mortgage loans on real estate	1,174,686	1,174,369
Real estate	5,006	—
Policy loans	56,962	49,804
Cash, cash equivalents and short-term investments	940,429	740,228
Derivatives	229,891	6,322
Other invested assets	130,446	106,004
Other invested asset receivable	20,000	—

Total cash and invested assets	9,201,652	7,999,116
Premiums deferred and uncollected	69,755	89,796
Due and accrued investment income	86,827	75,511
Net deferred income tax asset	22,230	15,104
Reinsurance receivable	21,422	37,076
Federal income tax recoverable	74,182	—
Receivable from parent, subsidiaries and affiliates	64,189	22,117
Accounts receivable	93,315	97,510
Other admitted assets	4,842	4,123
Separate account assets	9,108,569	9,431,392

Total admitted assets	$18,746,983	$17,771,745

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Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2008	2007
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,020,415	$942,064
Annuity	6,867,636	5,710,310
Accident and health	106,652	35,933
Policy and contract claim reserves:
Life	77,182	85,423
Annuity	558	328
Accident and health	15,956	13,596
Liability for deposit-type contracts	306,717	284,489
Other policyholders’ funds	931	910
Transfers to (from) separate accounts due or accrued	12,081	(14,204)
Remittances and items not allocated	226,912	197,581
Asset valuation reserve	83,891	101,179
Interest maintenance reserve	40,958	38,454
Funds held under coinsurance and other reinsurance treaties	1,062	9,285
Reinsurance in unauthorized companies	26,135	19,467
Commissions and expense allowances payable on reinsurance assumed	11,551	11,650
Payable for securities	—	935
Payable to affiliates	49,705	62,963
Federal and foreign income taxes payable	—	1,011
Other liabilities	46,946	28,385
Separate account liabilities	9,090,611	9,428,691

Total liabilities	17,985,899	16,958,450
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Surplus notes	150,000	—
Paid-in surplus	849,475	601,519
Special surplus	2,235	3,791
Unassigned surplus (deficit)	(243,126)	205,485

Total capital and surplus	761,084	813,295

Total liabilities and capital and surplus	$18,746,983	$17,771,745

See accompanying notes.

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Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$380,506	$374,806	$379,741
Annuity	4,161,192	3,109,527	2,153,973
Accident and health	55,625	55,118	53,652
Net investment income	465,217	427,355	417,646
Amortization of interest maintenance reserve	3,803	5,846	9,968
Commissions and expense allowances on reinsurance ceded	58,708	60,183	55,505
Income from fees associated with investment management, administration and contract guarantees for separate accounts	67,062	71,419	68,205
Reinsurance reserve adjustment	—	—	(546)
Consideration on reinsurance transaction	30,375	15,520	20,198
Other income	15,373	9,871	4,102

	5,237,861	4,129,645	3,162,444
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	307,113	282,502	317,136
Annuity benefits	98,944	62,548	61,567
Surrender benefits	2,727,901	2,724,328	2,747,378
Other benefits	15,351	17,254	15,281
Increase (decrease) in aggregate reserves for policies and contracts:
Life	35,730	37,066	49,098
Annuity	1,195,782	119,658	(125,069)
Accident and health	70,718	310	9,433

	4,451,539	3,243,666	3,074,824
Insurance expenses:
Commissions	155,498	127,354	130,659
General insurance expenses	125,036	98,975	86,676
Taxes, licenses and fees	7,761	8,763	6,048
Net transfers to (from) separate accounts	877,216	456,130	(279,236)
Experience refunds	8,160	45,429	17,314
Interest on surplus notes	6,250	—	—
Other expenses (benefits)	6,560	(3,848)	511

	1,186,481	732,803	(38,028)

Total benefits and expenses	5,638,020	3,976,469	3,036,796

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(400,159)	153,176	125,648
Dividends to policyholders	3	6	—

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(400,162)	153,170	125,648
Federal income tax expense (benefit)	(25,620)	36,347	27,475

Gain (loss) from operations before net realized capital gains on investments	(374,542)	116,823	98,173
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	27,212	7,937	(4,906)

Net income (loss)	$(347,330)	$124,760	$93,267

See accompanying notes.

5

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Surplus/ (Deficit)	Total Capital and Surplus
Balance at January 1, 2006	$2,058	$442	$—	$601,671	$3,526	$194,399	$802,096
Net income (loss)	—	—	—	—	(701)	93,968	93,267
Change in nonadmitted assets	—	—	—	—	—	(11,352)	(11,352)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(369)	(369)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(1,363)	(1,363)
Change in asset valuation reserve	—	—	—	—	—	(10,516)	(10,516)
Change in net deferred income tax asset	—	—	—	—	—	17,113	17,113
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Cumulative effect of change in accounting principles	—	—	—	—	—	(40)	(40)
Change in surplus in separate accounts	—	—	—	—	—	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	459	—	—	459

Balance at December 31, 2006	2,058	442	—	602,130	2,825	280,622	888,077
Net income	—	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	12,415	12,415
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	—	(21,027)	(21,027)
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	—	2,582	2,582
Dividends to stockholders	—	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(611)	—	—	(611)

Balance at December 31, 2007	$2,058	$442	$—	$601,519	$3,791	$205,485	$813,295

6

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Surplus/ (Deficit)	Total Capital and Surplus
Balance at December 31, 2007	$2,058	$442	$—	$601,519	$3,791	$205,485	$813,295
Net loss	—	—	—	—	(1,556)	(345,774)	(347,330)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	134,817	134,817
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	(20)	(20)
Change in nonadmitted assets	—	—	—	—	—	(45,718)	(45,718)
Change in asset valuation reserve	—	—	—	—	—	17,288	17,288
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(6,668)	(6,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(42,622)	(42,622)
Surplus contributed to separate account	—	—	—	—	—	(249)	(249)
Other changes in surplus in separate account statement	—	—	—	—	—	15,257	15,257
Capital contribution	—	—	—	250,000	—	—	250,000
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Change in deferred income tax asset	—	—	—	—	—	98,934	98,934
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus notes	—	—	150,000	—	—	—	150,000
Correction of an error - Guaranteed Minimum Withdrawal Benefits reserves	—	—	—	—	—	38,457	38,457
Correction of interest on taxes	—	—	—	—	—	368	368
Change in deferred premiums - reserve valuation change	—	—	—	—	—	(11,686)	(11,686)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(2,044)	—	—	(2,044)

Balance at December 31, 2008	$2,058	$442	$150,000	$849,475	$2,235	$(243,126)	$761,084

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Operating activities
Premiums collected, net of reinsurance	$4,599,638	$3,556,342	$2,581,640
Net investment income	461,860	450,723	440,921
Miscellaneous income	175,253	144,342	326,678
Benefit and loss related payments	(3,192,336)	(3,122,787)	(3,168,580)
Net transfers (to) from separate accounts	(850,932)	(471,971)	277,836
Commissions, expenses paid and aggregate write-ins for deductions	(307,351)	(265,689)	(226,521)
Dividends paid to policyholders	(3)	(6)	—
Federal and foreign income taxes paid	(46,009)	(52,475)	(8,119)

Net cash provided by operating activities	840,120	238,479	223,855
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,285,133	3,515,383	3,953,279
Preferred stock	6,004	61,968	67,383
Common stock	9,081	85,304	61,034
Mortgage loans	59,130	164,207	81,313
Other invested assets	34,149	24,243	6,964
Miscellaneous proceeds	62,843	16,332	3,989

Total investment proceeds	2,456,340	3,867,437	4,173,962
Costs of investments acquired:
Bonds	(3,079,265)	(2,991,765)	(3,711,556)
Preferred stock	(7,927)	(69,961)	(95,149)
Common stock	(3,657)	(26,536)	(29,369)
Mortgage loans	(59,840)	(277,482)	(353,100)
Real estate	(5,006)	—	—
Other invested assets	(67,664)	(41,803)	(53,554)
Miscellaneous applications	(4,781)	(11,237)	(17,060)

Total cost of investments acquired	(3,228,140)	(3,418,784)	(4,259,788)
Net increase in policy loans	(7,105)	(3,353)	(2,614)

Net cost of investments acquired	(3,235,245)	(3,422,137)	(4,262,402)

Net cash provided by (used in) investing activities	(778,905)	445,300	(88,440)

8

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$74,461	$62,521	$(15,910)
Borrowed funds received (returned)	—	(73,684)	73,683
Dividends to stockholders	(300,000)	(200,000)	—
Capital contribution	250,000	—	—

Surplus notes	150,000	—	—
Funds withheld under reinsurance treaties with unauthorized reinsurers	8,223	(1,968)	(201,054)
Other cash provided (used)	(43,698)	40,226	75,517

Net cash provided by (used in) financing and miscellaneous activities	138,986	(172,905)	(67,764)

Net increase in cash and short-term investments	200,201	510,874	67,651
Cash, cash equivalents and short-term investments:
Beginning of year	740,228	229,354	161,703

End of year	$940,429	$740,228	$229,354

See accompanying notes.

9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value. The effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value. The change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, agent debit balances, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non- admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10 percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be recognized under GAAP.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a NAIC 6 designation, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with a NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $24,954, $1,974 and $113,292 as of December 31, 2008, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with Statement of Statutory Accounting Principles (SSAP) No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO, and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $893 for the year ended December 31, 2008. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2007 and 2006. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2008 and 2007, the Company excluded investment income due and accrued of $773 and $607, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to market on a daily basis, and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the derivatives line or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2008 and 2007, respectively, derivatives in the amount of $229,891 and $6,322 were reflected in the derivatives line within the balance sheet.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $2,674,704, $1,919,366 and $1,481,491, in 2008, 2007 and 2006, respectively. In addition, the Company received $67,062, $71,419 and $68,205, in 2008, 2007 and 2006, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. For more recent issues, the Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in an increase in reserves in the amount of $42,622, with a corresponding decrease in deferred premiums of $11,686. The change in reserves has been credited directly to unassigned surplus.

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(2,049), $(926) and $345 for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company recorded an adjustment to surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $5, $315 and $114 for years ended December 31, 2008, 2007 and 2006, respectively.

Recent Accounting Pronouncements

In November 2008, the NAIC issued SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments. This statement establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. Prior to SSAP No. 98, loan-backed and structured securities were evaluated for impairment based upon undiscounted cash flows in accordance with SSAP No. 43, Loan-backed and Structured Securities. SSAP No. 98 requires the use of the present value of the anticipated future cash flows for this purpose. This will result in increased other-than-temporary impairments (OTTI) for certain loan-backed and structured settlement securities. The Company expects to adopt SSAP No. 98 for the period ending September 30, 2009. The adoption of this statement shall be accounted for prospectively, and therefore there was no impact to the Company’s financials at December 31, 2008. The impact to the Company’s financials upon adoption has not yet been determined.

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement shall be accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2007 and 2006 financial statements to conform to the 2008 presentation.

2. Accounting Changes and Corrections of Errors

Per Actuarial Guideline 39 (AG 39), reserves are held equal to the sum of charges collected with respect to the Guaranteed Minimum Withdrawal Benefits (GMWB) in force. Until 2008, the Company held certain reserves with respect to policies that had surrendered or died. Further, such charges had accumulated with interest. The impact of the correction of the reserve valuation on this group of policies was to reduce the GMWB reserve (included within aggregate reserves for policies and contracts) and increase surplus by $38,457.

Effective January 1, 2008, the Company modified the way it recorded interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $368 as of January 1, 2008 related to this change.

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes and Corrections of Errors (continued)

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $40 at January 1, 2006.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment Securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including preferred stock) not actively traded, fair values prior to 2008 were based on the price published by the Securities Valuation Office of the NAIC (SVO) if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal its carrying amount.

Interest Rate Swaps and Credit Swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate Account Assets: The fair values of separate account assets are based on quoted market prices.

Investment Contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Separate Account Annuity Liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s unaffiliated financial instruments:

	December 31
	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$841,529	$841,529	$618,428	$618,428
Bonds, other than affiliates	6,460,209	5,627,972	5,743,314	5,712,081
Preferred stocks, other than affiliates	179,333	102,391	155,785	151,975
Common stocks, other than affiliates	1,218	1,218	16,183	16,183
Mortgage loans on real estate, other than affiliates	1,149,481	1,097,197	1,148,869	1,160,755
Policy loans	56,962	56,962	49,804	49,804
Derivatives:
Interest rate caps	3	3	19	19
Interest rate swaps	228,786	233,071	8,090	12,019
Currency swaps	(1,366)	1,192	(2,354)	(976)
Foreign currency forward	2,481	2,481	567	567
Credit default swaps	(13)	(70)	—	45
Separate account assets	9,108,569	9,078,299	9,431,392	9,423,022
Liabilities
Investment contract liabilities	6,465,498	6,394,144	5,258,703	5,156,842
Separate account annuity liabilities	8,857,910	8,789,462	9,200,295	9,210,411

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the fair value measurement disclosures.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SFAS No. 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	2008
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investments(a)	$—	$835,160	$—	$835,160
Derivative assets	—	230,778	—	230,778
Separate Account assets(b)	9,078,299	—	—	9,078,299

Total assets	$9,078,299	$1,065,938	$—	$10,144,237

(a)	Short-term Investments are carried at amortized cost; which approximates fair value.

(b)	Separate Account assets are carried at the net asset value provided by the fund managers.

During 2008, the Company did not report any assets in Level 3 on a recurring basis.

Assets measured at fair value on a non-recurring basis

During 2008, the Company reported the following financial instruments on a non-recurring basis.

Description	December 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains/ (Losses)
Fixed Maturities	$26,575	—	13,697	12,878	$(22,223)
Equity Securities	1,218	—	1,218	—	(358)
Derivative Liabilities	336	—	336	—	—

Level 2 - Financial Assets and Liabilities

Fair values of securities reported in this category are largely provided by independent pricing services, or are calculated by the Company using a matrix pricing model. Where independent pricing services provide fair values, the Company has obtained an understanding of the methods, models and inputs used in pricing, and have controls in place to validate that amounts provided represent current fair values.

Fixed maturities and equity securities that have been impaired, but are not being reported at an NAIC 6 rating are reported as non-recurring.

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Derivatives may not always be measured at fair value due to hedge accounting assessment results. If derivatives pass hedge accounting, they are not fully marked to market.

Level 3 - Financial Assets

The Company classifies certain broker quoted or impaired securities in Level 3. Fair values for the securities classified in Level 3 are at the lower of cost or market value.

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker’s valuation process.

Investments, which have a designation of NAIC 6, are considered to be impaired. They are reported at the lower of cost or market, with gains/ (losses) included in net income.

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$447,628	$45,077	$48	$1,163	$491,494
State, municipal and other government	90,051	1,270	17,069	9,715	64,537
Public utilities	448,764	5,901	17,717	12,615	424,333
Industrial and miscellaneous	3,299,873	41,905	133,059	198,739	3,009,980
Mortgage and other asset-backed securities	2,173,893	6,079	381,431	160,913	1,637,628

	6,460,209	100,232	549,324	383,145	5,627,972
Unaffiliated preferred stocks	179,333	—	48,414	28,528	102,391

	$6,639,542	$100,232	$597,738	$411,673	$5,730,363

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$150,766	$7,235	$—	$25	$157,976
State, municipal and other government	121,318	7,414	199	2,683	125,850
Public utilities	437,529	8,829	3,039	3,428	439,890
Industrial and miscellaneous	2,987,224	53,631	21,133	27,834	2,991,889
Mortgage and other asset-backed securities	2,046,477	9,747	17,015	42,733	1,996,476

	5,743,314	86,856	41,386	76,703	5,712,081
Unaffiliated preferred stocks	155,785	2,229	286	5,753	151,975

	$5,899,099	$89,085	$41,672	$82,456	$5,864,056

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2008 and 2007, the Company held bonds with a carrying value of $25,406 and $1,985, respectively and amortized cost of $45,177 and $3,064, respectively, that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 444 and 309 securities with a carrying value of $2,093,248 and $1,399,310 and an unrealized loss of $597,739 and $41,672 with an average price of 71.4 and 97.0 (fair value/amortized cost). Of this portfolio, 86.61% and 95.76% were investment grade with associated unrealized losses of $479,883 and $37,920, respectively.

At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 647 and 401 securities with a carrying value of $3,160,318 and $1,911,941 and an unrealized loss of $411,673 and $82,456 with an average price of 87.0 and 95.7 (fair value/amortized cost). Of this portfolio, 91.40% and 90.22% were investment grade with associated unrealized losses of $336,476 and $72,859, respectively.

The estimated fair value of bonds and redeemable preferred stock with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$7,656	$164,279	$171,935
State, municipal and other government	18,407	23,975	42,382
Public utilities	107,615	219,062	326,677
Industrial and miscellaneous	539,448	1,660,325	2,199,773
Mortgage and other asset-backed securities	764,448	636,549	1,400,997

	1,437,574	2,704,190	4,141,764
Unaffiliated preferred stocks	57,935	44,456	102,391

	$1,495,509	$2,748,646	$4,244,155

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$—	$2,810	$2,810
State, municipal and other government	4,330	28,588	32,918
Public utilities	115,784	106,352	222,136
Industrial and miscellaneous	647,377	830,946	1,478,323
Mortgage and other asset-backed securities	585,848	779,520	1,365,368

	1,353,339	1,748,216	3,101,555
Unaffiliated preferred stocks	4,298	81,269	85,567

	$1,357,637	$1,829,485	$3,187,122

The carrying amount and estimated fair value of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value
Due in one year or less	$234,906	$233,336
Due after one year through five years	1,894,421	1,766,712
Due after five years through ten years	1,390,644	1,278,107
Due after ten years	766,345	712,189

	$4,286,316	$3,990,344
Mortgage and other asset-backed securities	2,173,893	1,637,628

	$6,460,209	$5,627,972

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2008 the Company’s banking sector portfolio had a fair value of $242,246 and a carrying value of $307,175, resulting in a gross unrealized loss of $64,929. The overall exposure to the banking sub-sector in the Company’s portfolio is large, diverse, and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, credit spread widening and the market’s concern over the adequacy of liquidity and capital in the banking sector given the deteriorating global economy. With some success, government initiatives were put into place during 2008 in an attempt to encourage lending, including the injection of capital into financial institutions through the US Treasury’s Capital Purchase Program and the establishment of the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program whereby the FDIC guarantees newly issued unsecured debt for participating institutions. However financial institutions remain vulnerable to ongoing asset write downs, credit losses and weak earning prospects that are associated with a recessionary environment and this is adding pressure to subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s basic industry/capital goods sector portfolio had a fair value of $406,278 and a carrying value of $487,609, resulting in a gross unrealized loss of $81,331. The basic and capital goods industries encompass various sub-sectors ranging from aerospace defense to paper and forest products. Building materials continue to be impacted by the slowdown in the US housing market which has been further impacted by declines in consumer spending. Chemicals have been impacted by concerns of a slowing domestic economy, slower global demand, volatility in raw material costs and increasing competition from global competitors. Paper and forest products continue to be under pressure due to higher input costs, lower housing starts and lack of demand for paper related shipping and writing products. Additionally, lack of market liquidity and volatile credit markets have further impacted bond prices. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s communication sector portfolio had a fair value of $256,634 and a carrying value of $288,082, resulting in a gross unrealized loss of $31,448. The Communications sector can be further divided into the media cable, media non-cable, wireless and wirelines sub-sectors.

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

All media companies, but especially newspaper and directory companies, are suffering from a tepid advertising environment related to the weak economy. This has made it difficult for companies to offset declining revenues with sufficient cost cutting initiatives, leading to significantly lower profits. In addition, this space had been a focus for activist shareholders and private equity firms, forcing management to respond by increasing financial leverage, performing consolidations or divesting assets. The net effect of this was a weaker credit profile for many companies just as the market started to slow down.

Many companies in the wirelines sector continue to focus on increasing shareholder returns. This has escalated event risk within the sector and caused concern that companies may increase financial leverage. Based on the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss, the Company does not consider the remaining book values to be materially impaired as of December 31, 2008.

At December 31, 2008, the Company’s consumer cyclical sector portfolio had a fair value of $162,817 and a carrying value of $195,570, resulting in a gross unrealized loss of $32,753. The more significant of these sub-sectors from an unrealized loss perspective are retailers, automotive, and gaming. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.

Retail has been negatively impacted by a consumer pull-back in spending, particularly discretionary purchases, as increased unemployment, a weak housing market, credit market tightening and historically low consumer confidence weighed on the consumer. Margins have also been under increased pressure as many retailers have implemented aggressive promotion activity and increased discounts in an effort to drive store traffic, manage inventories and maintain market share.

The underlying fundamentals driving sales and earnings performance of the automotive industry continue to be pressured as a result of a secular shift away from more profitable SUVs and pickups towards more fuel-efficient cars and crossovers. In addition, the combination of weak consumer confidence, tighter credit standards and growing unemployment has negatively impacted auto sales.

Fundamentals in the gaming industry have weakened due to increased debt and related interest costs due to leveraged buyout activity and a material reduction in discretionary consumer spending. A deteriorating homebuilding environment and a material drop-off

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

in consumer confidence, coupled with concerns over unemployment are resulting in declining demand. However, in some cases the industry is still increasing the supply of gaming products that were initiated prior to the economic downturn.

At December 31, 2008, the Company’s consumer non-cyclical sector portfolio had a fair value of $346,397 and a carrying value of $370,218, resulting in a gross unrealized loss of $23,821. The consumer non-cyclical industry encompasses various sub-sectors ranging from consumer products to supermarkets. The most significant of these sub-sectors from an unrealized loss perspective is the food and beverages sub-sector. Food and beverages fundamentals have modestly weakened due to higher input costs and the industries’ limited ability to pass along these higher costs to the customer. Also, the price gap between branded products and private label products became more compelling to the consumer in the fourth quarter.

Overall, the non-cyclical sector represents a large portion of the corporate debt market. As a result, the Company’s exposure is large and the gross dollar amount of unrealized losses is also large. The vast majority of the unrealized losses in the consumer non-cyclical sector relate to global macro economic conditions and credit spread widening. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s electric sector portfolio had a fair value of $317,612 and a carrying value of $347,073, resulting in a gross unrealized loss of $29,461. The electric utility sector is generally viewed as a defensive sector during weak economic environments. While defensive in nature, there are several issues which present challenges, including growing capital expenditures programs, the possibility of carbon dioxide (CO2) legislation, a renewed interest in expanding riskier unregulated generation projects, and increasingly uncertain state regulatory environments driven by rising energy prices and a slowing economy. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s energy sector portfolio had a fair value of $187,953 and a carrying value of $217,132, resulting in a gross unrealized loss of $29,179. The energy sector includes independent oil and natural gas exploration and production companies, refiners, integrated energy companies active in both exploration/production and refining, and oil field service companies. For the independent exploration and production companies, underlying long term fundamentals remain strong

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

in the sector; however, there has been heightened near term uncertainty given the dramatic decline in commodity prices. The industry has responded by reducing capital expenditures and share buyback programs as they focus on remaining free cash flow positive. Given the low market values currently, consolidation by the larger companies is likely in the sector.

The bonds of the underlying companies have seen price declines consistent with the overall market and concerns over the effect lower commodity prices will have on cash flow. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s insurance sector portfolio had a fair value of $147,758 and a carrying value of $174,707, resulting in a gross unrealized loss of $26,949. Of the securities in this portfolio in an unrealized loss position, 86% were investment grade securities as of December 31, 2008. These unrealized losses primarily reflect general spread widening on financial services companies (due to broad housing, mortgage market, equity market and economic issues plus increased liquidity and capital markets concerns that were referenced above, compounded in some cases by the structure of the securities (subordination or other structural features and duration). While the sub-sector has some exposure to the US residential mortgage market, the issuers are highly diversified. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s natural gas sector portfolio had a fair value of $154,298 and a carrying value of $190,095, resulting in a gross unrealized loss of $35,797. The natural gas sector includes natural gas pipeline and distribution companies. The underlying fundamentals for pipelines are adversely affected by the decline in commodity prices, weak end user demand, and higher financing costs. Capital expenditures remained at elevated levels as the industry addresses the country’s infrastructure needs. As a result, pipelines will need continued access to the capital markets. The distributors remain well capitalized with increasing focus on reducing exposure to bad debts and weather-related volatility. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2008, the Company’s Real Estate Investment Trust (REIT) sub-sector portfolio had a fair value of $66,269 and a carrying value of $87,706, resulting in a gross unrealized loss of $21,437. Of the securities in an unrealized loss position in this sub-sector portfolio, 97% are rated investment grade. The unrealized losses in the REIT sub-sector are a result of general spread widening in the commercial mortgage-backed securities (CMBS) market and the REIT unsecured market. Despite real estate values falling and capitalization rates rising, REIT’s operating fundamentals continue to perform at levels sufficient to support their debt structure. However, further fundamental deterioration is expected as unemployment rises, consumer discretionary spending falls, and tenant bankruptcies increase. The majority of REITs have exhibited financial discipline and have focused on maintaining financial flexibility during the difficult financing environment. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s sovereign sector portfolio had a fair value of $37,734 and a carrying value of $65,069, resulting in a gross unrealized loss of $27,335. Sovereigns exposure relates to government issued securities of foreign countries. The subprime mortgage collapse, followed by tightened credit conditions and subsequent failures among firms in the bank and finance sectors has driven the US and many developed nations into a recession. These global economic concerns have adversely affected the market values on all but the strongest rated sovereign debt. All of the issuers in the sovereign sector continue to make payments in accordance with the original bond agreements. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider the position to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s technology sector portfolio had a fair value of $110,365 and a carrying value of $130,625, resulting in a gross unrealized loss of $20,260. The technology sector can be further divided into software, hardware, and technology services sub-sectors. In general the software and technology service related companies have experienced relatively stable fundamentals; however, the hardware sector has been negatively impacted by lower consumer spending (notebooks, cell phones, desktops, automotive). Despite slowing hardware demand, and excluding a few highly leveraged private equity semiconductor companies, a majority of technology credits have strong balance sheets that offset the negative trends. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2008, the Company’s asset-backed securities (ABS) collateralized bond obligation (CBO)/collateralized loan obligation (CLO) sector portfolio had a fair value of $29,015 and a carrying value of $48,506, resulting in a gross unrealized loss of $19,491. ABS-CBO/CLO are primarily secured by pools of corporate bonds and leveraged bank loans. The unrealized loss is a function of decreased liquidity and increased credit spreads in the market for structured finance and monoline guaranteed securities. Where there have been rating downgrades to below investment grade, the individual bonds have been modeled using the current collateral pool and capital structure. If cash flow models indicate a credit event will negatively impact future cash flows, the security is impaired to undiscounted cash flows. As the unrealized losses in the ABS-CBO/CLO portfolio relate to holdings where the Company expects to receive full principal and interest payments, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s ABS credit card sector portfolio had a fair value of $57,256 and a carrying value of $114,626, resulting in a gross unrealized loss of $57,370. The unrealized loss in the ABS credit card sector is primarily a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large subprime segments may be negatively impacted by the slowing domestic economy and housing market, there has been little rating migration of the bonds held by the Company. All of the ABS credit card bonds held by the Company are rated investment grade. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s ABS subprime mortgages portfolio had a fair value of $198,060 and a carrying value of $295,037, resulting in a gross unrealized loss of $96,977. ABS housing securities are secured by pools of residential mortgage loans primarily those which are categorized as subprime.

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy subprime mortgages directly. The Company’s exposure to subprime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

position as it is the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not our particular tranche or holding is at risk for payment interruption. Holdings are impaired to projected cash flows where loss events have taken place (or are projected to take place on structured securities) that would affect future cash flows on our particular tranche.

Subprime holdings fair values have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. Further impacting the unrealized losses is spread widening due to illiquidity as well as increased extension risk due to slower than expected prepayments. Despite the continued decline in the margin of safety on these securities during 2008, cash flow models indicate full recovery of principal and interest for each of the Company’s particular holdings in an unrealized loss position.

For ABS in an unrealized loss position, the Company would consider them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP No. 43 Loan-backed and Structured Securities. The Company has not impaired any of its subprime mortgage positions in 2008 or 2007.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2008:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securites	$301,380	$301,610	$209,329

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

As the remaining unrealized losses in the ABS housing portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s ABS-other sector portfolio had a fair value of $312,363 and a carrying value of $433,099, resulting in a gross unrealized loss of $120,736. ABS-other includes debt issued by securitization trusts collateralized by various other assets including auto loans, loans to small businesses and other asset categories. The unrealized losses are a function of decreased liquidity and increased credit spreads in the market. Of the securities in an unrealized loss in this section, 99% are rated investment grade. Where ratings have declined to below investment grade, the individual bonds have been modeled to determine if cash flow models indicate a credit event will impact future cash flows and resulting impairments have been taken. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s CMBS portfolio had a fair value of $533,754 and a carrying value of $675,497, resulting in a gross unrealized loss of $141,743. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), and government agency.

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows.

The fundamentals of the CMBS market are, on average, strong but are starting to show some signs of deterioration in some markets. The lending market has become virtually frozen as lenders have become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed lending. A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes.

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

All of the securities in an unrealized loss position are rated investment grade. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest payments, the Company does not consider the underlying investments to be impaired as of December 31, 2008.

At December 31, 2008, the Company’s residential mortgage-backed securities (RMBS) sector portfolio had a fair value of $139,006 and a carrying value of $226,733, resulting in a gross unrealized loss of $87,727. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, whole loan passthroughs, Alt-A MBS and negative amortization MBS.

RMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists using widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. RMBS models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows.

The combination of low floating-rate reset margins, slow prepayment speeds, severe illiquidity in the market for near-prime securities, and the unprecedented level of mortgage-related credit spread widening have pushed the overall market value as a percent of book on those RMBS bonds in an unrealized loss position to 61%. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2008	2007	2006
Income:
Bonds	$358,302	$343,971	$363,808
Preferred stocks	11,401	10,191	9,920
Common stocks	608	737	524
Mortgage loans on real estate	74,135	71,577	55,216
Policy loans	3,383	3,059	2,950
Cash, cash equivalents and short-term investments	12,390	11,565	4,582
Derivatives	9,395	(3,972)	(3,246)
Other invested assets	5,037	3,408	1,805
Other	4,341	2,999	1,960

Gross investment income	478,992	443,535	437,519
Less investment expenses	(13,775)	(16,180)	(19,873)

Net investment income	$465,217	$427,355	$417,646

Proceeds from sales of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2008	2007	2006
Proceeds	$2,046,735	$3,259,934	$3,643,608

Gross realized gains	$36,394	$38,339	$20,465
Gross realized losses	(71,237)	(29,655)	(51,161)

Net realized capital gains (losses)	$(34,843)	$8,684	$(30,696)

Gross realized losses include $49,597, $9,515 and $8,288, related to losses recognized on other than temporary declines in market values of bonds and preferred stock for the years ended December 31, 2008, 2007 and 2006, respectively.

At December 31, 2008 and 2007, investments with an aggregate carrying amount of $3,574 and $3,495, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2008	2007	2006
Bonds	$(31,695)	$7,797	$(30,212)
Preferred stocks	(3,148)	887	(484)
Common stocks	5,751	18,472	7,904
Mortgage loans on real estate	(1,080)	(2,702)	831
Cash, cash equivalents, and short-term investments	25	—	—
Derivative instruments	55,886	(2,435)	(11,266)
Other invested assets	174	7,812	2,152
Other	3,365	1,783	4,956

	$29,278	$31,614	$(26,119)
Federal income tax effect	4,241	(12,420)	6,849
Transfer to (from) interest maintenance reserve	(6,307)	(11,257)	14,364

Net realized capital gains (losses) on investments	$27,212	$7,937	$(4,906)

	Change in Unrealized
	Year Ended December 31
	2008	2007	2006
Bonds	$(19,710)	$1,361	$2,569
Common stocks	(13,928)	(297)	(1,200)
Derivatives	221,408	11,056	(10,278)
Other invested assets	(7,682)	1,389	2,234

Change in unrealized capital gains/losses	$180,088	$13,509	$(6,675)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2008	2007
Unrealized gains	$183	$12,751
Unrealized losses	(1,360)	—

Net unrealized gains (losses)	$(1,177)	$12,751

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2008 the Company issued mortgage loans with interest rates ranging from 5.69% to 9.31%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 66%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2008, the Company had no mortgage loans with interest more than 180 days overdue.

At December 31, 2008, the net admitted asset value in impaired loans with a related allowance for credit losses was $22,578. The Company did not hold any impaired loans with or without a related allowance for credit losses at December 31, 2007. The Company held an allowance for credit losses on mortgage loans in the amount of $3,030 at December 31, 2008. There were no allowances for credit losses on mortgage loans at December 31, 2007. The average recorded investment in impaired loans during 2008 was $1,881. There was no recorded investment in impaired loans during 2008 or 2007.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2008	2007	2006
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	3,030	—	—
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries of amounts previously charged off	—	—	—

Balance at end of period	$3,030	$—	$—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days), and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $1,117 and $0 of interest income on impaired loans for the years ended December 31, 2008 and 2007, respectively. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2008 or 2007.

During 2008, mortgage loans of $5,006 were foreclosed and transferred to real estate. During 2007, and 2006, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2008 and 2007, the Company held a mortgage loan loss reserve in the AVR of $29,005 and $11,157, respectively.

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2008	2007		2008	2007
South Atlantic	23%	23%	Office	29%	29%
Pacific	23	23	Industrial	20	21
Mountain	16	17	Retail	19	19
W. South Central	12	12	Agriculture	10	10
Middle Atlantic	9	9	Apartment	8	9
E. North Central	7	7	Other	8	6
E. South Central	4	3	Medical	6	6
W. North Central	3	3
New England	3	3

There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2008 or 2007. The recorded investment in restructured securities as of December 31, 2006 was $1,433. The capital losses taken as a direct result of restructures in 2006 were $202. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2008 and 2007. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2008 or 2007.

At December 31, 2008, the Company had one LIHTC. The remaining years of unexpired tax credits were six, and the property was not subject to regulatory review. The length of time remaining for the holding period was nine years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to this credit.

The Company recorded an impairment of $893 for its investment in Zero Beta Fund, LLC, an affiliate. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2008 and 2007, the Company had replicated assets with a fair value of $5,585 and $6,901, respectively, and credit default swaps with a fair value of $(56) and $45, respectively. During the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2008 and 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $235,286 and 17,979, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2008, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $1,090.

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

For the years ended December 31, 2008 and 2007 the Company recorded unrealized gains of $228,759 and $8,339, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2008 or 2007 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2008 and 2007, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2008	2007
Derivative Securities:
Interest rate and currency swaps - Receive fixed-pay floating	$2,214,000	$1,127,000
Interest rate and currency swaps - Receive floating-pay fixed	113,856	179,938
Interest rate and currency swaps - Receive fixed-pay fixed	498,279	69,279
Caps	23,458	23,000

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $36,059, $2,078 and $(10,881), for the years ending December 31, 2008, 2007 and 2006, respectively.

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Open futures contracts at December 31, 2008, and 2007, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2008
4170	FTSE March 2009 Futures	$260,305	$266,814
3000	S&P 500 March 2009 Futures	667,139	675,075
2900	Russell March 2009 Futures	135,646	144,391
770	Nikkei March 2009 Futures	72,690	75,267

December 31, 2007
230	FTSE March 2008 Futures	$28,913	$29,436
171	S&P 500 March 2008 Futures	63,978	63,150
60	Russell March 2008 Futures	23,285	23,166
110	Nikkei March 2008 Futures	15,400	14,779

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2008	2007	2006
Direct premiums	$4,316,638	$3,244,720	$2,282,667
Reinsurance assumed - affiliated	95	151	189
Reinsurance assumed - unaffiliated	654,494	667,099	616,293
Reinsurance ceded - affiliated	(294,855)	(270,407)	(194,655)
Reinsurance ceded - non-affiliated	(79,049)	(102,112)	(117,128)

Net premiums earned	$4,597,323	$3,539,451	$2,587,366

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2008 and 2007 of $1,124,694 and $983,804, respectively.

The Company received reinsurance recoveries in the amounts of $262,441, $237,826 and $200,195, during 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $65,782 and $46,257, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2008 and 2007 of $1,272,337 and $1,216,790, respectively.

Effective December 15, 2008, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company, an affiliate, to assume certain individual and group supplemental life and accident and health insurance products issued to certain residents of the State of New York. The Company received reinsurance consideration of $102,578 paid an initial expense allowance of $77,155 and established reserves of $102,578 resulting in a pretax loss of $77,155 ($50,151 net of tax) that has been included in the Statement of Operations as it was deemed an economic assumption reinsurance transaction.

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the Statement of Operations. Adjustments of $301 and $15,520 were made during 2008 and 2007, respectively, to true up to actual 2006 reserve balances.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2008, 2007 and 2006 with a corresponding charge to unassigned surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2008, 2007 and 2006. Chapter 311 of the New York Laws of 2008, which became effective in July of 2008, includes a provision allowing goodwill to be an admitted asset in financial statements filed subsequent to the effective date. The Company recorded $3,531 of goodwill at December 31, 2008.

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The main components of deferred tax amounts are as follows:

	December 31
	2008	2007
Deferred income tax assets:
Non-admitted assets	$1,198	$3,455
197 Intangible Amortization	233	3,986
Bonds	9,366	1,171
Corporate provision	94	175
Liquidity Reserves	2,724	350
Reinsurance to Unauthorized companies	6,813	2,081
Partnerships	1,958	—
Tax basis deferred acquisition costs	26,939	23,987
Reserves	47,371	30,818
Unrealized capital losses	11,400	2,720
§807(f) assets	2,096	1,795
Deferred intercompany losses	2,424	3,057
Stock appreciation rights	—	408
Guaranty funds	241	276
Credit carryforwards	—	1,503
Other	3,281	338

Total deferred income tax assets	116,138	76,120
Deferred income tax assets non-admitted	81,129	34,612

Admitted deferred income tax assets	35,009	41,508
Deferred income tax liabilities:
Partnerships	1,738	5,199
§807(f) liabilities	3,573	3,144
Unrealized capital gains	4,214	13,728
Deferred intercompany gains	2,542	1,785
Derivatives	618	2,329
Other	94	219

Total deferred income tax liabilities	12,779	26,404

Net admitted deferred income tax asset	$22,230	$15,104

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The change in net deferred income taxes is as follows:

	December 31		Change
	2008	2007
Total deferred income tax assets	$116,138	$76,120	$40,018
Total deferred income tax liabilities	12,779	26,404	13,626

Net deferred income tax asset	$103,359	$49,716	53,643

Tax effect of unrealized gains (losses)			45,291

Change in net deferred income tax			$98,934

	December 31		Change
	2007	2006
Total deferred income tax assets	$76,120	$87,824	$(11,704)
Total deferred income tax liabilities	26,404	15,999	(10,405)

Net deferred income tax asset	$49,716	$71,825	(22,109)

Tax effect of unrealized gains (losses)			1,082

Change in net deferred income tax			$(21,027)

Non-admitted deferred tax assets increased (decreased) by $46,517, $(19,365) and $24,781 in 2008, 2007 and 2006, respectively.

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2008	2007	2006
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$(129,810)	$64,675	$34,835
197 Intangibles	(3,554)	(3,875)	(3,875)
Bond discount accrual reversal	3,803	—	—
Corporate Provision	(81)	57	106
Deferred acquisition costs - tax basis	3,554	62	5,609
Dividends received deduction	(2,972)	(3,056)	(2,463)
IMR amortization	(1,331)	(2,046)	(3,489)
Investment income items	84,907	(940)	(2,611)
Limited partnership book/tax difference	(981)	(962)	(720)
Prior year under (over) accrual	4,105	(3,200)	(4,941)
Reinsurance transactions	(348)	(348)	(348)
Tax credits	(2,255)	(2,028)	(2,158)
Tax reserve valuation	15,781	324	(20)
Miscellaneous accruals	(99)	—	—
Non-deductible items	178	—	—
Depreciation	(3)	(6)	(41)
SARs/Stock Options	(723)	(638)	6
Other	(32)	748	736

Federal income tax expense (benefit) on operations and capital gains (losses) on investments	(29,861)	48,767	20,626
Less tax (benefit) on capital gains (losses)	(4,241)	12,420	(6,849)

Total federal income tax (benefit) expense	$(25,620)	$36,347	$27,475

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2008	2007	2006
Federal income tax expense (benefit) on operations and capital gains (losses) on investments	$(29,861)	$48,767	$20,626
Change in net deferred income taxes	(98,934)	21,027	(17,113)

Total statutory income tax (benefit) expense	$(128,795)	$69,794	$3,513

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based upon separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service.

The Company did not incur income taxes during 2008 which will be available for recoupment in the event of future net losses. The Company incurred income taxes during 2007 and 2006 of $54,040 and $25,835, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2008 and 2007 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ended December 31, 2008 and 2007 was not material, and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006. The 2007 tax return has been filed but no examination has commenced.

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended 2008 and 2007, premiums for life participating policies were $(12) and $516, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $3 and $6 to policyholders during 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2008		2007
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$1,115,755	7%	$1,066,355	7%
At book value less surrender charge of 5% or more	1,946,451	12	1,129,978	7
At fair value	3,704,078	23	4,892,449	32

Total with adjustment or at market value	6,766,284	42	7,088,782	46
At book value without adjustment (minimal or no charge or adjustment)	3,206,559	20	2,872,403	19
Not subject to discretionary withdrawal provision	6,074,013	38	5,244,435	35

Total annuity reserves and deposit liabilities	16,046,856	100%	15,205,620	100%
Less reinsurance ceded	2,596		1,623

Net annuity reserves and deposit liabilities	$16,044,260		$15,203,997

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2008 and 2007 is as follows:

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2008	$1,533,986	$1,140,718	$2,674,704

Reserves at December 31, 2008 for separate accounts with assets at:
Fair value	$2,148,371	$3,163,347	$5,311,718
Amortized cost	3,587,963	—	3,587,963

Total	$5,736,334	$3,163,347	$8,899,681

Reserves for separate accounts by withdrawal characteristics at December 31, 2008:
Subject to discretionary withdrawal:
With market adjustment	$206,579	$—	$206,579
At book value without market value adjustment and with current surrender charge of 5% or more	59,153	—	59,153
At fair value	580,836	3,163,347	3,744,183
At book value without market value adjustment and with current surrender charge of less than 5%	81,149	—	81,149

Subtotal	927,717	3,163,347	4,091,064
Not subject to discretionary withdrawal	4,808,617	—	4,808,617

Total separate account reserves at December 31, 2008	$5,736,334	$3,163,347	$8,899,681

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$921,674	$997,692	$1,919,366

Reserves at December 31, 2007 for separate accounts with assets at:
Fair value	$2,015,589	$4,548,709	$6,564,298
Amortized cost	2,696,453	—	2,696,453

Total	$4,712,042	$4,548,709	$9,260,751

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market adjustment	$177,056	$—	$177,056
At book value without market value adjustment and with current surrender charge of 5% or more	61,704	—	61,704
At fair value	401,910	4,548,709	4,950,619
At book value without market value adjustment and with current surrender charge of less than 5%	84,649	—	84,649

Subtotal	725,319	4,548,709	5,274,028
Not subject to discretionary withdrawal	3,986,723	—	3,986,723

Total separate account reserves at December 31, 2007	$4,712,042	$4,548,709	$9,260,751

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2008	2007	2006
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$2,674,931	$1,919,377	$1,481,563
Transfers from separate accounts	(1,797,526)	(1,463,101)	(1,760,742)

Net transfers from (to) separate accounts	877,405	456,276	(279,179)
Other reconciling adjustments	(189)	(146)	(57)

Net transfers as reported in the Summary of Operations of the Company	$877,216	$456,130	$(279,236)

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2008 and 2007, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2008	Guaranteed Minimum Withdrawal Benefit	$5,825,448	$519,580	—
2007	Guaranteed Minimum Withdrawal Benefit	$10,265,272	$116,597	—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2008 and 2007, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2008	Guaranteed Minimum Death Benefit	$1,246,209	$9,827	$2,595
2007	Guaranteed Minimum Death Benefit	$2,007,096	$4,712	$1,623

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2008 and 2007, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2008
Life and annuity:
Ordinary first-year business	$339	$281	$58
Ordinary renewal business	129,017	1,732	127,285
Group life business	727	146	581
Credit life	244	—	244
Reinsurance ceded	(61,623)	—	(61,623)

Total life and annuity	68,704	2,159	66,545
Accident and health	3,210	—	3,210

	$71,914	$2,159	$69,755

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary first-year business	$644	$556	$88
Ordinary renewal business	152,656	1,276	151,380
Group life business	747	151	596
Credit life	59	—	59
Reinsurance ceded	(65,353)	—	(65,353)

Total life and annuity	88,753	1,983	86,770
Accident and health	3,025	—	3,025

	$91,778	$1,983	$89,795

At December 31, 2008 and 2007, the Company had insurance in force aggregating $117,037,402 and $100,891,321, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $64,380 and $109,934 to cover these deficiencies at December 31, 2008 and 2007.

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2008 and 2007 was $449 and $354, respectively.

The Company incurred $1,027 and paid $932 of claim adjustment expenses during 2008, of which $392 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,007 and paid $1,061 of claim adjustment expenses during 2007, of which $373 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2008 or 2007.

8. Capital and Surplus

As of December 31, 2008, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, LLC. owns 38,609 shares and Transamerica Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2008 was $429. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company received capital contributions of $218,500 and $31,500 from its parent companies, AEGON USA, LLC and Transamerica Life Insurance Company, respectively, on December 30, 2008. No capital contributions were received in 2007 or 2006.

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Capital and Surplus (continued)

On May 2, 2008, the Company paid a common stock dividend of $300,000 to its parent companies, AEGON USA, Inc. and Transamerica Occidental Life Insurance Company (TOLIC). AEGON USA, Inc. received $262,200 and TOLIC received $37,800. On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON USA, Inc. and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively. The Company did not pay a common or preferred stock dividend to its parent companies in 2006.

On May 2, 2008, the Company received $150,000 from AEGON USA, LLC, an affiliate, in exchange for surplus notes. The Company received prior approval from the Superintendent of Insurance of the New York Department of Insurance prior to the issuance of the surplus note, as well as the December 31, 2008 interest payment. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the surplus note at December 31, 2008 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2008	$150,000	$6,250	$6,250	—

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. The Company may not make dividend payments in 2009 without regulatory approval.

The Company held special surplus funds in the amount of $2,235 and $3,791, as of December 31, 2008 and 2007, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Capital and Surplus (continued)

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2008, the Company meets the RBC requirements.

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2008 and December 31, 2007, respectively, securities in the amount of $389,490 and $269,410 were on loan under security lending agreements. At December 31, 2008 and 2007, the collateral the Company received from securities lending was in the form of cash and on open terms. At December 31, 2008, cash collateral reinvested has a fair value of $395,201.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2008, 2007 and 2006 was $7, $7 and $3, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2008, 2007 and 2006.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for 2008, 2007 and 2006.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2008, 2007 and 2006, the Company paid $24,960, $24,042 and $24,428, respectively, for these services, which approximates its costs to the affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $682 and $530 for these services during 2008 and 2007, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $6,351, $654, and $475 for the years ended December 31, 2008, 2007, and 2006, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2008, 2007 and 2006, the Company paid (received) net interest of $1, $(174) and $(505), respectively, to affiliates. At December 31, 2008, 2007 and 2006, the Company has a net amount of $14,484 due from, $40,846 due to and $19,839 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2008, the Company had short-term notes receivable as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON USA, LLC	$2,600	August 29, 2009	2.44%
AEGON USA, LLC	30,800	October 24, 2009	5.95%
AEGON USA, LLC	35,900	October 29, 2009	5.95%
AEGON USA, LLC	29,600	November 3, 2009	2.70%

At December 31, 2007, the Company had short-term notes receivable of $75,100 and $46,700 from Monumental Life Insurance Company and Transamerica International Reinsurance Bermuda Ltd (TIRE), respectively. The Monumental Life note was due by December 18, 2008 and was repaid in January of 2008. The TIRE note was due by December 27, 2008 and was repaid in March of 2008.

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Managing General Agents

For years ended December 31, 2008, 2007 and 2006, the Company had $33,074, $47,145 and $42,950, respectively, of direct premiums written by The Vanguard Group, Inc. For the years ended December 31, 2008, 2007 and 2006, the Company had $6,707, $5,828 and $4,022, respectively, of direct premiums written by Vision Financial Corp. For the years ended December 31, 2008, 2007 and 2006, the Company had $9,955, $9,420 and $8,903, respectively, of direct premiums written by Benefit Marketing Systems, Inc. For the years ended December 31, 2008, 2007 and 2006, the Company had $36, $42 and $48, respectively, of direct premiums written by League Insurance Agency.

Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$33,074
Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service without claims	$6,707
Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service without claims	$9,955
League Insurance Agency/CUNA Mutual Group 14 Business Park Branford, CT 06405	58-2022585	No	Long-term care	Premium collection	$36

C-	Claims Payment

B-	Binding Authority

P-	Premium Collection

U-	Underwriting

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $177,647 and $124,454 as of December 31, 2008 and 2007, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $8,083 and $1,000 at December 31, 2008 and 2007, respectively.

The Company has contingent commitments for $21,913, and $31,276, at December 31, 2008 and 2007, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2008 or 2007.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2008 and 2007, the Company has pledged invested assets with a carrying value of $244,814 and $15,832, respectively, and fair value of $228,267 and $15,617, respectively, in conjunction with these transactions.

There were no securities being acquired on a “to be announced” (TBA) basis at December 31, 2008 or 2007.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $783 with no offsetting premium tax benefit, at December 31, 2008 and 2007 for its estimated share of guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $66, $73 and $55 for the years ended December 31, 2008, 2007 and 2006, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The were no securities of NAIC designation 3 or below sold during 2008 and reacquired within 30 days of the sale date.

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2008
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$18,792,373
Reduce current federal income tax recoverable	(50,479)
Increase admissible deferred income tax asset	5,089

Assets as reported in the accompanying audited statutory-basis balance sheet	$18,746,983

Liabilities as reported in the Company’s Annual Statement	$17,985,899
Adjust current federal income tax payable	—

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$17,985,899

Capital and surplus as reported in the company’s Annual Statement	$806,474
Reduce federal income tax benefit	(50,479)
Increase admissible deferred income tax asset	5,089

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$761,084

Statement of Operations:
Statutory net loss as reported in the Company’s Annual
Statement of Operations:	$(296,851)
Reduce federal income tax benefit	(50,479)

Total statutory net income (loss) per financial statements	$(347,330)

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008. There were no reconciling items at December 31, 2007 for the year then ended.

69

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2008

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$447,628	$491,494	$447,628
States, municipalities and political subdivisions	214,463	218,619	214,463
Foreign governments	81,668	55,956	81,668
Public utilities	448,764	424,333	448,764
All other corporate bonds	5,267,686	4,437,570	5,267,686
Preferred stocks	179,333	102,391	179,333

Total fixed maturities	6,639,542	5,730,363	6,639,542
Equity securities
Common stocks:
Public utilities	255	255	255
Industrial, miscellaneous and all other	2,324	963	963

Total common stocks	2,579	1,218	1,218
Mortgage loans on real estate	1,149,481		1,149,481
Real estate	5,006		5,006
Policy loans	56,962		56,962
Other long-term investments	89,190		89,190
Cash, cash equivalents and short-term investments	841,529		841,529
Derivatives	229,891		229,891

Total investments	$9,014,180		$9,012,819

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

70

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2008
Individual life	$997,862	$—	$76,459	$366,364	$63,465	$346,643	$125,394
Individual health	20,332	8,751	10,311	33,458	2,345	20,831	14,978
Group life and health	98,158	1,964	6,368	36,309	4,079	100,428	8,847
Annuity	6,867,636	—	558	4,161,192	395,328	3,983,637	1,037,262

	$7,983,988	$10,715	$93,696	$4,597,323	$465,217	$4,451,539	$1,186,481

Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

Year ended December 31, 2006
Individual life	$891,724	$—	$100,932	$368,993	$58,572	$347,758	$132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482
Annuity	5,590,652	—	207	2,153,972	355,708	2,674,987	(193,976)

	$6,520,107	$11,166	$114,380	$2,587,366	$417,646	$3,074,824	$(40,796)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

71

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2008
Life insurance in force	$12,267,406	$194,169,113	$284,149,798	$102,248,091	278%

Premiums:
Individual life	$108,629	$373,442	$631,177	$366,364	172%
Individual health	32,624	124	958	33,458	3%
Group life and health	32,666	48	3,691	36,309	10%
Annuity	4,142,719	290	18,763	4,161,192	0%

	$4,316,638	$373,904	$654,589	$4,597,323	14%

Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4%
Group life and health	31,438	51	2,029	33,416	6%
Annuity	3,086,496	338	23,369	3,109,527	1%

	$3,244,720	$372,519	$667,250	$3,539,451	19%

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$89,997	$311,316	$590,313	$368,993	160%
Individual health	31,208	197	232	31,243	1%
Group life and health	31,998	(141)	1,018	33,157	3%
Annuity	2,129,464	411	24,919	2,153,973	1%

	$2,282,667	$311,783	$616,482	$2,587,366	24%

72

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Year Ended December 31, 2008

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Financial Statements

Year Ended December 31, 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Transamerica Liberty Variable Annuity

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Financial Life Insurance Company Separate Account VA WNY (comprised of the Transamerica Asset Allocation-Growth VP-Service Class, Transamerica Asset Allocation-Conservative VP-Service Class, Transamerica Asset Allocation-Moderate VP-Service Class, Transamerica Asset Allocation-Moderate Growth VP-Service Class, Transamerica International Moderate Growth VP-Service Class, Transamerica Money Market VP-Service Class, Transamerica American Century Large Company Value VP-Service Class, Transamerica BlackRock Large Cap Value VP-Service Class, Transamerica Capital Guardian Global VP-Service Class, Transamerica Capital Guardian U.S. Equity VP-Service Class, Transamerica Capital Guardian Value VP-Service Class, Transamerica Clarion Global Real Estate Securities VP-Service Class, Transamerica Jennison Growth VP-Service Class, Transamerica JPMorgan Enhanced Index VP-Service Class, Transamerica Legg Mason Partners All Cap VP-Service Class, Transamerica Marsico Growth VP-Service Class, Transamerica MFS High Yield VP-Service Class, Transamerica MFS International Equity VP-Service Class, Transamerica PIMCO Total Return VP-Service Class, Transamerica T. Rowe Price Equity Income VP-Service Class, Transamerica T. Rowe Price Growth Stock VP-Service Class, Transamerica T. Rowe Price Small Cap VP-Service Class, Transamerica Templeton Global VP-Service Class, Transamerica Balanced VP-Service Class, Transamerica Convertible Securities VP-Service Class, Transamerica Equity VP-Service Class, Transamerica Growth Opportunities VP-Service Class, Transamerica Science and Technology VP-Service Class, Transamerica Small/Mid Cap Value VP-Service Class, Transamerica U.S. Government Securities VP-Service Class, Transamerica Van Kampen Active International Allocation VP-Service Class, Transamerica Van Kampen Large Cap Core VP-Service Class, Transamerica Van Kampen Mid-Cap Growth VP-Service Class, Transamerica Efficient Markets VP- Service Class, Transamerica Value Balanced VP - Service Class, Transamerica Index 50 VP- Service Class, Transamerica Index 75 VP- Service Class, Transamerica US Govt Securities VP- Service Class, Franklin Income Securities Fund - Class 2, Mutual Shares Securities Fund - Class 2, Templeton Foreign Securities Fund - Class 2, Franklin Templeton VIP Founding Funds Allocation- Class 2, AIM V.I. Basic Value Fund-Series II, AIM V.I. Capital Appreciation Fund-Series II, MFS New Discovery Series-Service Class, MFS Total Return Series-Service Class, Fidelity - VIP Contrafund® Portfolio-Service Class 2, Fidelity - VIP Equity-Income Portfolio-Service Class 2, Fidelity - VIP Growth Portfolio-Service Class 2, Fidelity - VIP Mid Cap Portfolio-Service Class 2, Fidelity - VIP Value Strategies Portfolio-Service Class 2, Fidelity - VIP Balanced Portfolio-Service Class 2, Janus Aspen - Mid Cap Growth Portfolio-Service Class, Janus Aspen - Worldwide Growth Portfolio-Service Class, AllianceBernstein Growth and Income Portfolio-Class B, AllianceBernstein Large Cap Growth Portfolio-Class B, and AllianceBernstein Balanced Wealth Strategy Portfolio- Class B subaccounts), at December 31, 2008, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company Separate Account VA WNY, at December 31, 2008, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 25, 2009

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Asset Allocation- Growth VP- Service Class Subaccount	Transamerica Asset Allocation- Conservative VP-Service Class Subaccount	Transamerica Asset Allocation- Moderate VP- Service Class Subaccount	Transamerica Asset Allocation- Moderate Growth VP-Service Class Subaccount
Assets
Investment in securities:
Number of shares	15,982.132	361,895.969	405,288.217	2,330,852.484

Cost	$140,252	$3,906,259	$4,690,433	$28,980,678

Investments in mutual funds, Level 1 quoted prices at net asset value	$104,204	$2,982,023	$3,363,892	$18,856,597
Receivable for units sold	—	—	11	—

Total assets	104,204	2,982,023	3,363,903	18,856,597

Liabilities
Payable for units redeemed	1	3	—	22

	$104,203	$2,982,020	$3,363,903	$18,856,575

Net Assets:
Deferred annuity contracts terminable by owners	$104,203	$2,982,020	$3,363,903	$18,856,575

Total net assets	$104,203	$2,982,020	$3,363,903	$18,856,575

Accumulation units outstanding:
M&E-1.65%	128,678	1,506,205	2,624,888	13,017,758

M&E-1.85%	27,503	1,693,800	958,047	7,864,970

Accumulation unit value:
M&E-1.65%	$0.667413	$0.935922	$0.940920	$0.905761

M&E-1.85%	$0.666176	$0.928285	$0.933246	$0.898363

See accompanying notes.

2

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica International Moderate Growth VP- Service Class Subaccount	Transamerica Money Market VP-Service Class Subaccount	Transamerica American Century Large Company Value VP-Service Class Subaccount	Transamerica BlackRock Large Cap Value VP- Service Class Subaccount
Assets
Investment in securities:
Number of shares	511,049.794	834,974.300	—	1,978.500

Cost	$5,178,028	$834,974	$—	$35,051

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,413,813	$834,974	$—	$22,021
Receivable for units sold	5	4	—	—

Total assets	3,413,818	834,978	—	22,021

Liabilities
Payable for units redeemed	—	—	—	1

	$3,413,818	$834,978	$—	$22,020

Net Assets:
Deferred annuity contracts terminable by owners	$3,413,818	$834,978	$—	$22,020

Total net assets	$3,413,818	$834,978	$—	$22,020

Accumulation units outstanding:
M&E-1.65%	4,016,643	413,940	—	23,091

M&E-1.85%	946,934	366,210	—	7,061

Accumulation unit value:
M&E-1.65%	$0.688460	$1.074385	$0.688746	$0.730649

M&E-1.85%	$0.684863	$1.065635	$0.687465	$0.729294

See accompanying notes.

3

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Capital Guardian Global VP- Service Class Subaccount	Transamerica Capital Guardian U.S. Equity VP- Service Class Subaccount	Transamerica Capital Guardian Value VP-Service Class Subaccount	Transamerica Clarion Global Real Estate Securities VP- Service Class Subaccount
Assets
Investment in securities:
Number of shares	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$—	$—
Receivable for units sold	—	—	—	—

Total assets	—	—	—	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$—

Total net assets	$—	$—	$—	$—

Accumulation units outstanding:
M&E-1.65%	—	—	—	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.651418	$0.647320	$0.655903	$0.632208

M&E-1.85%	$0.650216	$0.646116	$0.654677	$0.631030

See accompanying notes.

4

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Jennison Growth VP-Service Class	Transamerica JPMorgan Enhanced Index VP-Service Class	Transamerica Legg Mason Partners All Cap VP-Service Class	Transamerica Marsico Growth VP-Service Class
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	—	—	—	2,060.232

Cost	$—	$—	$—	$24,189

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$—	$15,060
Receivable for units sold	—	—	—	1

Total assets	—	—	—	15,061

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$—	$15,061

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$15,061

Total net assets	$—	$—	$—	$15,061

Accumulation units outstanding:
M&E-1.65%	—	—	—	15,678

M&E-1.85%	—	—	—	7,081

Accumulation unit value:
M&E-1.65%	$0.699909	$0.690332	$0.689156	$0.662124

M&E-1.85%	$0.698605	$0.689051	$0.687880	$0.660892

See accompanying notes.

5

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica MFS High Yield VP-Service Class Subaccount	Transamerica MFS International Equity VP- Service Class Subaccount	Transamerica PIMCO Total Return VP- Service Class Subaccount	Transamerica T. Rowe Price Equity Income VP-Service Class Subaccount
Assets
Investment in securities:
Number of shares	—	1,725.194	4,706.948	—

Cost	$—	$14,452	$53,134	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$8,488	$50,176	$—
Receivable for units sold	—	—	—	—

Total assets	—	8,488	50,176	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$8,488	$50,176	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$8,488	$50,176	$—

Total net assets	$—	$8,488	$50,176	$—

Accumulation units outstanding:
M&E-1.65%	—	7,388	17,439	—

M&E-1.85%	—	4,519	37,139	—

Accumulation unit value:
M&E-1.65%	$0.754457	$0.713341	$0.920505	$0.691466

M&E-1.85%	$0.753059	$0.712018	$0.918798	$0.690176

See accompanying notes.

6

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica T. Rowe Price Growth Stock VP-Service Class Subaccount	Transamerica T. Rowe Price Small Cap VP- Service Class Subaccount	Transamerica Templeton Global VP- Service Class Subaccount	Transamerica Balanced VP- Service Class Subaccount
Assets
Investment in securities:
Number of shares	—	988.515	—	—

Cost	$—	$9,553	$—	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$5,130	$—	$—
Receivable for units sold	—	—	—	—

Total assets	—	5,130	—	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$5,130	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$5,130	$—	$—

Total net assets	$—	$5,130	$—	$—

Accumulation units outstanding:
M&E-1.65%	—	7,175	—	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.645553	$0.715068	$0.626917	$0.735067

M&E-1.85%	$0.644360	$0.713745	$0.625758	$0.733703

See accompanying notes.

7

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Convertible Securities VP- Service Class Subaccount	Transamerica Equity VP- Service Class Subaccount	Transamerica Growth Opportunities VP-Service Class Subaccount	Transamerica Science & Technology VP- Service Class Subaccount
Assets
Investment in securities:
Number of shares	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$—	$—
Receivable for units sold	—	—	—	—

Total assets	—	—	—	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$—

Total net assets	$—	$—	$—	$—

Accumulation units outstanding:
M&E-1.65%	—	—	—	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.685489	$0.608782	$0.664066	$0.626337

M&E-1.85%	$0.684218	$0.607655	$0.662824	$0.625175

See accompanying notes.

8

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Small/Mid Cap Value VP- Service Class Subaccount	Transamerica U.S. Government Securities VP- Service Class Subaccount	Transamerica Van Kampen Active International Allocation VP- Service Class Subaccount	Transamerica Van Kampen Large Cap Core VP-Service Class Subaccount
Assets
Investment in securities:
Number of shares	393.195	3,106.369	—	321.836

Cost	$8,836	$38,821	$—	$5,699

Investments in mutual funds, Level 1 quoted prices at net asset value	$4,518	$39,948	$—	$2,983
Receivable for units sold	—	—	—	—

Total assets	4,518	39,948	—	2,983

Liabilities
Payable for units redeemed	—	—	—	—

	$4,518	$39,948	$—	$2,983

Net Assets:
Deferred annuity contracts terminable by owners	$4,518	$39,948	$—	$2,983

Total net assets	$4,518	$39,948	$—	$2,983

Accumulation units outstanding:
M&E-1.65%	6,840	26,116	—	—

M&E-1.85%	—	12,572	—	4,672

Accumulation unit value:
M&E-1.65%	$0.660541	$1.033204	$0.678678	$0.639823

M&E-1.85%	$0.659317	$1.031288	$0.677428	$0.638635

See accompanying notes.

9

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Van Kampen Mid-Cap Growth VP- Service Class Subaccount	Transamerica Efficient Markets VP- Service Class Subaccount	Transamerica Value Balanced VP-Service Class Subaccount	Transamerica Index 50 VP- Service Class Subaccount
Assets
Investment in securities:
Number of shares	331.983	—	—	3,129.735

Cost	$8,155	$—	$—	$26,495

Investments in mutual funds, Level 1 quoted prices at net asset value	$4,462	$—	$—	$25,852
Receivable for units sold	—	—	—	—

Total assets	4,462	—	—	25,852

Liabilities
Payable for units redeemed	—	—	—	1

	$4,462	$—	$—	$25,851

Net Assets:
Deferred annuity contracts terminable by owners	$4,462	$—	$—	$25,851

Total net assets	$4,462	$—	$—	$25,851

Accumulation units outstanding:
M&E-1.65%	7,298	—	—	4,687

M&E-1.85%	—	—	—	26,991

Accumulation unit value:
M&E-1.65%	$0.611350	$1.036627	$0.714712	$0.817007

M&E-1.85%	$0.610219	$1.036345	$0.713780	$0.815922

See accompanying notes.

10

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Transamerica Index 75 VP- Service Class Subaccount	Transamerica US Govt Securities VP- Service Class Subaccount	Franklin Income Securities Fund- Class 2 Subaccount	Mutual Shares Securities Fund- Class 2 Subaccount
Assets
Investment in securities:
Number of shares	20,340.488	699.315	2,009.248	1,854.871

Cost	$177,709	$8,651	$34,303	$34,246

Investments in mutual funds, Level 1 quoted prices at net asset value	$148,282	$8,993	$22,785	$21,850
Receivable for units sold	6	1	—	—

Total assets	148,288	8,994	22,785	21,850

Liabilities
Payable for units redeemed	—	—	—	—

	$148,288	$8,994	$22,785	$21,850

Net Assets:
Deferred annuity contracts terminable by owners	$148,288	$8,994	$22,785	$21,850

Total net assets	$148,288	$8,994	$22,785	$21,850

Accumulation units outstanding:
M&E-1.65%	196,546	1,687	31,222	32,016

M&E-1.85%	9,121	7,031	—	—

Accumulation unit value:
M&E-1.65%	$0.721052	$1.033204	$0.729760	$0.682487

M&E-1.85%	$0.720097	$1.031288	$0.728407	$0.681225

See accompanying notes.

11

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Templeton Foreign Securities Fund- Class 2 Subaccount	Franklin Templeton VIP Founding Funds Allocation- Class 2 Subaccount	AIM V.I. Basic Value Fund- Series II Subaccount	AIM V.I. Capital Appreciation Fund-Series II Subaccount
Assets
Investment in securities:
Number of shares	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$—	$—
Receivable for units sold	—	—	—	—

Total assets	—	—	—	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$—

Total net assets	$—	$—	$—	$—

Accumulation units outstanding:
M&E-1.65%	—	—	—	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.659735	$0.990107	$0.530309	$0.653945

M&E-1.85%	$0.658517	$0.989834	$0.529332	$0.652734

See accompanying notes.

12

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	MFS New Discovery Series- Service Class Subaccount	MFS Total Return Series- Service Class Subaccount	Fidelity-VIP Contrafund® Portfolio- Service Class 2 Subaccount	Fidelity-VIP Equity-Income Portfolio- Service Class 2 Subaccount
Assets
Investment in securities:
Number of shares	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$—	$—
Receivable for units sold	—	—	—	—

Total assets	—	—	—	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$—

Total net assets	$—	$—	$—	$—

Accumulation units outstanding:
M&E-1.65%	—	—	—	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.684986	$0.808242	$0.641644	$0.636875

M&E-1.85%	$0.683716	$0.806742	$0.640460	$0.635692

See accompanying notes.

13

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Fidelity-VIP Growth Portfolio- Service Class 2 Subaccount	Fidelity-VIP Mid Cap Portfolio- Service Class 2 Subaccount	Fidelity-VIP Balanced Portfolio- Service Class 2 Subaccount	Fidelity-VIP Value Strategies Portfolio- Service Class 2 Subaccount
Assets
Investment in securities:
Number of shares	—	—	3,054.626	—

Cost	$—	$—	$41,570	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$—	$29,783	$—
Receivable for units sold	—	—	3	—

Total assets	—	—	29,786	—

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$—	$29,786	$—

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$29,786	$—

Total net assets	$—	$—	$29,786	$—

Accumulation units outstanding:
M&E-1.65%	—	—	44,794	—

M&E-1.85%	—	—	—	—

Accumulation unit value:
M&E-1.65%	$0.594306	$0.671795	$0.664950	$0.559463

M&E-1.85%	$0.593199	$0.670542	$0.664068	$0.558417

See accompanying notes.

14

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

	Janus Aspen- Mid Cap Growth Portfolio- Service Class Subaccount	Janus Aspen- Worldwide Growth Portfolio- Service Class Subaccount	AllianceBernstein Growth and Income Portfolio- Class B Subaccount	AllianceBernstein Large Cap Growth Portfolio- Class B Subaccount
Assets
Investment in securities:
Number of shares	—	256.243	827.134	545.348

Cost	$—	$8,099	$16,055	$13,668

Investments in mutual funds, Level 1 quoted prices at net asset value	$—	$4,894	$10,728	$9,833
Receivable for units sold	—	—	—	—

Total assets	—	4,894	10,728	9,833

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$4,894	$10,728	$9,833

Net Assets:
Deferred annuity contracts terminable by owners	$—	$4,894	$10,728	$9,833

Total net assets	$—	$4,894	$10,728	$9,833

Accumulation units outstanding:
M&E-1.65%	—	7,957	16,503	—

M&E-1.85%	—	—	—	14,471

Accumulation unit value:
M&E-1.65%	$0.635920	$0.615104	$0.650077	$0.680726

M&E-1.85%	$0.634742	$0.613959	$0.648864	$0.679461

See accompanying notes.

15

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Assets and Liabilities

December 31, 2008

AllianceBernstein Balanced Wealth Strategy Portfolio- Class B Subaccount
Assets
Investment in securities:
Number of shares	—

Cost	$—

Investments in mutual funds, Level 1 quoted prices at net asset value	$—
Receivable for units sold	—

Total assets	—

Liabilities
Payable for units redeemed	—

$—

Net Assets:
Deferred annuity contracts terminable by owners	$—

Total net assets	$—

Accumulation units outstanding:
M&E-1.65%	—

M&E-1.85%	—

Accumulation unit value:
M&E-1.65%	$1.012783

M&E-1.85%	$1.012506

See accompanying notes.

16

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Asset Allocation- Growth VP- Service Class Subaccount(1)	Transamerica Asset Allocation- Conservative VP- Service Class Subaccount	Transamerica Asset Allocation- Moderate VP- Service Class Subaccount	Transamerica Asset Allocation- Moderate Growth VP- Service Class Subaccount
Net investment income (loss)
Income:
Dividends	$1,828	$104,929	$122,200	$638,945
Expenses:
Administrative, mortality and expense risk charge	557	54,545	58,683	335,885

Net investment income (loss)	1,271	50,384	63,517	303,060

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	12,629	201,232	358,234	2,453,838
Proceeds from sales	1,765	868,441	692,126	2,412,982
Cost of investments sold	2,345	1,075,176	859,487	2,928,659

Net realized capital gains (losses) on investments	12,049	(5,503)	190,873	1,938,161

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	(37,764)	49,879	552,787
End of period	(36,048)	(924,236)	(1,326,541)	(10,124,081)

Net change in unrealized appreciation/depreciation of investments	(36,048)	(886,472)	(1,376,420)	(10,676,868)

Net realized and unrealized capital gains (losses) on investments	(23,999)	(891,975)	(1,185,547)	(8,738,707)

Increase (decrease) in net assets from operations	$(22,728)	$(841,591)	$(1,122,030)	$(8,435,647)

See accompanying notes.

17

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica International Moderate Growth VP- Service Class Subaccount	Transamerica Money Market VP-Service Class Subaccount	Transamerica American Century Large Company Value VP-Service Class Subaccount(1)	Transamerica BlackRock Large Cap Value VP- Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$88,047	$6,652	$—	$179
Expenses:
Administrative, mortality and expense risk charge	59,150	6,301	—	256

Net investment income (loss)	28,897	351	—	(77)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	136,110	—	—	3,406
Proceeds from sales	489,802	495,972	204	458
Cost of investments sold	611,194	495,972	200	539

Net realized capital gains (losses) on investments	14,718	—	4	3,325

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	44,660	—	—	—
End of period	(1,764,215)	—	—	(13,030)

Net change in unrealized appreciation/depreciation of investments	(1,808,875)	—	—	(13,030)

Net realized and unrealized capital gains (losses) on investments	(1,794,157)	—	4	(9,705)

Increase (decrease) in net assets from operations	$(1,765,260)	$351	$4	$(9,782)

See accompanying notes.

18

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Capital Guardian Global VP- Service Class Subaccount(1)	Transamerica Capital Guardian U.S. Equity VP- Service Class Subaccount(1)	Transamerica Capital Guardian Value VP- Service Class Subaccount(1)	Transamerica Clarion Global Real Estate Securities VP- Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	—	—	—

Net investment income (loss)	—	—	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	205	204	206	211
Cost of investments sold	200	200	200	200

Net realized capital gains (losses) on investments	5	4	6	11

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	—

Net change in unrealized appreciation/depreciation of investments	—	—	—	—

Net realized and unrealized capital gains (losses) on investments	5	4	6	11

Increase (decrease) in net assets from operations	$5	$4	$6	$11

See accompanying notes.

19

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Jennison Growth VP-Service Class Subaccount(1)	Transamerica JPMorgan Enhanced Index VP-Service Class Subaccount(1)	Transamerica Legg Mason Partners All Cap VP-Service Class Subaccount(1)	Transamerica Marsico Growth VP-Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$122
Expenses:
Administrative, mortality and expense risk charge	—	—	—	193

Net investment income (loss)	—	—	—	(71)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	611
Proceeds from sales	201	203	203	394
Cost of investments sold	200	200	200	445

Net realized capital gains (losses) on investments	1	3	3	560

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	(9,129)

Net change in unrealized appreciation/depreciation of investments	—	—	—	(9,129)

Net realized and unrealized capital gains (losses) on investments	1	3	3	(8,569)

Increase (decrease) in net assets from operations	$1	$3	$3	$(8,640)

See accompanying notes.

20

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica MFS High Yield VP-Service Class Subaccount(1)	Transamerica MFS International Equity VP-Service Class Subaccount(1)	Transamerica PIMCO Total Return VP-Service Class Subaccount(1)	Transamerica T. Rowe Price Equity Income VP-Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$577	$1,945	$—
Expenses:
Administrative, mortality and expense risk charge	—	105	352	—

Net investment income (loss)	—	472	1,593	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	919	15	—
Proceeds from sales	202	307	603	203
Cost of investments sold	200	345	652	200

Net realized capital gains (losses) on investments	2	881	(34)	3

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	(5,964)	(2,958)	—

Net change in unrealized appreciation/depreciation of investments	—	(5,964)	(2,958)	—

Net realized and unrealized capital gains (losses) on investments	2	(5,083)	(2,992)	3

Increase (decrease) in net assets from operations	$2	$(4,611)	$(1,399)	$3

See accompanying notes.

21

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica T. Rowe Price Growth Stock VP- Service Class Subaccount(1)	Transamerica T. Rowe Price Small Cap VP- Service Class Subaccount(1)	Transamerica Templeton Global VP- Service Class Subaccount(1)	Transamerica Balanced VP- Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$98	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	60	—	—

Net investment income (loss)	—	38	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	1,439	—	—
Proceeds from sales	201	263	201	202
Cost of investments sold	200	285	200	200

Net realized capital gains (losses) on investments	1	1,417	1	2

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	(4,423)	—	—

Net change in unrealized appreciation/depreciation of investments	—	(4,423)	—	—

Net realized and unrealized capital gains (losses) on investments	1	(3,006)	1	2

Increase (decrease) in net assets from operations	$1	$(2,968)	$1	$2

See accompanying notes.

22

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Convertible Securities VP- Service Class Subaccount(1)	Transamerica Equity VP- Service Class Subaccount(1)	Transamerica Growth Opportunities VP-Service Class Subaccount(1)	Transamerica Science & Technology VP- Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	—	—	—

Net investment income (loss)	—	—	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	202	—	205	202
Cost of investments sold	200	—	200	200

Net realized capital gains (losses) on investments	2	—	5	2

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	—

Net change in unrealized appreciation/depreciation of investments	—	—	—	—

Net realized and unrealized capital gains (losses) on investments	2	—	5	2

Increase (decrease) in net assets from operations	$2	$—	$5	$2

See accompanying notes.

23

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Small/Mid Cap Value VP- Service Class Subaccount(1)	Transamerica U.S. Government Securities VP- Service Class Subaccount(1)	Transamerica Van Kampen Active International Allocation VP- Service Class Subaccount(1)	Transamerica Van Kampen Large Cap Core VP-Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$112	$684	$—	$161
Expenses:
Administrative, mortality and expense risk charge	56	238	—	48

Net investment income (loss)	56	446	—	113

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	703	—	—	605
Proceeds from sales	262	434	202	251
Cost of investments sold	281	437	200	267

Net realized capital gains (losses) on investments	684	(3)	2	589

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(4,318)	1,127	—	(2,716)

Net change in unrealized appreciation/depreciation of investments	(4,318)	1,127	—	(2,716)

Net realized and unrealized capital gains (losses) on investments	(3,634)	1,124	2	(2,127)

Increase (decrease) in net assets from operations	$(3,578)	$1,570	$2	$(2,014)

See accompanying notes.

24

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Van Kampen Mid-Cap Growth VP- Service Class Subaccount(1)	Transamerica Efficient Markets VP- Service Class Subaccount(1)	Transamerica Value Balanced VP- Service Class Subaccount(1)	Transamerica Index 50 VP- Service Class Subaccount(1)
Net investment income (loss)
Income:
Dividends	$129	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	55	—	—	98

Net investment income (loss)	74	—	—	(98)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	261	578	303	1,190
Cost of investments sold	275	600	305	1,397

Net realized capital gains (losses) on investments	(14)	(22)	(2)	(207)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(3,693)	—	—	(643)

Net change in unrealized appreciation/depreciation of investments	(3,693)	—	—	(643)

Net realized and unrealized capital gains (losses) on investments	(3,707)	(22)	(2)	(850)

Increase (decrease) in net assets from operations	$(3,633)	$(22)	$(2)	$(948)

See accompanying notes.

25

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Transamerica Index 75 VP- Service Class Subaccount(1)	Transamerica US Govt Securities VP- Service Class Subaccount(1)	Franklin Income Securities Fund- Class 2 Subaccount(1)	Mutual Shares Securities Fund- Class 2 Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$27	$1,561	$888
Expenses:
Administrative, mortality and expense risk charge	738	51	245	244

Net investment income (loss)	(738)	(24)	1,316	644

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	654	1,263
Proceeds from sales	2,405	652	447	447
Cost of investments sold	3,123	659	518	511

Net realized capital gains (losses) on investments	(718)	(7)	583	1,199

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	(29,427)	342	(11,518)	(12,396)

Net change in unrealized appreciation/depreciation of investments	(29,427)	342	(11,518)	(12,396)

Net realized and unrealized capital gains (losses) on investments	(30,145)	335	(10,935)	(11,197)

Increase (decrease) in net assets from operations	$(30,883)	$311	$(9,619)	$(10,553)

See accompanying notes.

26

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Templeton Foreign Securities Fund- Class 2 Subaccount(1)	Franklin Templeton VIP Founding Funds Allocation- Class 2 Subaccount(1)	AIM V.I. Basic Value Fund- Series II Subaccount(1)	AIM V.I. Capital Appreciation Fund-Series II Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	—	—	—

Net investment income (loss)	—	—	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	203	179	203	201
Cost of investments sold	200	196	200	200

Net realized capital gains (losses) on investments	3	(17)	3	1

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	—

Net change in unrealized appreciation/depreciation of investments	—	—	—	—

Net realized and unrealized capital gains (losses) on investments	3	(17)	3	1

Increase (decrease) in net assets from operations	$3	$(17)	$3	$1

See accompanying notes.

27

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	MFS New Discovery Series- Service Class Subaccount(1)	MFS Total Return Series- Service Class Subaccount(1)	Fidelity-VIP Contrafund® Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Equity-Income Portfolio-Service Class 2 Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	—	—	—

Net investment income (loss)	—	—	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	206	202	203	205
Cost of investments sold	200	200	200	200

Net realized capital gains (losses) on investments	6	2	3	5

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	—

Net change in unrealized appreciation/depreciation of investments	—	—	—	—

Net realized and unrealized capital gains (losses) on investments	6	2	3	5

Increase (decrease) in net assets from operations	$6	$2	$3	$5

See accompanying notes.

28

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Fidelity-VIP Growth Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Mid Cap Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Value Strategies Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Balanced Portfolio-Service Class 2 Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$608
Expenses:
Administrative, mortality and expense risk charge	—	—	—	194

Net investment income (loss)	—	—	—	414

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	203	204	205	494
Cost of investments sold	200	200	200	552

Net realized capital gains (losses) on investments	3	4	5	(58)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	—	—	(11,787)

Net change in unrealized appreciation/depreciation of investments	—	—	—	(11,787)

Net realized and unrealized capital gains (losses) on investments	3	4	5	(11,845)

Increase (decrease) in net assets from operations	$3	$4	$5	$(11,431)

See accompanying notes.

29

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

	Janus Aspen- Mid Cap Growth Portfolio-Service Class Subaccount(1)	Janus Aspen- Worldwide Growth Portfolio-Service Class Subaccount(1)	AllianceBernstein Growth and Income Portfolio- Class B Subaccount(1)	AllianceBernstein Large Cap Growth Portfolio-Class B Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$73	$—	$—
Expenses:
Administrative, mortality and expense risk charge	—	57	118	124

Net investment income (loss)	—	16	(118)	(124)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	206	265	321	7,634
Cost of investments sold	200	275	349	8,360

Net realized capital gains (losses) on investments	6	(10)	(28)	(726)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—
End of period	—	(3,205)	(5,327)	(3,835)

Net change in unrealized appreciation/depreciation of investments	—	(3,205)	(5,327)	(3,835)

Net realized and unrealized capital gains (losses) on investments	6	(3,215)	(5,355)	(4,561)

Increase (decrease) in net assets from operations	$6	$(3,199)	$(5,473)	$(4,685)

See accompanying notes.

30

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Operations

Year Ended December 31, 2008, Except as Noted

AllianceBernstein Balanced Wealth Strategy Portfolio-Class B Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—
Expenses:
Administrative, mortality and expense risk charge	—

Net investment income (loss)	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—
Proceeds from sales	181
Cost of investments sold	196

Net realized capital gains (losses) on investments	(15)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—
End of period	—

Net change in unrealized appreciation/depreciation of investments	—

Net realized and unrealized capital gains (losses) on investments	(15)

Increase (decrease) in net assets from operations	$(15)

See accompanying notes.

31

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Asset Allocation-Growth VP- Service Class Subaccount	Transamerica Asset Allocation- Conservative VP-Service Class Subaccount
	2008(1)	2008	2007
Operations
Net investment income (loss)	$1,271	$50,384	$22,789
Net realized capital gains (losses) on investments	12,049	(5,503)	82,610
Net change in unrealized appreciation/ depreciation of investments	(36,048)	(886,472)	(2,743)

Increase (decrease) in net assets from operations	(22,728)	(841,591)	102,656

Contract transactions
Net contract purchase payments	38,660	282,410	469,351
Transfer payments from (to) other subaccounts or general account	88,475	825,074	50,824
Contract terminations, withdrawals, and other deductions	(204)	(127,458)	(169,141)
Contract maintenance charges	—	(15,581)	(14,574)

Increase (decrease) in net assets from contract transactions	126,931	964,445	336,460

Net increase (decrease) in net assets	104,203	122,854	439,116

Net assets:
Beginning of the period	—	2,859,166	2,420,050

End of the period	$104,203	$2,982,020	$2,859,166

See accompanying notes.

32

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Asset Allocation- Moderate VP-Service Class Subaccount		Transamerica Asset Allocation- Moderate Growth VP-Service Class Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$63,517	$17,417	$303,060	$75,637
Net realized capital gains (losses) on investments	190,873	59,212	1,938,161	398,815
Net change in unrealized appreciation/ depreciation of investments	(1,376,420)	21,577	(10,676,868)	70,421

Increase (decrease) in net assets from operations	(1,122,030)	98,206	(8,435,647)	544,873

Contract transactions
Net contract purchase payments	1,497,152	1,028,925	9,615,611	6,664,960
Transfer payments from (to) other subaccounts or general account	368,691	36,155	1,060,025	1,250,570
Contract terminations, withdrawals, and other deductions	(204,843)	(78,542)	(867,329)	(246,006)
Contract maintenance charges	(12,297)	(9,977)	(102,291)	(53,151)

Increase (decrease) in net assets from contract transactions	1,648,703	976,561	9,706,016	7,616,373

Net increase (decrease) in net assets	526,673	1,074,767	1,270,369	8,161,246

Net assets:
Beginning of the period	2,837,230	1,762,463	17,586,206	9,424,960

End of the period	$3,363,903	$2,837,230	$18,856,575	$17,586,206

See accompanying notes.

33

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica International Moderate Growth VP-Service Class Subaccount		Transamerica Money Market VP- Service Class Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$28,897	$(5,311)	$351	$616
Net realized capital gains (losses) on investments	14,718	7,581	—	39
Net change in unrealized appreciation/ depreciation of investments	(1,808,875)	23,273	—	—

Increase (decrease) in net assets from operations	(1,765,260)	25,543	351	655

Contract transactions
Net contract purchase payments	1,080,947	2,173,820	847,726	153,500
Transfer payments from (to) other subaccounts or general account	1,210,297	436,390	10,098	(100,171)
Contract terminations, withdrawals, and other deductions	(128,496)	(13,420)	(75,187)	—
Contract maintenance charges	(22,922)	(2,505)	(1,990)	—

Increase (decrease) in net assets from contract transactions	2,139,826	2,594,285	780,647	53,329

Net increase (decrease) in net assets	374,566	2,619,828	780,998	53,984

Net assets:
Beginning of the period	3,039,252	419,424	53,984	—

End of the period	$3,413,818	$3,039,252	$834,982	$53,984

See accompanying notes.

34

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica American Century Large Company Value VP-Service Class Subaccount	Transamerica BlackRock Large Cap Value VP- Service Class Subaccount	Transamerica Capital Guardian Global VP-Service Class Subaccount	Transamerica Capital Guardian U.S. Equity VP- Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$(77)	$—	$—
Net realized capital gains (losses) on investments	4	3,325	5	4
Net change in unrealized appreciation/ depreciation of investments	—	(13,030)	—	—

Increase (decrease) in net assets from operations	4	(9,782)	5	4

Contract transactions
Net contract purchase payments	200	32,005	200	200
Transfer payments from (to) other subaccounts or general account	—	1	—	—
Contract terminations, withdrawals, and other deductions	(204)	(204)	(205)	(204)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(4)	31,802	(5)	(4)

Net increase (decrease) in net assets	—	22,020	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$22,020	$—	$—

See accompanying notes.

35

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Capital Guardian Value VP-Service Class Subaccount	Transamerica Clarion Global Real Estate Securities VP- Service Class	Transamerica Jennison Growth VP-Service Class Subaccount	Transamerica JPMorgan Enhanced Index VP-Service Class
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$—	$—	$—
Net realized capital gains (losses) on investments	6	11	1	3
Net change in unrealized appreciation/ depreciation of investments	—	—	—	—

Increase (decrease) in net assets from operations	6	11	1	3

Contract transactions
Net contract purchase payments	200	200	200	200
Transfer payments from (to) other subaccounts or general account	—	—	—	—
Contract terminations, withdrawals, and other deductions	(206)	(211)	(201)	(203)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(6)	(11)	(1)	(3)

Net increase (decrease) in net assets	—	—	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$—	$—	$—

See accompanying notes.

36

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Legg Mason Partners All Cap VP-Service Class	Transamerica Marsico Growth VP-Service Class Subaccount	Transamerica MFS High Yield VP-Service Class Subaccount	Transamerica MFS International Equity VP-Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$(71)	$—	$472
Net realized capital gains (losses) on investments	3	560	2	881
Net change in unrealized appreciation/ depreciation of investments	—	(9,129)	—	(5,964)

Increase (decrease) in net assets from operations	3	(8,640)	2	(4,611)

Contract transactions
Net contract purchase payments	200	23,904	200	13,302
Transfer payments from (to) other subaccounts or general account	—	—	—	1
Contract terminations, withdrawals, and other deductions	(203)	(203)	(202)	(204)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(3)	23,701	(2)	13,099

Net increase (decrease) in net assets	—	15,061	—	8,488

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$15,061	$—	$8,488

See accompanying notes.

37

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica PIMCO Total Return VP-Service Class Subaccount	Transamerica T. Rowe Price Equity Income VP-Service Class	Transamerica T. Rowe Price Growth Stock VP- Service Class Subaccount	Transamerica T. Rowe Price Small Cap VP-Service Class
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$1,593	$—	$—	$38
Net realized capital gains (losses) on investments	(34)	3	1	1,417
Net change in unrealized appreciation/ depreciation of investments	(2,958)	—	—	(4,423)

Increase (decrease) in net assets from operations	(1,399)	3	1	(2,968)

Contract transactions
Net contract purchase payments	22,388	200	200	8,302
Transfer payments from (to) other subaccounts or general account	29,510	—	—	(1)
Contract terminations, withdrawals, and other deductions	(323)	(203)	(201)	(203)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	51,575	(3)	(1)	8,098

Net increase (decrease) in net assets	50,176	—	—	5,130

Net assets:
Beginning of the period	—	—	—	—

End of the period	$50,176	$—	$—	$5,130

See accompanying notes.

38

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Templeton Global VP-Service Class Subaccount	Transamerica Balanced VP- Service Class Subaccount	Transamerica Convertible Securities VP- Service Class Subaccount	Transamerica Equity VP-Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$—	$—	$—
Net realized capital gains (losses) on investments	1	2	2	—
Net change in unrealized appreciation/ depreciation of investments	—	—	—	—

Increase (decrease) in net assets from operations	1	2	2	—

Contract transactions
Net contract purchase payments	200	200	200	200
Transfer payments from (to) other subaccounts or general account	—	—	—	(200)
Contract terminations, withdrawals, and other deductions	(201)	(202)	(202)	—
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(1)	(2)	(2)	—

Net increase (decrease) in net assets	—	—	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$—	$—	$—

See accompanying notes.

39

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Growth Opportunities VP- Service Class Subaccount	Transamerica Science & Technology VP- Service Class Subaccount	Transamerica Small/Mid Cap Value VP-Service Class Subaccount	Transamerica U.S. Government Securities VP- Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$—	$56	$446
Net realized capital gains (losses) on investments	5	2	684	(3)
Net change in unrealized appreciation/ depreciation of investments	—	—	(4,318)	1,127

Increase (decrease) in net assets from operations	5	2	(3,578)	1,570

Contract transactions
Net contract purchase payments	200	200	8,302	38,577
Transfer payments from (to) other subaccounts or general account	—	—	—	—
Contract terminations, withdrawals, and other deductions	(205)	(202)	(206)	(199)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(5)	(2)	8,096	38,378

Net increase (decrease) in net assets	—	—	4,518	39,948

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$—	$4,518	$39,948

See accompanying notes.

40

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Van Kampen Active International Allocation VP- Service Class Subaccount	Transamerica Van Kampen Large Cap Core VP- Service Class Subaccount	Transamerica Van Kampen Mid-Cap Growth VP- Service Class Subaccount	Transamerica Efficient Markets VP- Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$113	$74	$—
Net realized capital gains (losses) on investments	2	589	(14)	(22)
Net change in unrealized appreciation/ depreciation of investments	—	(2,716)	(3,693)	—

Increase (decrease) in net assets from operations	2	(2,014)	(3,633)	(22)

Contract transactions
Net contract purchase payments	200	5,200	8,302	200
Transfer payments from (to) other subaccounts or general account	—	—	—	7
Contract terminations, withdrawals, and other deductions	(202)	(203)	(207)	(185)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(2)	4,997	8,095	22

Net increase (decrease) in net assets	—	2,983	4,462	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$2,983	$4,462	$—

See accompanying notes.

41

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Transamerica Value Balanced VP- Service Class Subaccount	Transamerica Index 50 VP- Service Class Subaccount	Transamerica Index 75 VP- Service Class Subaccount	Transamerica US Govt Securities VP- Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$(98)	$(738)	$(24)
Net realized capital gains (losses) on investments	(2)	(207)	(718)	(7)
Net change in unrealized appreciation/ depreciation of investments	—	(643)	(29,427)	342

Increase (decrease) in net assets from operations	(2)	(948)	(30,883)	311

Contract transactions
Net contract purchase payments	200	4,200	144,250	—
Transfer payments from (to) other subaccounts or general account	3	23,595	38,493	8,882
Contract terminations, withdrawals, and other deductions	(201)	(996)	(3,572)	(199)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	2	26,799	179,171	8,683

Net increase (decrease) in net assets	—	25,851	148,288	8,994

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$25,851	$148,288	$8,994

See accompanying notes.

42

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Franklin Income Securities Fund- Class 2 Subaccount	Mutual Shares Securities Fund- Class 2 Subaccount	Templeton Foreign Securities Fund- Class 2 Subaccount	Franklin Templeton VIP Founding Funds Allocation- Class 2 Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$1,316	$644	$—	$—
Net realized capital gains (losses) on investments	583	1,199	3	(17)
Net change in unrealized appreciation/ depreciation of investments	(11,518)	(12,396)	—	—

Increase (decrease) in net assets from operations	(9,619)	(10,553)	3	(17)

Contract transactions
Net contract purchase payments	32,607	32,607	200	200
Transfer payments from (to) other subaccounts or general account	—	(1)	—	(4)
Contract terminations, withdrawals, and other deductions	(203)	(203)	(203)	(179)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	32,404	32,403	(3)	17

Net increase (decrease) in net assets	22,785	21,850	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$22,785	$21,850	$—	$—

See accompanying notes.

43

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	AIM V.I. Basic Value Fund-Series II Subaccount	AIM V.I. Capital Appreciation Fund- Series II Subaccount	MFS New Discovery Series- Service Class Subaccount	MFS Total Return Series-Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$—	$—	$—
Net realized capital gains (losses) on investments	3	1	6	2
Net change in unrealized appreciation/ depreciation of investments	—	—	—	—

Increase (decrease) in net assets from operations	3	1	6	2

Contract transactions
Net contract purchase payments	200	200	200	200
Transfer payments from (to) other subaccounts or general account	—	—	—	—
Contract terminations, withdrawals, and other deductions	(203)	(201)	(206)	(202)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(3)	(1)	(6)	(2)

Net increase (decrease) in net assets	—	—	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$—	$—	$—

See accompanying notes.

44

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Fidelity-VIP Contrafund® Portfolio-Service Class 2 Subaccount	Fidelity-VIP Equity-Income Portfolio-Service Class 2 Subaccount	Fidelity-VIP Growth Portfolio- Service Class 2 Subaccount	Fidelity-VIP Mid Cap Portfolio- Service Class 2 Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$—	$—	$—
Net realized capital gains (losses) on investments	3	5	3	4
Net change in unrealized appreciation/ depreciation of investments	—	—	—	—

Increase (decrease) in net assets from operations	3	5	3	4

Contract transactions
Net contract purchase payments	200	200	200	200
Transfer payments from (to) other subaccounts or general account	—	—	—	—
Contract terminations, withdrawals, and other deductions	(203)	(205)	(203)	(204)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(3)	(5)	(3)	(4)

Net increase (decrease) in net assets	—	—	—	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$—	$—	$—

See accompanying notes.

45

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	Fidelity-VIP Value Strategies Portfolio-Service Class 2 Subaccount	Fidelity-VIP Balanced Portfolio- Service Class 2 Subaccount	Janus Aspen-Mid Cap Growth Portfolio-Service Class Subaccount	Janus Aspen- Worldwide Growth Portfolio- Service Class Subaccount
	2008(1)	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$—	$414	$—	$16
Net realized capital gains (losses) on investments	5	(58)	6	(10)
Net change in unrealized appreciation/ depreciation of investments	—	(11,787)	—	(3,205)

Increase (decrease) in net assets from operations	5	(11,431)	6	(3,199)

Contract transactions
Net contract purchase payments	200	41,412	200	8,302
Transfer payments from (to) other subaccounts or general account	—	4	—	(1)
Contract terminations, withdrawals, and other deductions	(205)	(199)	(206)	(208)
Contract maintenance charges	—	—	—	—

Increase (decrease) in net assets from contract transactions	(5)	41,217	(6)	8,093

Net increase (decrease) in net assets	—	29,786	—	4,894

Net assets:
Beginning of the period	—	—	—	—

End of the period	$—	$29,786	$—	$4,894

See accompanying notes.

46

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Statements of Changes in Net Assets

Years Ended December 31, 2008 and 2007, Except as Noted

	AllianceBernstein Growth and Income Portfolio- Class B Subaccount	AllianceBernstein Large Cap Growth Portfolio-Class B Subaccount	AllianceBernstein Balanced Wealth Strategy Portfolio- Class B Subaccount
	2008(1)	2008(1)	2008(1)
Operations
Net investment income (loss)	$(118)	$(124)	$—
Net realized capital gains (losses) on investments	(28)	(726)	(15)
Net change in unrealized appreciation/ depreciation of investments	(5,327)	(3,835)	—

Increase (decrease) in net assets from operations	(5,473)	(4,685)	(15)

Contract transactions
Net contract purchase payments	16,404	21,729	200
Transfer payments from (to) other subaccounts or general account	—	(7,010)	(4)
Contract terminations, withdrawals, and other deductions	(203)	(201)	(181)
Contract maintenance charges	—	—	—

Increase (decrease) in net assets from contract transactions	16,201	14,518	15

Net increase (decrease) in net assets	10,728	9,833	—

Net assets:
Beginning of the period	—	—	—

End of the period	$10,728	$9,833	$—

See accompanying notes.

47

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

1. Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Financial Life Insurance Company Separate Account VA WNY (the Mutual Fund Account) is a segregated investment account of Transamerica Financial Life Insurance Company (Transamerica Life), an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to the provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Each subaccount invests exclusively in a corresponding portfolio of a Series Fund. Each Series Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of the Transamerica Liberty Variable Annuity.

Subaccount Investment by Fund:

Transamerica Series Fund, Inc. (“A/T”):

Transamerica Asset Allocation-Growth VP-Service Class

Transamerica Asset Allocation-Conservative VP-Service Class

Transamerica Asset Allocation-Moderate VP-Service Class

Transamerica Asset Allocation-Moderate Growth VP-Service Class

Transamerica International Moderate Growth VP-Service Class

Transamerica Money Market VP-Service Class

Transamerica American Century Large Company Value VP-Service Class

Transamerica BlackRock Large Cap Value VP-Service Class

Transamerica Capital Guardian Global VP-Service Class

Transamerica Capital Guardian U.S. Equity VP-Service Class

Transamerica Capital Guardian Value VP-Service Class

Transamerica Clarion Global Real Estate Securities VP-Service Class

Transamerica Jennison Growth VP-Service Class

Transamerica JPMorgan Enhanced Index VP-Service Class

Transamerica Legg Mason Partners All Cap VP-Service Class

Transamerica Marsico Growth VP-Service Class

Transamerica MFS High Yield VP-Service Class

Transamerica MFS International Equity VP-Service Class

Transamerica PIMCO Total Return VP-Service Class

Transamerica T. Rowe Price Equity Income VP-Service Class

Transamerica T. Rowe Price Growth Stock VP-Service Class

Transamerica T. Rowe Price Small Cap VP-Service Class

Transamerica Templeton Global VP-Service Class

48

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

1. Organization and Summary of Significant Accounting Policies (continued)

Transamerica Balanced VP-Service Class

Transamerica Convertible Securities VP-Service Class

Transamerica Equity VP-Service Class

Transamerica Growth Opportunities VP-Service Class

Transamerica Science & Technology VP-Service Class

Transamerica Small/Mid Cap Value VP-Service Class

Transamerica U.S. Government Securities VP-Service Class

Transamerica Van Kampen Active International Allocation VP-Service Class

Transamerica Van Kampen Large Cap Core VP-Service Class

Transamerica Van Kampen Mid-Cap Growth VP-Service Class

Transamerica Value Balanced VP-Service Class

Transamerica Index 50 VP-Service Class

Transamerica Index 75 VP-Service Class

Transamerica US Govt Securities VP-Service Class

Transamerica Efficient Markets VP-Service Class

Franklin Templeton Variable Insurance Products Trust-Class 2

Franklin Income Securities Fund-Class 2

Mutual Shares Securities Fund-Class 2

Templeton Foreign Securities Fund-Class 2

Franklin Templeton VIP Founding Funds Allocation-Class 2

AIM Variable Insurance Funds-Series II:

AIM V.I. Basic Value Fund-Series II

AIM V.I. Capital Appreciation Fund-Series II

MFS® Variable Insurance TrustSM-Service Class:

MFS New Discovery Series-Service Class

MFS Total Return Series-Service Class

Variable Insurance Products Fund-Service Class 2:

Fidelity-VIP Contrafund® Portfolio-Service Class 2

Fidelity-VIP Equity-Income Portfolio-Service Class 2

Fidelity-VIP Growth Portfolio-Service Class 2

Fidelity-VIP Mid Cap Portfolio-Service Class 2

Fidelity-VIP Value Strategies Portfolio-Service Class 2

Fidelity-VIP Balanced Portfolio-Service Class 2

Janus Aspen Series-Service Shares:

Janus Aspen-Mid Cap Growth Portfolio-Service Class

Janus Aspen-Worldwide Growth Portfolio-Service Class

AllianceBernstein Variable Products Series Fund, Inc.-Class B:

AllianceBernstein Growth and Income Portfolio-Class B

AllianceBernstein Large Cap Growth Portfolio-Class B

AllianceBernstein Balanced Wealth Strategy Portfolio-Class B

49

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

1. Organization and Summary of Significant Accounting Policies (continued)

The following name changes were made effective during the fiscal year ended December 31, 2008:

Portfolio	Formerly
Transamerica Asset Allocation-Conservative VP-Service Class	Asset Allocation-Conservative Portfolio-Service Class
Transamerica Asset Allocation-Moderate VP-Service Class	Asset Allocation-Moderate Portfolio-Service Class
Transamerica Asset Allocation-Moderate Growth VP-Service Class	Asset Allocation-Moderate Growth Portfolio-Service Class
Transamerica International Moderate Growth VP-Service Class	International Moderate Growth Fund-Service Class
Transamerica Money Market VP-Service Class	Transamerica Money Market-Service Class

2005 reporting reflects activity from the inception date of February 8, 2005 through December 31, 2005.

2006 reporting reflects a full twelve month period except as follows:

Subaccount	Inception Date
Transamerica International Moderate Growth VP-Service Class	May 1, 2006

Each period reported reflects activity from January 1, 2008 through December 31, 2008 except those noted below:

Subaccount	Inception Date
Transamerica Asset Allocation-Growth VP-Service Class	January 22, 2008
Transamerica American Century Large Company Value VP-Service Class	January 22, 2008
Transamerica BlackRock Large Cap Value VP-Service Class	January 22, 2008
Transamerica Capital Guardian Global VP-Service Class	January 22, 2008
Transamerica Capital Guardian U.S. Equity VP-Service Class	January 22, 2008
Transamerica Capital Guardian Value VP-Service Class	January 22, 2008
Transamerica Clarion Global Real Estate Securities VP-Service Class	January 22, 2008
Transamerica Jennison Growth VP-Service Class	January 22, 2008
Transamerica JPMorgan Enhanced Index VP-Service Class	January 22, 2008
Transamerica Legg Mason Partners All Cap VP-Service Class	January 22, 2008
Transamerica Marsico Growth VP-Service Class	January 22, 2008
Transamerica MFS High Yield VP-Service Class	January 22, 2008
Transamerica MFS International Equity VP-Service Class	January 22, 2008
Transamerica PIMCO Total Return VP-Service Class	January 22, 2008
Transamerica T. Rowe Price Equity Income VP-Service Class	January 22, 2008
Transamerica T. Rowe Price Growth Stock VP-Service Class	January 22, 2008
Transamerica T. Rowe Price Small Cap VP-Service Class	January 22, 2008
Transamerica Templeton Global VP-Service Class	January 22, 2008
Transamerica Balanced VP-Service Class	January 22, 2008
Transamerica Convertible Securities VP-Service Class	January 22, 2008
Transamerica Equity VP-Service Class	January 22, 2008
Transamerica Growth Opportunities VP-Service Class	January 22, 2008
Transamerica Science & Technology VP-Service Class	January 22, 2008

50

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

1. Organization and Summary of Significant Accounting Policies (continued)

Transamerica Small/Mid Cap Value VP-Service Class	January 22, 2008
Transamerica U.S. Government Securities VP-Service Class	January 22, 2008
Transamerica Van Kampen Active International Allocation VP-Service Class	January 22, 2008
Transamerica Van Kampen Large Cap Core VP-Service Class	January 22, 2008
Transamerica Van Kampen Mid-Cap Growth VP-Service Class	January 22, 2008
Transamerica Value Balanced VP-Service Class	May 1, 2008
Transamerica Index 50 VP-Service Class	May 1, 2008
Transamerica Index 75 VP-Service Class	May 1, 2008
Transamerica US Govt Securities VP-Service Class	January 22, 2008
Transamerica Efficient Markets VP-Service Class	November 10, 2008
Franklin Income Securities Fund-Class 2	January 22, 2008
Mutual Shares Securities Fund-Class 2	January 22, 2008
Templeton Foreign Securities Fund-Class 2	January 22, 2008
Franklin Templeton VIP Founding Funds Allocation-Class 2	November 10, 2008
AIM V.I. Basic Value Fund-Series II	January 22, 2008
AIM V.I. Capital Appreciation Fund-Series II	January 22, 2008
MFS New Discovery Series-Service Class	January 22, 2008
MFS Total Return Series-Service Class	January 22, 2008
Fidelity-VIP Contrafund® Portfolio-Service Class 2	January 22, 2008
Fidelity-VIP Equity-Income Portfolio-Service Class 2	January 22, 2008
Fidelity-VIP Growth Portfolio-Service Class 2	January 22, 2008
Fidelity-VIP Mid Cap Portfolio-Service Class 2	January 22, 2008
Fidelity-VIP Value Strategies Portfolio-Service Class 2	January 22, 2008
Fidelity-VIP Balanced Portfolio-Service Class 2	May 1, 2008
Janus Aspen-Mid Cap Growth Portfolio-Service Class	January 22, 2008
Janus Aspen-Worldwide Growth Portfolio-Service Class	January 22, 2008
AllianceBernstein Growth and Income Portfolio-Class B	January 22, 2008
AllianceBernstein Large Cap Growth Portfolio-Class B	January 22, 2008
AllianceBernstein Balanced Wealth Strategy Portfolio-Class B	November 10, 2008

Investments

Net purchase payments received by the Mutual Fund Account for Transamerica Liberty Variable Annuity are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2008.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses on investments in the Series Funds are included in the Statements of Operations.

51

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

1. Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

Effective January 1, 2008 the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Company’s Financial Statements. See Note 8 to the Financial Statements for additional disclosure.

52

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2008 were as follows:

	Purchases	Sales
Transamerica Series Fund, Inc. (“A/T”):
Transamerica Asset Allocation-Growth VP-Service Class	$142,597	$1,765
Transamerica Asset Allocation-Conservative VP-Service Class	2,084,502	868,441
Transamerica Asset Allocation-Moderate VP-Service Class	2,762,564	692,126
Transamerica Asset Allocation-Moderate Growth VP-Service Class	14,875,908	2,412,982
Transamerica International Moderate Growth VP-Service Class	2,794,627	489,802
Transamerica Money Market VP-Service Class	1,276,966	495,976
Transamerica American Century Large Company Value VP-Service Class	200	204
Transamerica BlackRock Large Cap Value VP-Service Class	35,590	458
Transamerica Capital Guardian Global VP-Service Class	200	205
Transamerica Capital Guardian U.S. Equity VP-Service Class	200	204
Transamerica Capital Guardian Value VP-Service Class	200	206
Transamerica Clarion Global Real Estate Securities VP-Service Class	200	211
Transamerica Jennison Growth VP-Service Class	200	201
Transamerica JPMorgan Enhanced Index VP-Service Class	200	203
Transamerica Legg Mason Partners All Cap VP-Service Class	200	203
Transamerica Marsico Growth VP-Service Class	24,634	394
Transamerica MFS High Yield VP-Service Class	200	202
Transamerica MFS International Equity VP-Service Class	14,797	307
Transamerica PIMCO Total Return VP-Service Class	53,786	603
Transamerica T. Rowe Price Equity Income VP-Service Class	200	203
Transamerica T. Rowe Price Growth Stock VP-Service Class	200	201
Transamerica T. Rowe Price Small Cap VP-Service Class	9,838	263
Transamerica Templeton Global VP-Service Class	200	201
Transamerica Balanced VP-Service Class	200	202
Transamerica Convertible Securities VP-Service Class	200	202
Transamerica Equity VP-Service Class	—	—
Transamerica Growth Opportunities VP-Service Class	200	205
Transamerica Science & Technology VP-Service Class	200	202
Transamerica Small/Mid Cap Value VP-Service Class	9,117	262
Transamerica U.S. Government Securities VP-Service Class	39,258	434

53

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

2. Investments (continued)

	Purchases	Sales
Transamerica Van Kampen Active International Allocation VP-Service Class	$200	$202
Transamerica Van Kampen Large Cap Core VP-Service Class	5,966	251
Transamerica Van Kampen Mid-Cap Growth VP-Service Class	8,430	261
Transamerica Value Balanced VP-Service Class	305	303
Transamerica Index 50 VP-Service Class	27,892	1,190
Transamerica Index 75 VP-Service Class	180,832	2,405
Transamerica US Govt Securities VP-Service Class	9,310	652
Transamerica Efficient Markets VP-Service Class	600	578
Franklin Templeton Variable Insurance Products Trust-Class 2
Franklin Income Securities Fund-Class 2	34,821	447
Mutual Shares Securities Fund-Class 2	34,757	447
Templeton Foreign Securities Fund-Class 2	200	203
Franklin Templeton VIP Founding Funds Allocation-Class 2	196	179
AIM Variable Insurance Funds-Series II:
AIM V.I. Basic Value Fund-Series II	200	203
AIM V.I. Capital Appreciation Fund-Series II	200	201
MFS® Variable Insurance TrustSM-Service Class:
MFS New Discovery Series-Service Class	200	206
MFS Total Return Series-Service Class	200	202
Variable Insurance Products Fund-Service Class 2:
Fidelity-VIP Contrafund® Portfolio-Service Class 2	200	203
Fidelity-VIP Equity-Income Portfolio-Service Class 2	200	205
Fidelity-VIP Growth Portfolio-Service Class 2	200	203
Fidelity-VIP Mid Cap Portfolio-Service Class 2	200	204
Fidelity-VIP Value Strategies Portfolio-Service Class 2	200	205
Fidelity-VIP Balanced Portfolio-Service Class 2	42,122	494
Janus Aspen Series-Service Shares:
Janus Aspen-Mid Cap Growth Portfolio-Service Class	200	206
Janus Aspen-Worldwide Growth Portfolio-Service Class	8,374	265
AllianceBernstein Variable Products Series Fund, Inc.-Class B:
AllianceBernstein Growth and Income Portfolio-Class B	16,404	321
AllianceBernstein Large Cap Growth Portfolio-Class B	22,028	7,634
AllianceBernstein Balanced Wealth Strategy Portfolio-Class B	196	181

54

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica Asset Allocation- Growth VP- Service Class Subaccount(1)	Transamerica Asset Allocation- Conservative VP- Service Class Subaccount	Transamerica Asset Allocation- Moderate VP- Service Class Subaccount	Transamerica Asset Allocation- Moderate Growth VP-Service Class Subaccount
Units outstanding at January 1, 2007	—	2,091,935	1,444,189	7,272,479
Units purchased	—	387,488	791,332	5,032,789
Units redeemed and transferred	—	(110,632)	(41,200)	535,139

Units outstanding at December 31, 2007	—	2,368,791	2,194,321	12,840,407
Units purchased	39,314	238,047	1,322,369	8,085,064
Units redeemed and transferred	116,867	593,167	66,245	(42,743)

Units outstanding at December 31, 2008	156,181	3,200,005	3,582,935	20,882,728

	Transamerica International Moderate Growth VP-Service Class Subaccount	Transamerica Money Market VP- Service Class Subaccount	Transamerica American Century Large Company Value VP-Service Class Subaccount(1)	Transamerica BlackRock Large Cap Value VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	407,367	—	—	—
Units purchased	1,976,997	146,493	—	—
Units redeemed and transferred	382,270	(95,996)	—	—

Units outstanding at December 31, 2007	2,766,634	50,497	—	—
Units purchased	1,085,988	792,922	202	30,353
Units redeemed and transferred	1,110,955	(63,269)	(202)	(202)

Units outstanding at December 31, 2008	4,963,577	780,150	—	30,151

55

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica Capital Guardian Global VP-Service Class Subaccount(1)	Transamerica Capital Guardian U.S. Equity VP- Service Class Subaccount(1)	Transamerica Capital Guardian Value VP-Service Class Subaccount(1)	Transamerica Clarion Global Real Estate Securities VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	202	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	—	—

	Transamerica Jennison Growth VP-Service Class Subaccount(1)	Transamerica JPMorgan Enhanced Index VP-Service Class Subaccount(1)	Transamerica Legg Mason Partners All Cap VP-Service Class Subaccount(1)	Transamerica Marsico Growth VP-Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	202	22,961
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	—	22,759

56

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica MFS High Yield VP-Service Class Subaccount(1)	Transamerica MFS International Equity VP-Service Class Subaccount(1)	Transamerica PIMCO Total Return VP-Service Class Subaccount(1)	Transamerica T. Rowe Price Equity Income VP-Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	12,109	23,396	202
Units redeemed and transferred	(202)	(202)	31,182	(202)

Units outstanding at December 31, 2008	—	11,907	54,578	—

	Transamerica T. Rowe Price Growth Stock VP- Service Class Subaccount(1)	Transamerica T. Rowe Price Small Cap VP-Service Class Subaccount(1)	Transamerica Templeton Global VP-Service Class Subaccount(1)	Transamerica Balanced VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	7,377	202	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	7,175	—	—

57

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica Convertible Securities VP- Service Class Subaccount(1)	Transamerica Equity VP-Service Class Subaccount(1)	Transamerica Growth Opportunities VP- Service Class Subaccount(1)	Transamerica Science & Technology VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	202	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	—	—

	Transamerica Small/Mid Cap Value VP-Service Class Subaccount(1)	Transamerica U.S. Government Securities VP- Service Class Subaccount(1)	Transamerica Van Kampen Active International Allocation VP- Service Class Subaccount(1)	Transamerica Van Kampen Large Cap Core VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	7,042	38,890	202	4,874
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	6,840	38,688	—	4,672

58

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica Van Kampen Mid-Cap Growth VP- Service Class Subaccount(1)	Transamerica Efficient Markets VP-Service Class Subaccount(1)	Transamerica Value Balanced VP- Service Class Subaccount(1)	Transamerica Index 50 VP- Service Class Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	7,500	202	202	4,889
Units redeemed and transferred	(202)	(202)	(202)	26,789

Units outstanding at December 31, 2008	7,298	—	—	31,678

	Transamerica Index 75 VP- Service Class Subaccount(1)	Transamerica US Govt Securities VP- Service Class Subaccount(1)	Franklin Income Securities Fund- Class 2 Subaccount(1)	Mutual Shares Securities Fund- Class 2 Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	157,230	2	31,424	32,218
Units redeemed and transferred	48,437	8,716	(202)	(202)

Units outstanding at December 31, 2008	205,667	8,718	31,222	32,016

59

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Templeton Foreign Securities Fund- Class 2 Subaccount(1)	Franklin Templeton VIP Founding Funds Allocation-Class 2 Subaccount(1)	AIM V.I. Basic Value Fund-Series II Subaccount(1)	AIM V.I. Capital Appreciation Fund- Series II Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	202	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	—	—

	MFS New Discovery Series- Service Class Subaccount(1)	MFS Total Return Series-Service Class Subaccount(1)	Fidelity-VIP Contrafund® Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Equity-Income Portfolio-Service Class 2 Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	202	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	—	—

60

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Fidelity-VIP Growth Portfolio- Service Class 2 Subaccount(1)	Fidelity-VIP Mid Cap Portfolio- Service Class 2 Subaccount(1)	Fidelity-VIP Balanced Portfolio-Service Class 2 Subaccount(1)	Fidelity-VIP Value Strategies Portfolio-Service Class 2 Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	202	44,996	202
Units redeemed and transferred	(202)	(202)	(202)	(202)

Units outstanding at December 31, 2008	—	—	44,794	—

	Janus Aspen-Mid Cap Growth Portfolio-Service Class Subaccount(1)	Janus Aspen- Worldwide Growth Portfolio- Service Class Subaccount(1)	AllianceBernstein Growth and Income Portfolio- Class B Subaccount(1)	AllianceBernstein Large Cap Growth Portfolio-Class B Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—
Units purchased	—	—	—	—
Units redeemed and transferred	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—
Units purchased	202	8,159	16,705	22,634
Units redeemed and transferred	(202)	(202)	(202)	(8,163)

Units outstanding at December 31, 2008	—	7,957	16,503	14,471

61

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

AllianceBernstein Balanced Wealth Strategy Portfolio- Class B Subaccount(1)
Units outstanding at January 1, 2007	—
Units purchased	—
Units redeemed and transferred	—

Units outstanding at December 31, 2007	—
Units purchased	202
Units redeemed and transferred	(202)

Units outstanding at December 31, 2008	—

62

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units results in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Asset Allocation-Growth VP-Service Class
	12/31/2008	(1)	156,181	$0.67 to $0.67	$104,203	4.89%	1.65% to 1.85%	(33.26)% to (33.38)%

Transamerica Asset Allocation-Conservative VP-Service Class
	12/31/2008		3,200,005	0.94 to 0.93	2,982,020	3.35	1.65 to 1.85	(22.68) to (22.84)
	12/31/2007		2,368,791	1.21 to 1.20	2,859,166	2.62	1.65 to 1.85	4.42 to 4.21
	12/31/2006		2,091,935	1.16 to 1.15	2,420,050	3.31	1.65 to 1.85	7.38 to 7.17
	12/31/2005	(1)	1,726,973	1.08 to 1.08	1,862,009	3.59	1.65 to 1.85	7.97 to 7.72

Transamerica Asset Allocation-Moderate VP-Service Class
	12/31/2008		3,582,935	0.94 to 0.93	3,363,903	3.53	1.65 to 1.85	(27.40) to (27.54)
	12/31/2007		2,194,321	1.30 to 1.29	2,837,230	2.55	1.65 to 1.85	5.98 to 5.77
	12/31/2006		1,444,189	1.22 to 1.22	1,762,463	3.35	1.65 to 1.85	9.41 to 9.20
	12/31/2005	(1)	319,911	1.12 to 1.12	356,930	1.72	1.65 to 1.85	11.77 to 11.51

Transamerica Asset Allocation-Moderate Growth VP-Service Class
	12/31/2008		20,882,728	0.91 to 0.90	18,856,575	3.26	1.65 to 1.85	(34.02) to (34.15)
	12/31/2007		12,840,407	1.37 to 1.36	17,586,206	2.28	1.65 to 1.85	5.80 to 5.59
	12/31/2006		7,272,479	1.30 to 1.29	9,424,960	2.04	1.65 to 1.85	11.70 to 11.48
	12/31/2005	(1)	2,084,730	1.16 to 1.16	2,418,071	0.91	1.65 to 1.85	16.15 to 15.89

Transamerica International Moderate Growth VP-Service Class
	12/31/2008		4,963,577	0.69 to 0.68	3,413,818	2.50	1.65 to 1.85	(37.35) to (37.48)
	12/31/2007		2,766,634	1.10 to 1.10	3,039,252	0.94	1.65 to 1.85	6.72 to 6.51
	12/31/2006	(1)	407,367	1.03 to 1.03	419,424	0.00	1.65 to 1.85	2.98 to 2.84

Transamerica Money Market VP-Service Class
	12/31/2008		780,150	1.07 to 1.07	834,978	1.80	1.65 to 1.85	0.50 to 0.30
	12/31/2007		50,497	1.07 to 1.06	53,984	4.04	1.65 to 1.85	3.06 to 2.85
	12/31/2006		—	1.04 to 1.03	—	3.24	1.65 to 1.85	2.78 to 2.58
	12/31/2005	(1)	43,539	1.01 to 1.01	43,843	1.34	1.65 to 1.85	0.93 to 0.70

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Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica American Century Large Company Value VP-Service Class
	12/31/2008	(1)	—	$0.69 to $0.69	—		1.65% to 1.85%	(31.13)% to (31.25)%
Transamerica BlackRock Large Cap Value VP-Service Class
	12/31/2008	(1)	30,151	0.73 to 0.73	22,020	1.14	1.65 to 1.85	(26.94) to (27.07)
Transamerica Capital Guardian Global VP-Service Class
	12/31/2008	(1)	—	0.65 to 0.65	—		1.65 to 1.85	(34.86) to (34.98)
Transamerica Capital Guardian U.S. Equity VP-Service Class
	12/31/2008	(1)	—	0.65 to 0.65	—		1.65 to 1.85	(35.27) to (35.39)
Transamerica Capital Guardian Value VP-Service Class
	12/31/2008	(1)	—	0.66 to 0.65	—		1.65 to 1.85	(34.41) to (34.53)
Transamerica Clarion Global Real Estate Securities VP-Service Class
	12/31/2008	(1)	—	0.63 to 0.63	—		1.65 to 1.85	(36.78) to (36.90)
Transamerica Jennison Growth VP-Service Class
	12/31/2008	(1)	—	0.70 to 0.70	—		1.65 to 1.85	(30.01) to (30.14)
Transamerica JPMorgan Enhanced Index VP-Service Class
	12/31/2008	(1)	—	0.69 to 0.69	—		1.65 to 1.85	(30.97) to (31.09)
Transamerica Legg Mason Partners All Cap VP-Service Class
	12/31/2008	(1)	—	0.69 to 0.69	—		1.65 to 1.85	(31.08) to (31.21)
Transamerica Marsico Growth VP-Service Class
	12/31/2008	(1)	22,759	0.66 to 0.66	15,061	1.05	1.65 to 1.85	(33.79) to (33.91)
Transamerica MFS High Yield VP-Service Class
	12/31/2008	(1)	—	0.75 to 0.75	—		1.65 to 1.85	(24.55) to (24.69)
Transamerica MFS International Equity VP-Service Class
	12/31/2008	(1)	11,907	0.71 to 0.71	8,488	9.18	1.65 to 1.85	(28.67) to (28.80)
Transamerica PIMCO Total Return VP-Service Class
	12/31/2008	(1)	54,578	0.92 to 0.92	50,176	9.12	1.65 to 1.85	(7.95) to (8.12)
Transamerica T. Rowe Price Equity Income VP-Service Class
	12/31/2008	(1)	—	0.69 to 0.69	—		1.65 to 1.85	(30.85) to (30.98)
Transamerica T. Rowe Price Growth Stock VP-Service Class
	12/31/2008	(1)	—	0.65 to 0.64	—		1.65 to 1.85	(35.44) to (35.56)
Transamerica T. Rowe Price Small Cap VP-Service Class
	12/31/2008	(1)	7,175	0.72 to 0.71	5,130	2.56	1.65 to 1.85	(28.49) to (28.63)

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Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Templeton Global VP-Service Class
	12/31/2008	(1)	—	$0.63 to $0.63	—		1.65% to 1.85%	(37.31) % to (37.42) %
Transamerica Balanced VP-Service Class
	12/31/2008	(1)	—	0.74 to 0.73	—		1.65 to 1.85	(26.49) to (26.63)
Transamerica Convertible Securities VP-Service Class
	12/31/2008	(1)	—	0.69 to 0.68	—		1.65 to 1.85	(31.45) to (31.58)
Transamerica Equity VP-Service Class
	12/31/2008	(1)	—	0.61 to 0.61	—		1.65 to 1.85	(39.12) to (39.23)
Transamerica Growth Opportunities VP-Service Class
	12/31/2008	(1)	—	0.66 to 0.66	—		1.65 to 1.85	(33.59) to (33.72)
Transamerica Science & Technology VP-Service Class
	12/31/2008	(1)	—	0.63 to 0.63	—		1.65 to 1.85	(37.37) to (37.48)
Transamerica Small/Mid Cap Value VP-Service Class
	12/31/2008	(1)	6,840	0.66 to 0.66	4,518	3.16	1.65 to 1.85	(33.95) to (34.07)
Transamerica U.S. Government Securities VP-Service Class
	12/31/2008	(1)	38,688	1.03 to 1.03	39,948	4.39	1.65 to 1.85	3.32 to 3.13
Transamerica Van Kampen Active International Allocation VP-Service Class
	12/31/2008	(1)	—	0.68 to 0.68	—		1.65 to 1.85	(32.13) to (32.26)
Transamerica Van Kampen Large Cap Core VP-Service Class
	12/31/2008	(1)	4,672	0.64 to 0.64	2,983	6.08	1.65 to 1.85	(36.02) to (36.14)
Transamerica Van Kampen Mid-Cap Growth VP-Service Class
	12/31/2008	(1)	7,298	0.61 to 0.61	4,462	3.72	1.65 to 1.85	(38.87) to (38.98)
Transamerica Efficient Markets VP-Service Class
	12/31/2008	(1)	0	1.04 to 1.04	—		1.65 to 1.85	3.66 to 3.63
Transamerica Value Balanced VP-Service Class
	12/31/2008	(1)	—	0.71 to 0.71	—		1.65 to 1.85	(28.53) to (28.62)
Transamerica Index 50 VP-Service Class
	12/31/2008	(1)	31,678	0.82 to 0.82	25,851	—	1.65 to 1.85	(18.30) to (18.41)
Transamerica Index 75 VP-Service Class
	12/31/2008	(1)	205,667	0.72 to 0.72	148,288	—	1.65 to 1.85	(27.89) to (27.99)
Transamerica US Govt Securities VP-Service Class
	12/31/2008	(1)	8,718	1.03 to 1.03	8,994	0.57	1.65 to 1.85	3.32 to 3.13
Franklin Income Securities Fund-Class 2
	12/31/2008	(1)	31,222	0.73 to 0.73	22,785	10.92	1.65 to 1.85	(27.02) to (27.16)
Mutual Shares Securities Fund-Class 2
	12/31/2008	(1)	32,016	0.68 to 0.68	21,850	6.24	1.65 to 1.85	(31.75) to (31.88)

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Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio
Templeton Foreign Securities Fund-Class 2
	12/31/2008(1)	—	$0.66 to $0.66	—		1.65% to 1.85%	(34.03) % to (34.15) %
Franklin Templeton VIP Founding Funds Allocation-Class 2
	12/31/2008(1)	—	0.99 to 0.99	—		1.65 to 1.85	(0.99) to (1.02)
AIM V.I. Basic Value Fund-Series II
	12/31/2008(1)	—	0.53 to 0.53	—		1.65 to 1.85	(46.97) to (47.07)
AIM V.I. Capital Appreciation Fund-Series II
	12/31/2008(1)	—	0.65 to 0.65	—		1.65 to 1.85	(34.61) to (34.73)
MFS New Discovery Series-Service Class
	12/31/2008(1)	—	0.68 to 0.68	—		1.65 to 1.85	(31.50) to (31.63)
MFS Total Return Series-Service Class
	12/31/2008(1)	—	0.81 to 0.81	—		1.65 to 1.85	(19.18) to (19.33)
Fidelity-VIP Contrafund® Portfolio-Service Class 2
	12/31/2008(1)	—	0.64 to 0.64	—		1.65 to 1.85	(35.84) to (35.95)
Fidelity-VIP Equity-Income Portfolio-Service Class 2
	12/31/2008(1)	—	0.64 to 0.64	—		1.65 to 1.85	(36.31) to (36.43)
Fidelity-VIP Growth Portfolio-Service Class 2
	12/31/2008(1)	—	0.59 to 0.59	—		1.65 to 1.85	(40.57) to (40.68)
Fidelity-VIP Mid Cap Portfolio-Service Class 2
	12/31/2008(1)	—	0.67 to 0.67	—		1.65 to 1.85	(32.82) to (32.95)
Fidelity-VIP Value Strategies Portfolio-Service Class 2
	12/31/2008(1)	—	0.56 to 0.56	—		1.65 to 1.85	(44.05) to (44.16)
Fidelity-VIP Balanced Portfolio-Service Class 2
	12/31/2008(1)	44,794	0.66 to 0.66	29,786	3.05	1.65 to 1.85	(33.51) to (33.59)
Janus Aspen-Mid Cap Growth Portfolio-Service Class
	12/31/2008(1)	—	0.64 to 0.63	—		1.65 to 1.85	(36.41) to (36.53)
Janus Aspen-Worldwide Growth Portfolio-Service Class
	12/31/2008(1)	7,957	0.62 to 0.61	4,894	2.05	1.65 to 1.85	(38.49) to (38.60)
AllianceBernstein Growth and Income Portfolio-Class B
	12/31/2008(1)	16,503	0.65 to 0.65	10,728	—	1.65 to 1.85	(34.99) to (35.11)
AllianceBernstein Large Cap Growth Portfolio-Class B
	12/31/2008(1)	14,471	0.68 to 0.68	9,833	—	1.65 to 1.85	(31.93) to (32.05)
AllianceBernstein Balanced Wealth Strategy Portfolio-Class B
	12/31/2008(1)	—	1.01 to 1.01	—		1.65 to 1.85	1.28 to 1.25

66

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .75% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratio(s) for periods of less than one year have been annualized.
***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote.

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Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

5. Administrative, Mortality, and Expense Risk Charge

Transamerica Life deducts a daily charge equal to an annual rate of 1.50% or 1.70% of the value of the contract owner’s account (depending on the death benefit selected) as a charge for assuming certain mortality and expense risks. Transamerica Life also deducts a daily charge equal to an annual rate of 0.15% of the contract owner’s account for administrative expenses. In addition, during the accumulation phase, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender.

6. Income Taxes

Operations of the Mutual Fund Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to Transamerica Life, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

68

Transamerica Financial Life Insurance Company Separate Account VA WNY-

Transamerica Liberty Variable Annuity

Notes to Financial Statements

December 31, 2008

8. Fair Value Measurements and Fair Value Hierarchy

SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in Mutual Funds included in the Statement of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

69

PART C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a)	Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 8.

(2)		Not Applicable.

(3)	(a)	Form of Amended and Reinstated Principal Underwriting Agreement. Note 9.

	(a)(1)	Form of Amendment No. 2 and Novation to the Amended and Restated Principal Underwriting Agreement. Note 15.

	(b)	Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer. Note 2.

(3)	(b)(1)	Form of Life Insurance Company product Sales Agreement (TCI). Note 19.

(4)	(a)	Form of Policy. Note 9.

	(b)	Form of Rider (5 For Life). Note 9.

	(c)	Form of Rider (5 For Life - Growth - without Death Benefit). Note 12.

	(d)	Form of Rider (5 For Life - Growth - with Death Benefit). Note 12.

	(e)	Form of Rider (Income Select for Life). Note 14.

	(f)	Form of Rider - Retirement Income Choice (Income/Death-Single). Note 18.

	(g)	Form of Rider - Retirement Income Choice (Income - Single). Note 18.

	(h)	Form of Rider (GPS). Note 17.

	(i)	Form of Rider - (Retirement Income Choice with Double Initial Withdrawal Base Benefit). Note 30.

	(j)	Form of Policy Endorsement (Fund Facilitation Fee). Note 30.

	(k)	Form of Rider (Retirement Income Choice 1.2). Note 32.

(5)	(a)	Form of Application. Note 9.

	(b)	Form of Application. Note 32.

(6)	(a)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 1.

	(b)	ByLaws of Transamerica Financial Life Insurance Company. Note 1.

(7)		Reinsurance agreement (Swiss Re). Note 32.

(8)	(a)	Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 2.

(8)	(a)(1)	Amendment No. 16 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 3.

(8)	(a)(2)	Amendment No. 17 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, AUSA Life Insurance Company, Inc., Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company. Note 4.

(8)	(a)(3)	Amendment No. 30 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 5.

(8)	(a)(4)	Amendment No. 31 to Participation Agreement among AEGON/Transamerica Series Fund, Inc., Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. Note 9.

(8)	(a)(5)	Amendment No. 32 to Participation Agreement (AEGON/Transamerica) Note 11.

(8)	(a)(6)	Participation Agreement (TST). Note 28.

(8)	(a)(7)	Amendment No. 17 to Participation Agreement (TST). Note 21.

(8)	(a)(8)	Amendment No. 20 to Participation Agreement (TST). Note 22.

(8)	(a)(9)	Amendment No. 31 to Participation Agreement (TST). Note 23.

(8)	(a)(10)	Amendment No. 32 to Participation Agreement (TST). Note 24

(8)	(a)(11)	Amendment No. 36 to Participation Agreement (TST). Note 28.

(8)	(a)(12)	Amendment No. 38 to Participation Agreement (TST). Note 30.

(8)	(a)(13)	Amendment No. 40 to Participation Agreement (TST). Note 32.

(8)	(b)	Participation Agreement (AIM). Note 28.

(8)	(b)(1)	Amendment to Participation Agreement (AIM). Note 25.

(8)	(b)(2)	Amendment to Participation Agreement (AIM). Note 28.

(8)	(c)	Participation Agreement (Alliance Bernstein). Note 28.

(8)	(c)(1)	Amendment to Participation Agreement (Alliance Bernstein). Note 28.

(8)	(c)(2)	Amendment to Participation Agreement (Alliance Bernstein). Note 30.

(8)	(d)	Participation Agreement (Fidelity VIP I). Note 21.

(8)	(d)(1)	Amendment No. 7 to Participation Agreement (Fidelity VIP I). Note 31.

(8)	(e)	Participation Agreement (Fidelity VIP II). Note 21.

(8)	(e)(1)	Amendment No. 7 to Participation Agreement (Fidelity VIP II). Note 31.

(8)	(f)	Participation Agreement (Fidelity VIP III). Note 21.

(8)	(f)(1)	Amendment No. 6 to Participation Agreement (Fidelity VIP III). Note 31.

(8)	(g)	Participation Agreement (Franklin-Templeton). Note 26.

(8)	(g)(1)	Amendment No. 5 to Participation Agreement (Franklin Templeton). Note 31.

(8)	(g)(2)	Form of Notice to Participation Agreement (Franklin). Note 30.

(8)	(h)	Participation Agreement (Janus). Note 27.

(8)	(h)(1)	Amendment No. 3 to Participation Agreement (Janus). Note 28.

(8)	(i)	Participation Agreement (MFS). Note 28.

(8)	(i)(1)	Amendment No. 3 to Participation Agreement (MFS). Note 31.

(9)	a	Opinion and Consent of Counsel. Note 32.

(9)	b	Consent of Counsel. Note 32.

(10)	(a)	Consent of Independent Registered Public Accounting Firm. Note 32.

	(b)	Opinion and Consent of Actuary. Note 13.

(11)		Not applicable.

(12)		Not applicable.

(13)		Performance Data Calculations. Note 13.

(14)		Powers of Attorney. (William L. Busler, William Brown Jr., Steven E. Frushtick, Joe Carusone, Ronald F. Mosher, James P. Larkin, Peter P. Post, Craig D. Vermie, Colette Vargas, Eric J. Martin, Robert F. Colby, Cornelis H. Verhagen, and Elizabeth Belanger. Note 15. (M. Craig Fowler). Note 20. (Peter G. Kunkel) Note 32. (John T. Mallett) Note 29.

Note 1.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) on October 29, 2003.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) on April 29, 1998.

Note 3.	Incorporated herein by reference to Initial Filing of Form N-4 Registration Statement (File No. 333-62738) on June 11, 2001.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 33-33085) on April 27, 2001.

Note 5.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-116562) on July 26, 2004.

Note 6.	Incorporated herein by reference to Pre-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) on October 28, 2004.

Note 7.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-104243) on April 2, 2003.

Note 8.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-120125) on November 1, 2004.

Note 9.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-120125) on December 28, 2004.

Note 10.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-122235) on January 24, 2005.

Note 11.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-120125) on April 29, 2005.

Note 12.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-120125) on December 13, 2005.

Note 13.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-120125) on April 27, 2006.

Note 14.	Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-120125) on February 1, 2007.

Note 15.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 120125) on April 27, 2007.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-131987) on September 21, 2007.

Note 17.	Incorporated herein by reference to Initial Filing on Form N-4 Registration Statement (File No. 333-104243) Filed on April 2, 2003.

Note 18.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-120125) filed on December 21, 2007.

Note 19.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) filed on February 15, 2008.

Note 20.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-149337) filed on February 21, 2008.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-83560) filed on April 27, 2001.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 18 to form N-4 Registration Statement (File No. 33-83560) filed on April 30, 2004.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 33-83560) filed on April 29, 2005.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 33-83560) filed on April 30, 2007.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-110048) filed on April 29, 2005.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-83560) filed on October 3, 2000.

Note 28.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-120125) filed on April 29, 2008.

Note 29.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration (File No. 333-149337) dated August 7, 2008.

Note 30.	Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-120125) filed on December 29, 2008.

Note 31.	Incorporated herein by reference to Pre-Effective No. 1 to Form N-4 Registration Statement (File No. 333-147041) filed on May 22, 2008.

Note 32.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

William L. Busler 3290 Sandy Beach Rd. Solon, IA 52333	Director

Joe Carusone 4 Manhattanville Rd Purchase, NY 10577	Director

William Brown, Jr. 14 Windward Avenue White Plains, NY 10605	Director

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Controller

Ronald F. Mosher 54 Coronado Point Laguna Niguel, CA 92677	Director

James P. Larkin 4 Manhattanville Road Purchase, NY 10577	Director, Vice President and Assistant Secretary

Peter P. Post 415 Madison Avenue, 2nd Floor New York, NY 10017-1163	Director

Colette Vargas 4 Manhattanville Road Purchase, NY 10577	Director and Chief Actuary

Robert F. Colby 4 Manhattanville Road Purchase, NY 10057	Director, Counsel, Assistant Secretary and Vice President

Cornelis H. Verhagen 51 JFK Parkway Short Hills, NJ 07078	Director

M. Craig Fowler 400 West Market St. Louisville, KY 40202	Treasurer and Vice President

John T. Mallett 4333 Edgewood Road, N.E. Cedar Rapids Iowa 52499-0001	Director and Vice President

Steven E. Frushtick 500 5th Avenue New York, NY 10110	Director

Peter G. Kunkel 4 Manhattanville Road Purchase, NY 10577	Director, President and Chairman of the Board

Elizabeth Belanger 4 Manhattanville Rd. Purchase, NY 10577	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote - AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda— will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of March 31, 2009, there were 309 Contract owners.

Item 28.	Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Separate Account VL A, Separate Account VUL-3 and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

John T. Mallett	(1)	Director

Mark W. Mullin	(6)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

Blake S. Bostwick	(2)	Chief Operations Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Wesley J. Hodgson	(2)	Assistant Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Secretary

Elizabeth Belanger	(6)	Assistant Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville, KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	1111 North Charles Street, Baltimore, MD 21201
(6)	4 Manhattanville Rd, Purchase, NY 10577

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,182,505	0	0	0

(1)	Fiscal Year 2008

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4 Manhattanville Road, Purchase, NY 10577; or at Service Office, Financial Markets Group – Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 29th day of April, 2009.

SEPARATE ACCOUNT VA WNY

TRANSAMERICA FINANCIAL LIFE
INSURANCE COMPANY

Depositor

*
Peter G. Kunkel
President, Director, and
Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director, Vice President,	, 2009
James P. Larkin	and Assistant Secretary

*	Director	, 2009
Elizabeth Belanger

*	Director	, 2009
Joe Carusone

*	Director	, 2009
Ronald F. Mosher

*	Director, Vice President,	, 2009
Robert F. Colby	Assistant Secretary, and
Counsel

*	Director and Chief Actuary	, 2009
Colette F. Vargas

*	Director	, 2009
William Brown, Jr.

*	Director	, 2009
William L. Busler

*	Director	, 2009
Steven E. Frushtick

*	Director and President and	, 2009
Peter G. Kunkel	Chairman of the Board

*	Director	, 2009
Peter P. Post

*	Director	, 2009
Cornelis H. Verhagen

*	Controller	, 2009
Eric J. Martin

*	Treasurer and Vice	, 2009
M.Craig Fowler	President

*	Director and Vice President	, 2009
John T. Mallett

/s/ Darin D. Smith	Vice President and Assistant	April 29, 2009
*By: Darin D. Smith	Secretary

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No. 333-120125

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

FLEXIBLE PREMIUM VARIABLE ANNUITY - H

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
4(k)	Form of Rider (Retirement Income Choice 1.2)

5(b)	Form of Application

7	Reinsurance Agreement (SWISS Re)

8(a)(13)	Amendment No. 40 to Participation Agreement (TST)

9(a)	Opinion and Consent of Counsel

9(b)	Consent of Counsel

10(a)	Consent of Independent Registered Public Accounting Firm

14	Power of Attorney

*	Page numbers included only in manually executed original.